Exhibit 10.1

Execution Vesion

LEASE AGREEMENT

(Single Tenant Facility)

ARTICLE ONE: BASIC TERMS.

This Article One contains the Basic Terms of this Lease Agreement (this “Lease”) between Landlord and Tenant named below. Other Articles, Sections and Paragraphs of the Lease referred to in this Article One explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.

Section 1.01. Terms.

a)	Execution Date.	February 14, 2017 (“Execution Date”).

b)	Landlord.	BASELINE OPPORTUNITY, LLC, a Delaware limited liability company (“Landlord”).

c)	Tenant.	LIFETIME BRANDS, INC., a Delaware corporation (“Tenant”).

d)	Land: Approximately 32.12 acres of land, located at 1221 North Alder Avenue, Rialto, California, as further legally described in Exhibit A (the “Land”).

e)	Premises: The “Premises” will be comprised of the Land and the building containing approximately 702,668 square feet of industrial/warehouse space with ancillary office use (the “Building”); provided, however, for all purposes under this Lease, the square footage of the Building shall be deemed to be 702,668 and all amounts calculated on the basis of square footage shall use 702,668 as the square footage of the Building. The Premises are more particularly depicted on the Premises Site Plan that is attached hereto as Exhibit B and incorporated herein. For purposes of this Lease, the “Premises” shall not include any area within any public right of way.

Section 1.02. Lease Term: Beginning on the later of the following: (a) Substantial Completion (as defined in Exhibit D) or (b) November 1, 2017, provided Substantial Completion has occurred, subject to the provisions of Section 2.03 (“Commencement Date”), and expiring on the date which is the last day of the full calendar month one hundred twenty-eight (128) months thereafter (“Lease Term”). Promptly following Landlord’s deliveries in accordance with clause (a) above, Landlord shall use commercially reasonable efforts to complete the Punch List Items (as defined in, and in accordance with, Exhibit D). If the Commencement Date occurs on a day other than the first day of a calendar month, the monthly installment of Base Rent and Additional Rent for the first fractional month (the “Stub Period”) shall be equal to an

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amount which is the product of one-thirtieth of the monthly installment of Base Rent and Additional Rent multiplied by the number of days in such Stub Period, and shall be paid by Tenant to Landlord within the later to occur of thirty (30) days of (i) the Commencement Date or (ii) Tenant’s receipt of the Estimated Base Rent (as hereinafter defined) pursuant to Section 1.09(a) below. Upon determination of the Commencement Date, Landlord and Tenant shall execute an acknowledgment form setting forth the actual Commencement Date and acceptance of the Premises. Failure to execute such acknowledgment shall not affect the actual Commencement Date or expiration of this Lease. Tenant shall have three (3) options to extend the Lease Term of this Lease for five (5) years each, subject to the terms and conditions set forth in Article Sixteen in the Rider to this Lease.

Section 1.03. Permitted Uses (See Article Five) The Premises may be used by Tenant for warehousing and distribution, packaging operations, and related general office use and related lawful warehouse and distribution uses, all in compliance with this Lease and all zoning and approval requirements approved by the jurisdictions having authority (the “Permitted Use”). Except for those matters for which Landlord is responsible hereunder, Tenant agrees to comply, from and after the commencement of Tenant’s Early Access (hereinafter defined), with all federal, state and local governmental laws, rules, regulations, environmental laws and regulations, codes, and ordinances applicable to the Premises, and Tenant’s use of the Premises.

Section 1.04. Tenant’s Guarantor. None.

Section 1.05. Brokers (See Article Fourteen). Lee & Associates-Ontario and Colliers International represent Landlord (“Landlord’s Broker”) and Cushman & Wakefield of California, Inc. represents Tenant (“Tenant’s Broker”) (collectively, the “Brokers”).

Section 1.06. Commission payable to Brokers (See Article Fourteen). Landlord shall pay a commission to Brokers in accordance with a separate agreement with Landlord.

Section 1.07. Security Deposit (See Section 3.02). Seven Hundred Eighty-Eight Thousand Five Hundred Thirteen and 08/100 Dollars ($788,513.08). The Security Deposit shall be deposited with Landlord in two equal installments of Three Hundred Ninety Four Thousand Two Hundred Fifty-Six and 54/100ths Dollars ($394,256.54). (each an “Installment”), with the first Installment to be deposited with Landlord concurrent with Tenant’s execution and delivery of this Lease, and the second Installment to be deposited with Landlord upon the earlier of the Commencement Date or Tenant’s Early Access under Section 2.04. For each Installment, Tenant, at Tenant’s option, shall make a cash deposit or may deliver a Letter of Credit (as defined in Section 3.02) in the amount required to be deposited to be held by Landlord as the cash Security Deposit hereunder. So long as there has not been an Event of Default (as defined in Section 10.02) which remains uncured (after Tenant has been given any applicable notice and opportunity to cure such Event of

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Default as provided under Section 10.02 of this Lease), as of the first day of the forty-ninth (49th) full month of the Lease Term (the “SD Reduction Date”) Landlord shall return to Tenant, Three Hundred Ninety-Four Thousand Two Hundred Fifty-Six and 54/100 Dollars ($394,256.54) of the Security Deposit (the “Reduction Amount”) within thirty (30) days after the SD Reduction Date; provided, however, Tenant may elect, by delivery of written notice to Landlord on or before the SD Reduction Date, to have the Reduction Amount credited against the next installment(s) of Rent due under this Lease. To the extent the Reduction Amount is returned to, or credited on behalf of Tenant as provided in this Section 1.07, Tenant’s Security Deposit shall be Three Hundred Ninety Four Thousand Two Hundred Fifty-Six and 54/100 Dollars ($394,256.54). Promptly following the SD Reduction Date, Landlord and Tenant shall execute a written acknowledgement confirming the adjusted Security Deposit amount and the return or credit of the Reduction Amount.

Section 1.08. Vehicle Parking Spaces Allocated to Tenant. Tenant shall be entitled to use of all parking spaces located at the Premises, which number of parking spaces shall be no less than 300 parking spaces as shown on the Premises Site Plan attached as Exhibit B, at no additional cost to Tenant.

Section 1.09. Rent and Other Charges Payable by Tenant:

a)	Base Rent: So long as no Event of Default has occurred more than one time in any calendar year and is continuing (after Tenant has been given any applicable notice and opportunity to cure such Event of Default as provided under Section 10.02 of this Lease), eight (8) months of Shell Rent (as hereinafter defined) shall be abated in months one (1), two (2), thirteen (13), fourteen (14), twenty-five (25), twenty-six (26), thirty-seven (37) and thirty eight (38) of the initial Lease Term (“Abated Shell Rent Period”); provided, however, that Tenant shall be responsible for and pay all Additional Rent due under this Lease during the Abated Shell Rent Period. If the Commencement Date is any day other than the first day of a calendar month, then, Tenant shall pay to Landlord the Base Rent for the Stub Period pursuant to Section 1.02 and the Abated Shell Rent Period for month one of the Lease Term shall commence on the first day of the first (1st) full calendar month after the Stub Period. Tenant’s obligation to pay Rent shall commence on the Commencement Date, but in accordance with this Section shall be abated for the first two (2) calendar months; accordingly, Tenant will pay Base Rent starting on the first day of the third (3rd) full month after the Commencement Date (“Base Rent Commencement Date”); provided, however, if Substantial Completion is delayed due to any Tenant Delays, then Tenant’s obligation to pay Rent shall commence on the date that Substantial Completion would have otherwise occurred but for and in the absence of such Tenant Delays. The Shell Rent will increase on an annual basis by three percent (3.0%) starting on the first (1st) anniversary date of the Commencement Date:

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Base Rent Table
Months	Shell Rent - PSF/Month	Est. Capitalized TI Rent - PSF/Month	Est. Amortized TI Rent - PSF/Month	Est. Base Rent - PSF/Month	Monthly Base Rent
1 to 12*	$0.4175	$0.0000	$0.0000	$0.4175	$293,363.89
13 to 24*	$0.4300	$0.0000	$0.0000	$0.4300	$302,164.81
25 to 36*	$0.4429	$0.0000	$0.0000	$0.4429	$311,229.75
37 to 48*	$0.4562	$0.0000	$0.0000	$0.4562	$320,566.64
49 to 60	$0.4699	$0.0000	$0.0000	$0.4699	$330,183.64
61 to 72	$0.4840	$0.0000	$0.0000	$0.4840	$340,089.15
73 to 84	$0.4985	$0.0000	$0.0000	$0.4985	$350,291.83
85 to 96	$0.5135	$0.0000	$0.0000	$0.5135	$360,800.58
97 to 108	$0.5289	$0.0000	$0.0000	$0.5289	$371,624.60
109 to 120	$0.5447	$0.0000	$0.0000	$0.5447	$382,773.34
121 to 128	$0.5611	$0.0000	$0.0000	$0.5611	$394,256.54

*	Shell Rent shall be abated pursuant to the terms of this Lease.

The amounts in the table above are estimated using a fixed Shell Rent rate of $0.4175 per square foot and not upon the Return-on-Cost Rent (as hereinafter defined). Payments of Base Rent shall be made by ACH, and shall be available in Landlord’s Designated Account (as hereinafter defined) on the second (2nd) business day of each calendar month. If the Determination Date (as hereinafter defined) has not occurred as of the Commencement Date, Landlord shall estimate the amount of the Base Rent based upon the information available to Landlord as of the Commencement Date and shall deliver to Tenant in writing with reasonable backup documentation such estimated Base Rent (“Estimated Base Rent”) and Landlord’s calculation thereof. Tenant shall pay Base Rent based upon the Estimated Base Rent delivered by Landlord (and until Landlord delivers the Estimated Base Rent, then the amounts set forth in the table above, shall be deemed the Estimated Base Rent). Upon the Determination Date, Landlord shall deliver to Tenant the determination of the actual final Base Rent (together with Landlord’s calculation thereof), and Landlord and Tenant shall execute an amendment to this Lease (the “Base Rent Amendment”) (i) to replace the foregoing Base Rent Table in this Section 1.09(a) or the Estimated Base Rent delivered by Landlord, to reflect the actual final Base Rent determined at the Determination Date (including the correct Shell Rent and TI Rent and increases thereto), and (ii) to reconcile any variances between the Estimated Base Rent paid by Tenant from the Commencement Date through the Determination Date and the actual Base Rent as determined at the Determination Date. To the extent Tenant fails to sign and return the Base Rent Amendment

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within ten (10) business days of delivery to Tenant of the same from Landlord, Landlord shall deliver a second (2nd) written notice to Tenant and if Tenant fails within five (5) business days of Tenant’s receipt of such second (2nd) notice to sign and return the Base Rent Amendment, then Tenant shall be deemed to have approved such Base Rent Amendment and no Tenant signature shall be required therefor. To the extent the actual Base Rent payable by Tenant prior to the Determination Date is less than the Estimated Base Rent paid by Tenant for such period (the “PDD Credit”), the Base Rent Amendment shall provide for an additional abatement to Tenant for such PDD Credit. To the extent the actual Base Rent payable by Tenant prior to the Determination Date is more than the Estimated Base Rent paid by Tenant for such period (the “PDD Differential”), Tenant shall pay the PDD Differential to Landlord with the first installment of Base Rent coming due after the Determination Date. Landlord and Tenant acknowledge and agree that the Shell Rent shall not be finally determined until the Determination Date, and that the accounting, substantiation and disbursement of Project Costs shall conducted in accordance with the procedures set forth in Section 11 of Exhibit D.

(i)	For purposes of this Lease, the following definitions shall apply:

(A) “Amortized TI Rent” shall mean an amount to be reimbursed to Landlord for the costs of the Tenant Improvements in excess of the sum of the Base Improvement Allowance (as defined in Exhibit D) and the Capitalized TI Allowance (as defined in Exhibit D) up to the Amortized TI Amount (as defined in Exhibit D). The Amortized TI Rent shall be determined at the Determination Date by amortizing the Amortized TI Amount over the initial Lease Term at an interest rate of seven percent (7.0%); the monthly payments based on such amortization shall be the monthly Amortized TI Rent. Upon the occurrence of more than one (1) Event of Default hereunder in any calendar year (and the continuance of such Event of Default after the expiration of any applicable notice and cure period set forth in Section 10.02), any unpaid Amortized TI Rent payable for the remainder of the initial Lease Term shall be immediately due and payable by Tenant.

(B) “Base Rent” shall mean the amount which is the sum of the Shell Rent and the TI Rent.

(C) “Capitalized TI Rent” shall mean an amount to be reimbursed to Landlord for the costs of the Tenant Improvements in excess of the Base Improvement Allowance up to the Capitalized TI Amount (as defined in Exhibit D). The Capitalized TI Rent shall be determined at the Determination Date by multiplying the Capitalized

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TI Amount by seven and one-half percent (7.5%) and dividing such amount by twelve; such amount shall be the monthly Capitalized TI Rent. Upon the occurrence of more than one (1) Event of Default hereunder in any calendar year (and the continuance of such Event of Default after the expiration of any applicable notice and cure period set forth in Section 10.02), any unpaid Capitalized TI Rent payable for the remainder of the initial Lease Term shall be immediately due and payable by Tenant.

(D) “Landlord’s Designated Account” shall mean the following ACH Credit account for Landlord: Account No. ___________, ABA Routing No. ______, with JPMorgan Chase Bank, N.A., New York, New York 10004, for the account of Landlord with credits to Baseline Opportunity, LLC-CL, or such other ACH credit account for Landlord which Landlord may designate in writing to Tenant upon not less than twenty (20) days prior notice.

(E) “Return-on-Cost Rent” shall mean the amount, estimated by Landlord as of the Commencement Date, and determined by Landlord as of the Determination Date (as hereinafter defined), equal to the product of (a) the total of all Project Costs (as defined in Exhibit D), and (b) 0.0575.

(F) “Shell Rent” shall mean an amount calculated on the lower of the following: (1) $0.4175 per square foot of the Building per month; or (2) Return-on-Cost Rent. The Shell Rent shall be determined upon the date (the “Determination Date”) that (aa) the Landlord Improvements have been Substantially Completed and (bb) the final Project Costs (as defined in Exhibit D) have been determined and reconciled (as provided in Section 11(c) of Exhibit D)). Landlord and Tenant acknowledge and agree that the Shell Rent formula takes into account the Base Improvement Allowance being provided by Landlord to Tenant in accordance with Section 2 of Exhibit D.

(G) “TI Rent” shall mean an amount to be reimbursed to Landlord for costs of the Tenant Improvements (as defined in Exhibit D) in excess of the Base Improvement Allowance (as defined in Exhibit D), comprised of the Capitalized TI Rent and the Amortized TI Rent.

b)

Additional Rent. All charges, costs and amounts payable under this Lease by Tenant to Landlord or on behalf of Landlord other than Base Rent including but not limited to: (i) Real Property Taxes (See Section 4.02); (ii) Utilities (only to the extent not billed directly to Tenant; See Section 4.03); (iii) Landlord’s Insurance Policies (See Section 4.04);

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(iv) Impounds for Property Insurance Premiums (See Section 4.04) and Real Property Taxes (See Section 4.07); (v) Management Fees (See Section 4.08); and (vi) Maintenance, Repairs and Alterations (See Section 6.03) are called “Additional Rent.” Unless this Lease provides otherwise, commencing upon the Commencement Date, Tenant shall pay the Additional Rent then due on the Commencement Date, and thereafter on the first of each month during the Lease Term.

Section 1.10. Riders and Exhibits. The following Riders and Exhibits are attached to and made a part of this Lease:

a)	Riders:

(i)	ARTICLE SIXTEEN: OPTION(S) TO EXTEND

(ii)	ARTICLE SEVENTEEN: CALIFORNIA WAIVERS

b)	Exhibits

Exhibit A:	Land Legal Description.
Exhibit B:	Premises Site Plan.
Exhibit C:	LEED Requirements.
Exhibit D:	Work Letter.
Exhibit E:	Current Lender’s SNDA (as hereinafter defined).
Exhibit F:	Form of Estoppel Certificate.
Exhibit G:	Letter of Credit Form.
Exhibit G-1:	JPMorgan Chase Letter of Credit Form.
Exhibit H:	Title Matters.
Exhibit I:	Tenant’s Initial Environmental Disclosure.
Exhibit J:	Existing Reports.
Exhibit K:	Tenant’s Signage.

ARTICLE TWO: LEASE TERM.

Section 2.01. Lease of Premises for Lease Term. Landlord leases the Premises to Tenant and Tenant leases the Premises from Landlord for the Lease Term. The Lease Term is for the period stated in Section 1.02 above and shall begin and end on the dates specified in Section 1.02 above, unless the beginning or end of the Lease Term is changed under any provision of this Lease.

Section 2.02. Intentionally Deleted.

Section 2.03. Delay in Commencement. Subject to Tenant’s Early Access rights, Landlord will deliver the Premises to Tenant upon Substantial Completion. Landlord shall use reasonable commercial efforts to achieve Substantial Completion on or before November 1, 2017, (the “Target Delivery Date”) subject to (i) Force Majeure (pursuant to Section 13.13), and (ii) Tenant Delays (as defined in Exhibit D). Each day of delay due to conditions in this Section 2.03 shall extend the

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Target Delivery Date by one (1) day. Landlord’s failure to achieve Substantial Completion by the Target Delivery Date shall not affect this Lease or the obligations of Tenant under this Lease except that the Commencement Date and Base Rent Commencement Date shall be extended for a period equal to the delay (excluding, however, Tenant Delays) in Landlord’s achievement of Substantial Completion beyond the Target Delivery Date. If Landlord has not achieved Substantial Completion of the Landlord Improvements to the Premises by the date that is thirty (30) days after the Target Delivery Date, then the Tenant shall receive one (1) day per diem credit against the Shell Rent for each day of delay for the period from thirty-one (31) days through ninety (90) days following the Target Delivery Date until such time as Landlord has achieved Substantial Completion of the Landlord Improvements for Premises. If Substantial Completion of the Landlord Improvements for the Premises has not been achieved after ninety (90) days following the Target Delivery Date, the Tenant shall receive two (2) days per diem credit against the Shell Rent for each day of delay until such time as Landlord has achieved Substantial Completion of the Landlord Improvements for the Premises. To the extent Landlord has not achieved Substantial Completion of the Landlord Improvements to the Premises by the date which is twelve (12) months after the Target Delivery Date, then either Landlord or Tenant shall have the right to terminate this Lease, exercisable by the delivery of written notice to the other (a “Termination Notice”), which Termination Notice shall be delivered on or before the first day of the twelfth (12th) month after the Target Delivery Date and effective as of the first day of the thirteenth (13th) month after the Target Delivery Date (the “Termination Effective Date”); provided, however, Landlord shall have the right to rescind a Termination Notice from Tenant if Landlord (1) delivers a written notice to Tenant committing to achieve Substantial Completion of the Landlord Improvements to the Premises on or before the Termination Effective Date and (2) actually achieves Substantial Completion of the Landlord Improvements to the Premises on or before the Termination Effective Date. To the extent terminated pursuant to a Termination Notice which is not rescinded by Landlord, this Lease shall terminate on the Termination Effective Date and neither party shall have any further rights or obligations under this Lease, except to the extent such rights and obligations expressly survive the expiration or earlier termination of this Lease. Landlord shall use commercially reasonable efforts to provide Tenant with at least fifteen (15) calendar days advance notice (which may be in the form of electronic mail) of the date that Substantial Completion of the Landlord Improvements to the Premises is anticipated to occur. Upon Landlord’s delivery of the Premises to Tenant, Landlord and Tenant shall execute an acknowledgment form setting forth the actual Commencement Date and the Base Rent Commencement Date. Failure to execute such acknowledgment shall not affect the actual Commencement Date or actual Base Rent Commencement Date.

Section 2.04. Early Access. Landlord shall allow Tenant early access to the Premises approximately but no less than three (3) months prior to the Target Delivery Date subject to Force Majeure and Tenant Delays (“Early Access”), provided that all of the following have occurred: (i) this Lease is fully executed and delivered by Landlord and Tenant; (ii) Tenant has deposited with Landlord both Installments of the Security Deposit pursuant to Section 1.07; and (iii) Tenant has delivered to Landlord certificates evidencing all insurance required to be carried by

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Tenant hereunder. Tenant shall also provide evidence to Landlord of similar insurance coverage for any and all of Tenant’s vendors and/or contractors. The purpose of Tenant’s Early Access is solely for the installation of Tenant’s equipment, including but not limited to, installation of racking, IT cabling and equipment, diesel generator, radio frequency network, wired guidance system, security system, wide area network connection and similar equipment; provided, however, the listing of such equipment in this Section shall not be deemed or construed as Landlord’s approval of the same, and such approval shall be subject to the provisions and conditions set forth elsewhere in this Lease. During the last thirty (30) days of the Early Access period, Tenant may begin storing product in the Building, provided that such storage does not interfere with the timely Substantial Completion and is in compliance with any requirements of any governmental agency with jurisdiction over the Premises; provided, further, nothing contained herein shall be deemed or construed as allowing Tenant to use and occupy the Premises for the conduct of its business during the Early Access. Tenant’s Early Access to the Premises shall be subject to all of the provisions of this Lease except for the payment of monthly Rent. However, Early Access of the Premises shall not advance the expiration date of this Lease. Landlord and Tenant shall use commercially reasonable efforts to coordinate with each other during the Early Access to minimize interference with the other’s activities. Notwithstanding anything to the contrary in this Lease, Tenant shall ensure that Tenant’s Early Access does not unreasonably interfere with the work of Landlord or its contractors and in the event of any interference which threatens to delay Substantial Completion of the Landlord Improvements to the Premises, Landlord shall notify Tenant of such interfering activities, and if such interference is not ceased within twenty-four (24) hours of such notice, such interference shall be deemed a “Tenant Delay.”    Any materials of Tenant or Tenant’s agents, employees, contractors, licensees or invitees (collectively, “Tenant Parties” and individually, a “Tenant Party”) stored in the Premises during such Early Access period shall be at Tenant’s sole risk and Landlord will have no obligation to secure the Premises during the Early Access period. Tenant shall access the Premises during the period of Early Access at Tenant’s sole risk. Landlord shall not be liable for any destruction, theft, vandalism or any other damage to any personal property placed, kept or stored by or on behalf of Tenant or permitted to be placed, kept or stored by Tenant during any Early Access period. The Early Access period shall end upon the occurrence of the Commencement Date, at which time Tenant shall have possession of the Premises for the Permitted Use subject to, and in accordance with, the provisions of this Lease, twenty-four (24) hours per day, seven (7) days per week, fifty-two (52) weeks per year during the Term of this Lease. Tenant may not operate out of the Premises until Tenant has obtained any applicable business licenses and a temporary or permanent certificate of occupancy permitting Tenant’s use of the Premises for the Permitted Use; Landlord shall, at no cost or expense to Landlord, use commercially reasonable efforts to assist Tenant in connection with Tenant’s efforts to obtain such certificate of occupancy.

Section 2.05. Holding Over. Tenant shall vacate the Premises upon the expiration of the Lease Term or earlier termination of this Lease in the condition required under Section 6.06. If the Tenant holds over after expiration of the Lease Term, Extension Term(s), or earlier termination of this Lease, then Tenant shall

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pay Rent to Landlord monthly for the first month of such hold over in an amount equal to the Additional Rent and Shell Rent at a rate equal to one hundred twenty-five percent (125%) of the Shell Rent in effect as of the month immediately preceding such hold over for the first four (4) months, and thereafter Tenant shall pay Rent to Landlord monthly starting on the fifth (5th) month of such hold over in an amount equal to the Additional Rent and Shell Rent at a rate equal to one hundred fifty percent (150%) of the Shell Rent in effect as of the month immediately preceding such hold over, and Tenant shall reimburse Landlord for and defend and indemnify Landlord against all Claims (as hereinafter defined) which Landlord incurs from Tenant’s delay in vacating the Premises on or before the date which is ninety (90) days after the expiration of the Lease Term, Extension Term(s), or earlier termination of this Lease in accordance with Applicable Laws. If Tenant does not vacate the Premises upon the expiration of the Lease Term or earlier termination of the Lease in accordance with the terms of this Lease and Landlord thereafter accepts Rent from Tenant, Tenant’s occupancy of the Premises shall be a “month to month” tenancy, subject to all of the terms of this Lease, other than the payment of Base Rent, which shall be paid on a monthly basis as set forth above, and Landlord and Tenant shall each have the right to terminate this Lease and Tenant’s right to occupy the Premises on thirty (30) days’ written notice. Acceptance by Landlord of any Rent after such expiration or earlier termination of this Lease shall not constitute a consent to a hold over hereunder or result in a renewal of the Lease or any lease and nothing in this Section 2.05 shall limit or restrict Landlord from pursuing any remedies against Tenant for failure to timely vacate the Premises. For the avoidance of doubt, Tenant shall also be responsible to pay Additional Rent during the hold over period.

ARTICLE THREE: BASE RENT.

Section 3.01. Time and Manner of Payment. On or before the Commencement Date, Tenant shall pay Landlord the Base Rent in the amount stated in Section 1.09(a) (as amended from time to time) above for the third (3rd) month of the Lease Term. On the first day of the fourth (4th) month of the Lease Term and each month thereafter, Tenant shall pay Landlord the Base Rent, in advance, without offset, deduction or prior demand, except as otherwise expressly provided herein. Rent shall be payable at Landlord’s address set forth in Section 13.06, or at such other place as Landlord may designate in writing. Notwithstanding anything to the contrary contained in this Lease and notwithstanding any Claims that Tenant may have against Landlord, Tenant’s obligation to timely pay Rent is a covenant independent from any of Landlord’s obligations in this Lease.

Section 3.02. Security Deposit; Increases. Upon the execution of this Lease, Tenant shall deposit with Landlord the first Installment of the Security Deposit as set forth in Section 1.07 above. On or before the earlier of the Commencement Date or the commencement of Tenant’s Early Access under Section 2.04, Tenant shall deposit with Landlord the second Installment of the Security Deposit as set forth in Section 1.07 above. Upon the occurrence of an Event of Default (and the continuance of such Event of Default after the expiration of any applicable notice and cure period set forth in Section 10.02), then Landlord shall retain and apply such Security Deposit to Landlord’s damages caused by Tenant’s default. Landlord may

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apply all or part of the Security Deposit to any unpaid rent or other charges due from Tenant or to cure any other defaults of Tenant remaining after any applicable notice and cure period set forth in Section 10.02. If Landlord uses any part of the Security Deposit to cure a Tenant default and except as otherwise provided in this Lease, Tenant shall restore the Security Deposit to its full amount within thirty (30) days after Landlord’s written request. Tenant’s failure to do so shall be an Event of Default under this Lease. No interest shall be paid on the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts and no trust relationship is created with respect to the Security Deposit.

The Security Deposit, whether in the form of cash, Letter of Credit and/or Letter of Credit Proceeds (as defined below), shall not be deemed an advance rent deposit or an advance payment of any kind, or a measure of Landlord’s damages with respect to Tenant’s failure to perform, nor shall any action or inaction of Landlord with respect to it or its use or application be a waiver of, or bar or defense to, enforcement of any right or remedy of Landlord.

As used herein, “Letter of Credit” shall mean up to two (2) unconditional, irrevocable sight draft letters of credit: (A) issued, presentable and payable at a bank (the “Bank”) that is either (i) the office of a major national bank satisfactory to Landlord in its sole discretion and presentable in a location satisfactory to Landlord in its sole discretion, or (ii) JPMorgan Chase Bank, N.A. (“Chase”), presentable via facsimile and in the form attached hereto as Exhibit G-1; (B) naming Landlord as beneficiary, and (C) in an amount equal in the aggregate to Seven Hundred Eighty-Eight Thousand Five Hundred Thirteen and 08/100ths Dollars ($788,513.08). The Letter of Credit shall be in either (1) the form attached hereto as Exhibit G, or (2) if Chase is serving as the Bank, the form attached hereto as Exhibit G-1. The Letter of Credit shall provide: (i) that Landlord may make partial and multiple draws thereunder, up to the face amount thereof, and that Landlord may draw upon the Letter of Credit up to the full amount thereof, as determined by Landlord, and the Bank will pay to Landlord the amount of such draw upon receipt by the Bank of a sight draft signed by Landlord without requirement for any additional documents or statements by Landlord; and (ii) that, in the event of assignment or other transfer of either Landlord’s interest in this Lease or of any interest in Landlord (including, without limitation, consolidations, mergers, reorganizations or other entity changes), the Letter of Credit shall be freely transferable by Landlord, without charge and without recourse, to the assignee or transferee of such interest and the Bank shall confirm the same to Landlord and such assignee or transferee. In the event that such a transfer is required, but the Bank issuing the Letter of Credit will not provide a transfer form that is acceptable to Landlord, in Landlord’s sole discretion, then Tenant shall, promptly after receipt of notice from Landlord that Landlord cannot obtain an acceptable transfer form, either (x) replace such Letter of Credit with cash in an equal amount thereto, or (y) provide a replacement Letter of Credit from another Bank in the form required by this Section 3.02 and includes a transfer form that is acceptable to Landlord, in Landlord’s sole discretion (provided that the transfer form attached to Exhibit G is hereby approved by Landlord). For the avoidance of doubt, Landlord hereby reserves the right to review and approve the transfer form for the Letter of Credit, including, without limitation, the transfer form for any Letter of Credit issued by

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Chase. Landlord may (but shall not be required to) draw upon the Letter of Credit and use the proceeds therefrom (the “Letter of Credit Proceeds”) or any portion thereof in any manner Landlord is permitted to use the Security Deposit under this Section 3.02. In the event Landlord draws upon the Letter of Credit and elects not to terminate the Lease, but to use the Letter of Credit Proceeds, then within thirty (30) days after Landlord gives Tenant written notice specifying the amount of the Letter of Credit Proceeds so utilized by Landlord, Tenant shall immediately deliver to Landlord an amendment to the Letter of Credit or a replacement Letter of Credit in an amount equal to one hundred percent (100%) of the then-required amount of the Letter of Credit. Tenant’s failure to deliver such amendment or replacement of the Letter of Credit to Landlord within thirty (30) days after Landlord’s notice shall constitute an Event of Default by Tenant under this Lease. The Letter of Credit shall have an initial term of no longer than one (1) year, shall be “evergreen”, and shall be extended, reissued or replaced by Tenant, in each case at least thirty (30) days prior to its expiration in a manner that fully complies with the requirements of this Section 3.02, so that in all events the Letter of Credit required hereunder shall be in full force and effect continuously until the date (the “L/C Expiration Date”) for return of the Security Deposit described in Section 1.07 above. No more often than once per year, Landlord shall have the right to require Tenant to deliver to Landlord, on fifteen (15) days prior notice, a replacement Letter of Credit on the same terms and conditions set forth in this Section 3.02, in the event that Landlord determines, in its good faith judgment, that the issuing Bank is no longer satisfactory to remain as the issuer of the Letter of Credit. Any advice from the issuer that it intends to withdraw or not extend the Letter of Credit prior to any scheduled annual expiration or the L/C Expiration Date shall entitle the Landlord to immediately draw upon the Letter of Credit.

Notwithstanding anything to the contrary contained herein, in the event that Tenant is entitled to receive the return of or credit against Rent in the Reduction Amount in accordance with Section 1.07, if the Security Deposit is then held by Landlord in the form of a Letter of Credit, an additional condition to such return of or credit against Rent is that Tenant shall have delivered to Landlord an acceptable (pursuant to this Section 3.02) substitute Letter of Credit or amendment to the existing Letter of Credit in such appropriately reduced amount. Landlord agrees, in the instance of such substitute Letter of Credit, to surrender the replaced Letter of Credit promptly after receipt of the substitute.

Section 3.03. Termination; Advance Payments. Within thirty (30) days after expiration of the Lease Term or an earlier termination of this Lease that does not arise from Tenant’s default, provided Tenant has vacated the Premises as required by this Lease, Landlord shall refund to Tenant any unapplied portion of the Security Deposit in accordance with Section 3.02 above, any unapplied advance Rent or other advance payments made by Tenant to Landlord, and any amounts paid for Real Property Taxes and other reserves which apply to any time periods after termination of the Lease, subject to any off-set for any Tenant obligation to reimburse Landlord for costs which are unpaid.

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ARTICLE FOUR: OTHER CHARGES PAYABLE BY TENANT.

Section 4.01. Rent. The term “Rent” shall mean Base Rent and Additional Rent. Notwithstanding any provision in this Lease to the contrary, Additional Rent will begin to accrue beginning on Commencement Date.

Section 4.02. Property Taxes.

a)	Real Property Taxes. Tenant shall pay all Real Property Taxes (as defined below) imposed on the Premises (including without limitation imposed on any improvements installed on the Premises by or for the benefit of Tenant) during the Lease Term.

b)	Definition of “Real Property Tax”. “Real Property Tax” means all real property taxes, assessments and similar charges in connection with the Premises, including, without limitation: (i) any fee, license fee, license tax, business license fee, excise tax, commercial rental tax, levy charge, assessment, interest or tax imposed by any taxing authority against the Premises; (ii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Premises by any governmental agency; (iii) any real estate tax imposed upon this transaction or based upon a re-assessment of the Premises due to a change of ownership, as defined by applicable law; (iv) any tax or charge for a local improvement district; and (v) any charge or fee replacing any tax previously included within the definition of Real Property Tax. “Real Property Tax” does not, however, include Landlord’s federal or state income taxes and other taxes to the extent applicable to Landlord’s general or net income, gross receipts tax or other tax which are based upon receipts with respect to the Rent received, all excess profits taxes, franchise taxes, inheritance or succession taxes (applicable to individuals), estate taxes (applicable to individuals), excise or other similar taxes.

c)

Assessment; Supplemental Assessments. On or before the Commencement Date, the Premises will be separately assessed, however, the Premises may be comprised of more than one tax assessor parcel. Landlord and Tenant acknowledge and agree that the Premises will be re-assessed in connection with the completion of the Landlord Improvements and the Tenant Improvements and that supplement tax bills may be received in connection with such re-assessment. Landlord shall reasonably determine the Real Property Tax attributable to the Premises from the assessor’s worksheets or other reasonably available information and Landlord shall provide such determination to Tenant in a written notice with reasonable backup documentation. Tenant shall deliver to Landlord written notice of any Tenant concerns with such determination within ten (10) days of receipt of such determination. Landlord and Tenant shall meet and confer promptly following notice thereof and shall use

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commercially reasonable efforts to resolve reasonable concerns raised by Tenant with respect to such determination. Upon receipt of any actual tax bill covering only the Premises, and/or any supplemental tax bills, such actual tax bill and/or supplemental tax bills shall set forth the amount of Real Property Tax and the Landlord and Tenant shall true-up any over or under payment within thirty (30) days of Landlord’s notice to Tenant with each actual tax bill and/or supplemental tax bill.

d)	Personal Property Taxes.

(i)	Tenant shall pay all taxes charged against trade fixtures, furnishings, equipment or any other personal property located on the Premises prior to the same becoming delinquent and shall deliver to Landlord written evidence of such payment upon written request for the same. Tenant shall use commercially reasonable efforts to have its personal property taxed separately from the Premises.

(ii)	If any of Tenant’s personal property is taxed with the Premises, Tenant shall pay Landlord the taxes for Tenant’s personal property within thirty (30) days after Tenant receives a written statement from Landlord for such personal property taxes accompanied with a copy of the applicable tax bill.

e)	Right to Contest Taxes. Except as otherwise expressly provided below, only Landlord may institute proceedings to reduce the assessed valuation of the Premises or to contest the imposition of Real Property Taxes, and the continuation of any such proceeding by Tenant without Landlord’s prior written consent or as otherwise provided below for more than twenty (20) days after written notice from Landlord shall constitute an “Event of Default” under this Lease. To the extent Landlord desires, in Landlord’s reasonable business judgment, to contest the imposition of the Real Property Taxes, Landlord shall proceed with such protest in accordance with applicable law. In the event Landlord elects not to contest the imposition of taxes, Tenant may, upon written notice to Landlord and at Tenant’s sole cost and expense, contest the imposition of the Real Property Taxes, and Landlord shall use commercially reasonable efforts, at no out-of-pocket cost or expense to Landlord, to cooperate with Tenant in the proceedings related to any such contest as reasonably requested by Tenant and Landlord shall have the right to reasonably approve the party Tenant engages to contest the imposition of the Real Property Taxes. In the event Landlord is required to expend any funds as part of Tenant’s contest of the Real Property Taxes, Tenant shall reimburse Landlord for all such actual reasonable costs and expenses within thirty (30) days of delivery to Tenant of invoice therefor.

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Section 4.03. Utilities. Tenant shall pay, directly to the appropriate utility provider (or to Landlord for services not billed directly to Tenant), the actual cost of all natural gas, electric, heat, light, power, sewer service, telephone, water, snow removal, refuse disposal and all other utilities and services supplied to the Premises. In the event that there is an interruption or failure of utilities serving the Premises caused by Landlord’s gross negligence or willful misconduct, and such interruption or failure continues for more than five (5) consecutive days, then to the extent the payment of Rent to Landlord is not covered by the insurance that Tenant is obligated to maintain pursuant to this Lease (other than as a result of the acts or omissions of Tenant or any Tenant Party), to the extent rental interruption proceeds are available under the insurance that Landlord is obligated to maintain under this Lease, the Base Rent shall be abated beginning on the sixth (6th) consecutive day of such interruption and ending on the day such service is restored.

Section 4.04. Insurance Policies.

a)	Liability Insurance. During the Lease Term, Tenant shall maintain a policy of commercial general liability insurance insuring Tenant and the Premises against liability for bodily injury, property damage (including without limitation loss of use of property other than property owned by or in the care, custody or control of Tenant) and personal injury arising out of the operation, use or occupancy of the Premises. The general liability policy shall be on an occurrence form. Tenant shall name Landlord, and Landlord’s property manager, Landlord’s lender and any other party requested by Landlord in writing that is usual and customary in industrial real estate leases for buildings similar to the Premises (“Landlord Insureds”), as additional insureds under such policy. The initial coverage amount of such insurance shall be FIVE MILLION DOLLARS ($5,000,000.00) per occurrence and in the aggregate and shall be subject to periodic increase based upon inflation and the commercially reasonable recommendations of Landlord’s professional insurance advisers. Tenant may use a combination of primary and umbrella policies to achieve the limits listed above. The liability insurance obtained by Tenant under this Section 4.04(a) shall: (i) be primary and non-contributory to any insurance carried by Landlord; (ii) contain severability of interests endorsements, (iii) contain cross-liability endorsements; and (iv) insure Landlord against Tenant’s performance under Section 5.05, if the matters giving rise to the indemnity under Section 5.05 result from the negligence of Tenant or any Tenant Party. Landlord’s insurance shall be excess and non-contributory with respect to Tenant’s insurance. The amount and coverage of such insurance shall not limit Tenant’s liability nor relieve Tenant of any other obligations under this Lease.

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b)	Property and Rental Income Insurance. During the Lease Term, Landlord shall maintain “all-risk” policies of insurance covering loss of or damage to the Premises in the full amount of the replacement value including the Landlord Improvements and Additional Tenant Improvements. Such policy shall provide protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk including earthquake), sprinkler leakage and any other perils which Landlord deems reasonably necessary or which are required by Landlord’s lender. Landlord may also, in Landlord’s sole and absolute discretion, obtain comprehensive general liability insurance and pollution legal liability insurance in an amount and with coverage to be determined by Landlord insuring Landlord against liability arising out of the ownership, operation or use of the Premises by Landlord during the Lease Term. Except as provided herein, the policy obtained by Landlord shall not be contributory and shall not provide primary insurance. Landlord shall not obtain insurance for Tenant’s fixtures or equipment or building improvements installed by or on behalf of Tenant in or on the Premises after the Commencement Date. During the Lease Term, Landlord shall also maintain business interruption coverage, with loss payable to Landlord, in an amount equal to one (1) year’s Base Rent, plus estimated Real Property Taxes and Property Insurance Premiums (hereinafter defined). If Landlord obtains blanket insurance policies covering other properties in addition to the Premises, Landlord shall equitably allocate the cost of such blanket policies amongst the properties covered, and only the cost allocated to the Premises shall be included under this Lease. Tenant, at its own expense, also shall maintain during the Lease Term, fire and extended coverage property insurance covering (i) the replacement cost of all alterations, additions, partitions and improvements installed or placed on or around the Premises, or on the Land, for the benefit of Tenant not covered by the insurance to be obtained by Landlord herein, and (ii) the full replacement cost of all personal property contained within the Premises or the Land and (iii) business interruption insurance (collectively, “Tenant’s Property Insurance”). Tenant’s Property Insurance shall provide protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk including earthquake), sprinkler leakage and any other perils which Tenant deems reasonably necessary. Tenant shall also carry at all times Workers Compensation insurance as required by applicable law.

c)

Pollution Legal Liability Insurance. If Tenant shall store, use, or otherwise manage any Hazardous Materials at the Premises (other than the Hazardous Materials identified on Exhibit I attached hereto in the quantities set forth on Exhibit I), Tenant, at Landlord’s request, shall maintain pollution legal liability insurance insuring Tenant against liability for bodily injury, property damage (including loss of use of property), legal defense and remediation, and personal injury arising out of the operation,

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use or occupancy of the Premises. The pollution legal liability insurance shall be in an initial amount of not less than FIVE MILLION DOLLARS ($5,000,000.00) per occurrence and in the aggregate. Tenant shall name Landlord, and the Landlord Insureds, as additional insured’s under such policy. Nothing contained in this Section shall be deemed or construed as limiting Tenant’s obligations under Section 5.03 below.

d)	Payment of Premiums. Tenant shall pay one hundred percent (100%) of all premiums for Landlord’s insurance policies (“Property Insurance Premiums”) as in this Section 4.04 as Additional Rent, and Tenant shall pay one hundred percent (100%) of all premiums for Tenant’s insurance policies described in this Section 4.04. If insurance policies maintained by Landlord cover improvements on real property other than the Premises, Landlord shall deliver to Tenant a statement of the premium applicable to the Premises showing in reasonable detail how Tenant’s share of the premium was computed. Before the Commencement Date, Tenant shall deliver to Landlord a copy of certificate of insurance for any policy of insurance which Tenant is required to maintain under this Section 4.04, together with a copy of the declarations page from such policy and a copy of the additional insureds certificate required hereunder. At least thirty (30) days prior to the expiration of any such policy, Tenant shall deliver to Landlord a renewal of such policy.

e)	General Insurance Provisions.

(i)	Tenant shall provide written notice to Landlord and to each of the Landlord Insureds within ten (10) business days of the date Tenant first becomes aware of (i) the cancellation or expiration of any policy required to be maintained by Tenant under this Lease, or (ii) written overt threat but not including notices of rate increases and other correspondence in the normal course of negotiating a renewal resulting in any cancellation or expiration thereof, whichever comes first.

(ii)	If Tenant fails to deliver to Landlord a policy or renewal required under this Lease within the prescribed time period or if any such policy is cancelled or modified during the Lease Term without Landlord’s consent, Landlord may obtain such insurance, upon fifteen (15) days prior written notice to Tenant and Tenant shall have the opportunity to cure such failure within ten (10) days of such written notice. In the event Tenant has not cured such failure within such ten (10) day period, Landlord may obtain such insurance, in which case Tenant shall reimburse Landlord for the cost of such insurance within thirty (30) days after receipt of a statement that indicates the cost of such insurance.

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(iii)	Tenant shall maintain all insurance required under this Lease with companies holding a “General Policy Rating” of A-, VIII, or better, as set forth in the most current issue of “Best Key Rating Guide”. Landlord and Tenant make no representation as to the adequacy of such insurance to protect Landlord’s or Tenant’s interests. Therefore, each party may obtain any such additional property or liability insurance which each deems necessary to protect its interests.

(iv)	Notwithstanding the provisions of Section 5.05, Landlord and Tenant each hereby release each other and their respective agents and employees, from responsibility and liability for and waive any and all rights of recovery against the other, or against the members, managers, officers, employees, agents or representatives of the other, for loss of or damage to its property, if such loss or damage is covered by any insurance policy in force (whether or not described in this Lease) or required to be carried by each of them at the time of such loss or damage. Upon obtaining the required policies of insurance, each party shall provide notice to the insurance carrier or carriers of this mutual waiver, as required by such policies, and shall cause its respective insurance carriers to waive all rights of subrogation against the other.

(v)	If a loss covered by insurance is incurred, Tenant shall be liable for the payment of any deductible amount under Tenant’s insurance policies maintained pursuant to this Section 4.04 and up to TWENTY FIVE THOUSAND DOLLARS AND 00/100 DOLLARS ($25,000.00) PER OCCURRENCE of any deductible under Landlord’s policies maintained pursuant to this Section 4.04. The deductible amount for Tenant’s policies shall not exceed ONE HUNDRED THOUSAND DOLLARS AND 00/100 DOLLARS ($100,000.00) PER OCCURRENCE or the greater of either five percent (5%) of the total insured value or the then current insurance industry standard for earth movement coverage. Tenant shall not knowingly or intentionally do or permit anything to be done which invalidates any such insurance policies.

Section 4.05. Late Charges. Tenant’s failure to pay Rent promptly may cause Landlord to incur unanticipated costs. The exact amount of such costs is impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease for, or mortgage or trust deed encumbering,

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the Premises. Therefore, if Landlord does not receive any Rent payment within ten (10) days after it becomes due, Tenant shall pay to Landlord a late charge equal to five percent (5%) of the overdue amount as Additional Rent, but in no event in an amount less than $500.00 or greater than $5,000.00. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment.

Section 4.06. Interest on Past Due Obligations. Any amount owed by Tenant to Landlord which is not paid when due shall bear interest at the Reference Rate (as hereinafter defined) from the due date of such amount until paid in full. However, interest shall not be payable on late charges to be paid by Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease. For purposes of this Lease, the “Reference Rate” shall mean the rate that is the greater of (1) seven percent (7%) per annum, and (2) the “prime rate” as published in the Wall Street Journal (or if the Wall Street Journal ceases to publish a “prime rate”, then from a similar publication) as of the date such interest commenced to accrue plus three and one half percent (3.50%). If the interest rate specified in this Section 4.06 is higher than the rate permitted by applicable law, the interest rate is hereby decreased to the maximum legal interest rate permitted by Applicable Law.

Section 4.07. Impounds for Insurance Premiums, Real Property Taxes. Tenant shall pay Landlord a sum equal to one-twelfth (1/12) of the annual Property Insurance Premiums and Real Property Taxes payable by Tenant under this Lease, together with each payment of Base Rent. Landlord shall hold such payments in a non-interest bearing impound account. If unknown, Landlord shall reasonably estimate the amount of Property Insurance Premiums and Real Property Taxes in advance. Tenant shall pay any deficiency of funds in the impound account to Landlord within thirty (30) days of delivery of a written request.

Section 4.08. Management Fees. Tenant shall reimburse Landlord monthly for management fees and expenses, including without limitation property management accounting fees, incurred by Landlord in connection with the Premises, which shall not exceed two percent (2%) of the monthly gross receipts (all monies received by Landlord and/or property manager from Tenant other than the Real Property Tax) plus Seven Hundred Fifty and 00/ 100 Dollars ($750.00) per month for accounting services (“Management Fees”).

ARTICLE FIVE: USE OF PREMISES.

Section 5.01. Permitted Uses. Tenant may use the Premises only for the Permitted Uses set forth in Section 1.03 above.

Section 5.02. Compliance with Applicable Laws. Landlord shall deliver the Premises to Tenant on the Commencement Date in compliance with any applicable statute, law, including without limitation all environmental laws, the Foreign Investment in Real Property Tax Act, the Comprehensive Environmental

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Response Compensation and Liability Act, the Occupational Safety and Health Act and the Americans with Disabilities Act of 1990 and any similar state statute, as may be amended (“ADA”), code, ordinance, rule or regulation, matter of record, or governmental regulation or order (collectively, the “Applicable Laws”), and the title matters set forth in Exhibit H attached hereto (the “Title Matters”), except that Tenant shall obtain and pay for all Tenant Permits (as defined in Exhibit D), and for Additional Tenant Improvements (i.e., not included in the Landlord Improvements), and Tenant shall comply with all Applicable Laws and ADA requirements related thereto. Subject to Landlord’s obligations herein, Tenant shall comply with all Applicable Laws and Title Matters and shall promptly take all actions necessary to comply with Applicable Laws or Title Matters. Tenant’s city-approved commodity and/or specific use of the Premises may require specific costs and/or work to be performed related to certain items, such as, but not limited to, emergency egress lighting, hose racks, in-rack sprinklers or any other fire and/or life safety requirements. Any and all such costs and work to be performed related thereto shall be the sole responsibility of Tenant and at Tenant’s sole cost and expense; provided, however, initial installation costs incurred prior to the Commencement Date may be paid from the Tenant Improvement Allowance (as defined in Exhibit D) to the extent otherwise available.

Section 5.03. Hazardous Materials.

a)

As used in this Lease, the term “Hazardous Material” or “Hazardous Substance” means any flammable, explosive, radioactive, hazardous or toxic substances, material or waste or related materials, including without limitation any substances defined as or included in the definition of “hazardous substances”, “hazardous wastes”, “hazardous materials” or “toxic substances” now or subsequently regulated under any applicable federal, state or local laws or regulations, including, without limitation petroleum-based products, paints, solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonia compounds and other chemical products, asbestos, PCBs and similar compounds, and including without limitation any different products and materials which are subsequently found to have adverse effects on the environment or the health and safety of persons. Except as expressly permitted by Landlord in writing under this Lease, Tenant shall not cause or permit any Hazardous Material to be generated, produced, brought upon, used, stored, treated, released, or disposed of in or about the Premises, without the prior written consent of Landlord, which Landlord may withhold in its sole discretion. Landlord shall be entitled to take into account such factors or facts as Landlord may in its good faith business judgment determine to be relevant in determining whether to grant or withhold consent to Tenant’s proposed activity with respect to Hazardous Material. Notwithstanding anything in this Lease to the contrary, in no event shall Landlord be required to consent to the installation or use of any storage tanks on the Premises; provided, however, Landlord

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shall not unreasonably withhold its consent to Tenant’s use of, and the proper storage of small quantities of materials specifically identified in writing by Tenant which are customarily used in the ordinary course of operating warehouse and distribution facilities (collectively, the “Specified Materials”). Landlord hereby expressly consents to the use of the Specified Materials identified on Exhibit I attached hereto in the amounts set forth in Exhibit I so long as such Specified Materials are used, stored, and disposed of in accordance with all Applicable Laws and the Title Matters. Prior to any storage, use or presence at the Premises of Hazardous Materials not identified in Exhibit I and/or increase in amounts of Specified Materials set forth in Exhibit I, Tenant shall provide to Landlord in writing for Landlord’s approval a list of any other materials and products (including the Specified Materials) to be stored, used, or otherwise managed at the Premises that may be considered Hazardous Materials and not identified on Exhibit I, and will in any event use, store and dispose of such materials and products in accordance with all Applicable Laws and the Title Matters. If required by Applicable Laws, Tenant shall provide to Landlord a copy of any Hazardous Materials Management or Business Plan to be filed, and upon any update or refiling of the same. The foregoing shall not, however, be deemed to limit or restrict any requirement for Landlord’s consent as otherwise provided in this Lease. Tenant shall maintain all records required by Applicable Laws and as necessary to document that the facilities and equipment on the Premises are being operated in compliance with all the requirements of Applicable Laws and Title Matters and will provide Landlord with copies of such records promptly following a written request therefor. Tenant shall promptly deliver to Landlord a copy of any notice of violation of any Applicable Law issued to Tenant and relating to the Premises.

b)

As required during the Term of this Lease and prior to the expiration or earlier termination of this Lease or earlier surrender of the Premises, Tenant, at its sole cost and expense, shall remove all Hazardous Materials that Tenant or any Tenant Party stored, disposed of, or released (except and to the extent caused or exacerbated by Landlord or its agents, employees, contractors or licensees (each, a “Landlord Party” and collectively, the “Landlord Parties”) or existing prior to the earlier of the Commencement Date or Early Access of the Premises by Tenant) onto or from the Premises, in a manner that (i) complies with all Applicable Laws and the Title Matters; (ii) does not require the recording of any deed restriction or notice regarding the Premises; and (iii) may be reasonably necessary to restore the Premises to the condition that existed prior to the Commencement Date or Early Access to the Premises by Tenant or any Tenant Party. Tenant

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shall perform such work at any time during the Lease Term upon reasonable written request by Landlord or, in the absence of a specific request by Landlord, as and when required by Applicable Law but in any event before Tenant’s right to possession of the Premises terminates or expires (whichever is earlier). If Tenant fails to perform such work within a mutually agreed and reasonable time period following a written request by Landlord or before Tenant’s right to possession terminates or expires (whichever is earlier), such failure shall be an Event of Default, and Landlord may at its discretion, and without waiving any other remedy available under this Lease or at law or equity (including without limitation an action to compel Tenant to perform such work), perform such work and Tenant shall promptly reimburse Landlord for all such reasonable costs incurred by Landlord within thirty (30) days of delivery of an invoice therefor and such obligation shall survive the expiration or earlier termination of this Lease.

c)	Subject to the terms of this Lease, Landlord shall have access to, and a right to perform inspections and tests of, the Premises (in each case at Landlord’s sole cost and expense unless a violation is discovered for which Tenant is responsible under this Lease, in which event Tenant shall reimburse Landlord for all costs in connection with such tests and inspections) reasonably necessary to determine Tenant’s compliance with Applicable Laws, its obligations under this Section 5.03, and/or the environmental condition of the Premises. Such access by Landlord shall be upon reasonable prior notice (except in the event of an emergency) to Tenant and shall be subject to Tenant’s reasonable safety and security requirements. Landlord’s action, inspections and tests hereunder shall be performed in a commercially reasonable manner and Landlord shall use commercially reasonable efforts to not interfere with Tenant’s operations.

d)

If Tenant or the Premises is in violation of any Applicable Law concerning the presence, release, disposal, or use of Hazardous Substances or the handling or storing of Hazardous Substances by Tenant or any Tenant Party, Tenant shall promptly engage in (i) such required management as is necessary to immediately correct the violation and to comply with Applicable Law; and (ii) incorporate such additional protocols as Landlord may require in its good faith business judgment. If Tenant does not act in a prudent and timely manner as set forth in this Lease, such failure shall be an Event of Default, and Landlord reserves the right, but shall not have any obligation, to come onto the Premises after expiration of applicable notice and cure periods (except in the event of an emergency), to act in place of Tenant and to take such action as Landlord deems necessary to mitigate and/or correct the

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violation to comply with Applicable Law. If Landlord has a reasonable belief that Tenant is in violation of any Applicable Law with regard to Hazardous Materials or that Tenant’s actions or inactions are likely to present a threat of violation of any Applicable Law with regard to Hazardous Materials, Landlord reserves the right, but without obligation, after providing Tenant written notice and an opportunity to cure (except in the event of an emergency), to enter onto the Premises and take such corrective or mitigating action as Landlord deems necessary in connection with such violation or potential violation. All costs and expenses incurred by Landlord in connection with any such actions under this Section 5.03(d) shall become due and payable by Tenant within thirty (30) days after presentation of a proper invoice therefor.

e)	Landlord agrees that if any Hazardous Materials are released, discharged or disposed of by Landlord or Landlord Parties, on or about the Premises, in violation of Applicable Law, or if any Hazardous Materials exist at the Premises (and were not caused by, or introduced or exacerbated by Tenant or any Tenant Party), Landlord shall promptly, if required by order of the applicable regulatory or governmental authority, take all actions that are commercially reasonable to cleanup and remove such Hazardous Materials from the Premises as required by such regulatory or governmental authority to comply with Applicable Laws at no expense to Tenant. Landlord shall be responsible for and shall protect, defend, indemnify, and hold Tenant or Tenant Parties harmless from and against any and all Claims, which arise during or after the Lease Term, whether foreseeable or unforeseeable, that arise during or after the Lease Term in whole or in part, foreseeable or unforeseeable, directly or indirectly arising out of or attributable to the presence, use, generation, manufacture, treatment, handling, refining, production, processing, storage, or release of Hazardous Materials, or the presence of Hazardous Materials existing as of the Commencement Date, in, on, under or about the Premises except to the extent that such Hazardous Materials conditions are caused by, or introduced or exacerbated by Tenant or any Tenant Party. Notwithstanding any provision in this Lease to the contrary, Landlord’s maximum liability for any and all indemnity, defense, protection, and hold harmless obligations hereunder shall be capped at Three Million and 00/100 Dollars ($3,000,000.00) for the Lease Term (including any Extension Term(s)).

f)

Prior to the execution and delivery of this Lease, Landlord has made available for Tenant’s inspection all information, environmental site assessments and reports in Landlord’s possession regarding the environmental condition of the Property

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identified on Exhibit J attached hereto, including but not limited to, Phase I Environmental Site Assessment dated July 14, 2015, performed by Cardno ATC in accordance with current ASTM standards (the “Existing Reports”). By Tenant’s execution and delivery of this Lease, subject to Landlord’s obligation under this Section 5.03(f) Tenant hereby approves and accepts the Premises subject to the conditions disclosed by the Existing Reports. Tenant shall not be responsible for any Hazardous Substances (or any monitoring, removal or remediation costs in connection therewith) which exist at the Premises prior to the earlier of the Commencement Date or the commencement of Tenant’s Early Access (“Pre-Existing Conditions”) except to the extent exacerbated by Tenant or any Tenant Party. Landlord shall use commercially reasonable efforts to comply with the requirements with respect to the Premises imposed by governmental agencies with jurisdiction over the Pre-Existing Conditions and/or to pursue responsible parties in connection with the monitoring, removal or remediation of such Pre-Existing Conditions. During the Term of this Lease, Landlord shall use commercially reasonable efforts to not release, discharge, or dispose of any Hazardous Substances at the Premises in violation of Applicable Laws. Landlord hereby acknowledges and agrees that to the extent Landlord breaches the foregoing covenant, Tenant shall not be responsible for, and is hereby released from any liability associated therewith except to the extent Tenant or any Tenant Parties exacerbate such release, discharge or disposal of such Hazardous Substances at the Premises.

Section 5.04. Signs and Auctions. Tenant shall not place any signs on the exterior of the Premises (except as set forth below) without Landlord’s prior written consent which shall not be unreasonably withheld, conditioned or delayed. Tenant’s signage shall be subject to the prior written consent of Landlord, including without limitation as to size, content, shape, and location. Tenant shall not conduct or permit any auctions or sheriff’s sales at the Premises. All signage will be at the sole cost and expense of Tenant, and Tenant shall first obtain all required permits and approvals by regulatory authorities having jurisdiction (other than permits and approvals for roof mounted signage, which shall be handled by Landlord as set forth below). Landlord shall provide Tenant a copy of Landlord’s sign program (if any). Tenant shall ensure that any such signage shall also be in accordance with any Title Matters, Landlord’s sign program (if any), and applicable governmental requirements. Tenant shall be responsible for all costs in connection with Tenant’s signage, including without limitation, design, installation, maintenance, repair, and removal. Tenant shall maintain all such signage (other than any roof mounted signage) in good condition and repair and shall remove all such signage at the expiration or earlier termination of this Lease and promptly repair any damage to the Premises caused by such removal and restore Building surfaces to match other existing Building surfaces, all at Tenant’s sole cost and expense. Landlord hereby agrees that Tenant shall be permitted to place signage on

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the exterior of Building (excluding, however, the roof of the Building) and install monument signage, subject to Landlord’s sign programs (if any), and the conditions set forth above. So long as any roof warranties are not adversely impacted thereby, Tenant may request the installation of roof mounted signage, which shall be subject to Landlord’s prior written consent (not unreasonably withheld, conditioned or delayed); provided, however, such installation, repair, restoration and removal (all subject to a four percent (4.0%) administrative fee) and maintenance of such signage shall be performed by Landlord and/or its contractors at Tenant’s sole cost and expense as Additional Rent. Notwithstanding anything to the contrary herein, such four percent (4%) administrative fee shall not apply with respect to any installation of signage as part of the Landlord Improvements constructed prior to Commencement Date, and in lieu thereof, the fees set forth in Exhibit D shall apply. Notwithstanding the foregoing, Landlord hereby consents to the installation of Tenant’s sign depicted on Exhibit K attached hereto at the location identified on such Exhibit.

Section 5.05. Indemnity.

a)	Except to the extent of Landlord’s gross negligence or willful misconduct, Tenant shall indemnify, defend, and hold Landlord harmless from any and all actions, causes of action, claims, costs, damages, demands, expenses (including, without limitation, attorneys’ fees, consultants’ and experts’ fees and court costs), fines, liabilities, liens, losses, penalties, obligations and suits (collectively, “Claims”) arising out of or in connection with: (i) the use or occupancy of the Premises by Tenant or any Tenant Party (including, without limitation, any use or occupancy of the Premises during the Early Access period); or (ii) the conduct of Tenant’s business or anything else done or permitted by Tenant to be done in or about the Premises, including without limitation any contamination of the Premises other than caused by Landlord or any Landlord Party; (iii) any breach or default in the performance of Tenant’s obligations under this Lease; (iv) any misrepresentation or breach of warranty by Tenant under this Lease; (v) any damage to the Landlord Improvements caused by Tenant or any Tenant Party during the construction of the Additional Tenant Improvements or during the Early Access period; and (vi) any other negligent or willful acts or omissions of Tenant or any Tenant Party. Tenant shall defend Landlord against any such Claims at Tenant’s expense with counsel reasonably acceptable to Landlord or, at Landlord’s election, Tenant shall reimburse Landlord for any reasonable legal fees or costs incurred by Landlord in connection with any such Claims. As a material part of the consideration to Landlord, Tenant assumes all risk of damage to property or injury to persons in or about the Premises arising from any cause and Tenant hereby waives all Claims in respect thereof against Landlord, except for any Claims arising out of Landlord’s gross negligence or willful misconduct. The foregoing indemnity shall survive the expiration or earlier termination of this Lease.

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b)	Except to the extent caused by Tenant or any Tenant Party or by Tenant’s or any Tenant Party’s negligence or willful misconduct, Landlord shall indemnify, defend, and hold Tenant harmless from any and all Claims arising out of or in connection with: (i) The use or occupancy of the Premises by Landlord or any Landlord Party; (ii) anything done or permitted by Landlord or any Landlord Party to be done in or about the Premises, other than caused by Tenant or a Tenant Party; (iii) any breach or default in the performance of Landlord’s obligations under this Lease; (iv) any misrepresentation or breach of warranty by Landlord under this Lease; and (v) any gross negligence or willful misconduct of Landlord or any Landlord Party. Landlord shall defend Tenant against any such Claims at Landlord’s expense with counsel chosen by Landlord and reasonably acceptable to Tenant. The foregoing indemnity shall survive the expiration or earlier termination of this Lease.

Section 5.06. Landlord’s Access. Landlord or its agents may enter the Premises at all reasonable times, subject to Tenant’s reasonable safety and security requirements, to show the Premises to potential buyers, lenders, investors or other parties (and to prospective tenants during the last six (6) months of the Lease Term); to inspect the Premises and to conduct tests in order to monitor Tenant’s compliance with the terms of this Lease, all Applicable Laws and/or Title Matters; or to perform any work required of Landlord under this Lease. Landlord shall give Tenant notice 48 hours in advance of such entry, except in the case of an emergency. Landlord may place customary “For Lease” signs on the Premises during the last six (6) months of the Lease Term.

Section 5.07. Quiet Possession. So long as no Event of Default has occurred and is continuing, Landlord shall not disturb Tenant’s quiet possession of the Premises and Tenant may occupy and enjoy the Premises for the full Lease Term, subject to the provisions of this Lease.

ARTICLE SIX: CONDITION OF PROPERTY; MAINTENANCE, REPAIRS AND ALTERATIONS.

Section 6.01. Existing Conditions. Subject to completion of the Landlord Improvements, and Tenant’s exercise of rights under any warranties included in connection therewith, Tenant accepts the Premises in its “As Is”, “Where Is” and “With All Faults” condition as of Tenant’s execution of this Lease, subject to all Applicable Laws, and Title Matters. Except as otherwise specifically provided herein, Tenant acknowledges that neither Landlord nor any other party on behalf of Landlord has made any representation as to the condition of the Premises or the suitability of the Premises for Tenant’s intended use. Tenant represents and warrants that Tenant has made its own inspection of and inquiry regarding the condition of the Premises, including without limitation zoning and is not relying on any representations of Landlord or any other party on behalf of Landlord in any respect.

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Section 6.02. Exemption of Landlord from Liability. Except as expressly set forth in this Section, Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant, any Tenant Party or any other person in or about the Premises, whether such damage or injury is caused by or results from: (a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause; or (c) conditions arising in or about the Premises, or from other sources or places. Landlord shall not be liable for any such damage or injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant. The provisions of this Section 6.02 shall not, however, exempt Landlord from liability for Landlord’s gross negligence or willful misconduct.

Section 6.03. Landlord’s Obligations.

a)	Except as provided in Article Seven (Damage or Destruction) and Article Eight (Condemnation), Landlord shall maintain, repair and replace, as necessary, the following in order to keep the same in good order, condition and repair: (i) all structural elements of the Building, including without limitation, the footings, the foundations, interior and exterior bearing walls, structural integrity of the floor slab (excluding floor surface, coatings, and coverings) roof structure (excluding the roof membrane and skylights/smoke vents) of the Building (“Landlord Structural Elements”), (ii) the fire alarm system, fire sprinklers, fire protection systems, emergency suppression fast response pump and pump room serving the Premises, (iii) all components of electrical and plumbing systems and other utility facilities located outside the Building to the point of connection to the Building, (iv) all parking areas, driveways, truck yards, sidewalks, lighting and landscaped areas located in or around the Premises and serving the Premises, and (v) maintenance and repair of the portions of the Premises located outside of the Building, including without limitation landscaping and snow removal. Notwithstanding the foregoing, Tenant, at its sole option, may elect, exercisable by delivery of written notice to Landlord, to maintain the landscaping of the Premises, in which case Tenant shall pay for such cost directly and it will not be included as part of the reimbursement amounts payable to Landlord pursuant to Section 6.03(b) below.

b)	Tenant shall pay or reimburse Landlord for all costs Landlord incurs under Section 6.03(a)(ii), (iv) and (v) above as Additional Rent. Landlord shall perform items under Section 6.03(a)(i) and (iii) at Landlord’s sole cost and expense; provided, however, to the extent such replacement costs for Landlord Structural Elements are necessary as a result of any damage, negligence or misuse thereto by Tenant or any Tenant Party, then Tenant shall be solely responsible to replacement costs.

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c)	In performing its obligations under Section 6.03(a), Landlord shall use commercially reasonable efforts to commence and promptly complete the same with diligence, in a good and workmanlike manner, in accordance with Applicable Laws and Title Matters. Landlord shall use commercially reasonable efforts to communicate and coordinate with Tenant so as to minimize the interference to Tenant’s use and occupancy of the Premises to the extent reasonably practicable. Landlord shall, at no out-of-pocket cost or expense to Landlord, use commercially reasonable efforts to pursue enforcement, and to secure the benefits, of the warranties provided in connection with the construction of the Landlord Improvements as identified in Exhibit D.

d)	Except to the extent caused by Tenant or any Tenant Party, Landlord shall be responsible, at its sole cost and expense, for all costs of repair arising from latent defects in the Building and for repairs to any latent defects in the Building throughout the Lease Term and any Extension Term.

Section 6.04. Tenant’s Obligations.

a)

Except as provided in Article Seven (Damage Destruction) and Article Eight (Condemnation), and except for Landlord’s obligations set forth in Section 6.03 hereof, and except to the extent caused by the gross negligence or willful misconduct of Landlord (in which case Landlord shall be responsible for such maintenance and repair at its sole cost and expense), Tenant shall keep all portions of the Premises in good order, condition and repair, including without limitation the nonstructural, interior portions of the Premises, tenant improvements, the electrical and plumbing systems and facilities located inside the Building, including within the walls of the Building, all windows, doors, plate glass and interior walls and partitions (including without limitation those surrounding structural columns entirely or partly within the Building), the interior drywall on exterior structural walls; the frames, casements, doors, windows and openings installed in or on the improvements described in the foregoing or that provide entry/exit to/from the Building, all hardware, fixtures, cabinetry, railings, paneling, and finishes in the Premises or that are installed in or on the improvements described in the foregoing, integrated ceiling systems (including without limitation grid, panels and lighting), floor surface, coatings, and coverings, kitchen, rest room, laboratory or other similar facilities that exclusively serve the Premises (including without limitation plumbing fixtures, toilets, sinks and built-in

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appliances), sprinkler, plumbing, heating, ventilating, air conditioning, electrical, metering, lighting, communications, security systems, drainage, sewage, waste disposal, vertical transportation, fire/life safety systems, and other mechanical, electronic, physical or informational systems that exclusively serve the Premises (all to the extent such systems lie within the Premises, including without limitation the parts of each system that are connected from the common point of distribution for each system to and throughout the Premises). If any portion of the Premises or any system or equipment in the Premises which Tenant is obligated to repair cannot be fully repaired or restored as reasonably determined by Landlord after written notice from Tenant, Landlord shall promptly replace such portion of the Premises or system or equipment in the Premises, regardless of whether the useful life of such replacement extends beyond the Lease Term, and Landlord shall initial pay the costs of such replacement; provided, however, Landlord shall be reimbursed by Tenant in accordance with the provisions below. Notwithstanding anything herein to the contrary, with respect to any item to be replaced by Tenant pursuant to the immediately preceding sentence, the cost shall be equitably allocated between Landlord and Tenant in accordance with the following procedure: (i) Landlord shall use commercially reasonable efforts to coordinate and obtain bids for such replacement, and Landlord shall reasonably approve the bid selected, (ii) Landlord shall reasonably determine the normal useful life of such replaced item (which useful life shall in no event be greater than fifteen (15) years, and is hereinafter referred to as the “Amortization Period”), (iii) once the replacement is completed, Landlord shall determine the total replacement cost (including interest at the Reference Rate) and such cost shall be divided over the Amortization Period to calculate the annual cost of such replacement, and (iv) once the annual cost is determined, the annual cost shall be allocated between Landlord and Tenant based upon the then existing Lease Term (i.e., including any Extension Term then in effect), Tenant shall bear the annual cost of such replacement during such Extension Term and Landlord shall be reimbursed for the same as Additional Rent during such Extension Term. Tenant shall maintain throughout the Lease Term a preventative maintenance contract providing for the regular inspection and maintenance of all heating and/or air conditioning systems within the Premises by a licensed heating and air conditioning contractor reasonably acceptable to Landlord and Tenant shall provide a copy of the same to Landlord upon Landlord’s request. It is the intention of Landlord and Tenant that at all times Tenant shall maintain the portions of the Premises which Tenant is obligated to maintain in good state of repair and in a fully operative condition. Tenant shall be able to receive the benefit of

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the standard general contractor’s one (1) year building warranty for the Premises and a ten (10) year no dollar limit roof warranty for the Building.

b)	Notwithstanding anything to the contrary in this Lease, if any part of the Premises is damaged by any negligent or willful act or omission of Tenant, or any Tenant Party, Tenant shall promptly repair (or if necessary, replace) the same as provided herein.

c)	Except as otherwise expressly set forth in Section 6.04, Tenant shall fulfill all of Tenant’s obligations under this Section 6.04, at Tenant’s sole cost and expense. Notwithstanding anything to the contrary contained in this Lease, if Tenant fails to maintain, repair or replace the Premises as required by this Section 6.04 within a reasonable time given the nature of the specific maintenance, repair or replacement obligation, and such failure creates a condition which poses a material threat of damage to the Premises or a material risk to the health and safety of persons Landlord may, upon ten (10) business days’ prior notice to Tenant (except that no notice shall be required in the event of an emergency), enter the Premises and perform such maintenance or repair (including replacement, as needed) on behalf of Tenant; provided, however, to the extent, and for so long as Tenant, within five (5) business days from receipt of such notice from Landlord, delivers to Landlord written notice and reasonably satisfactory assurances that Tenant is dealing with such threat and/or risks in a prompt and diligent manner, then Landlord shall refrain from exercising its rights under this Section 6.04, except in the event of an emergency. In such case, Tenant shall reimburse Landlord for all direct and actual costs incurred by Landlord in performing such maintenance, repair or replacement immediately upon demand.

Section 6.05. Alterations, Additions, and Improvements. Tenant shall not make or permit to be made any alterations, improvements, or additions to the Premises (“Alterations”), without first obtaining on each such occasion Landlord’s prior written consent (which consent Landlord agrees not to unreasonably withhold, condition or delay) except for non-structural Alterations which do not exceed One Hundred Thousand Dollars ($100,000.00) per year of the Lease Term, does not require a permit from the jurisdictions having authority, does not affect the mechanical, electrical or plumbing systems of the Building, and which are not visible from the outside of the Building; provided that Tenant gives Landlord advance notice of such work in each case. As part of its approval process, Landlord may require that Tenant submit plans and specifications to Landlord, for Landlord’s approval or disapproval, which approval shall not be unreasonably withheld, conditioned or delayed. All Alterations shall be performed in accordance with all governmental requirements applicable thereto, Applicable Laws and Title Matters and in a good and workmanlike manner and, to the extent such Alterations will remain a part of the Premises after the expiration or

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earlier termination of this Lease, with materials consistent with the quality of the initial construction of the Landlord Improvements; provided, further, Tenant shall be responsible for any damage to the Premises caused by the use of any materials of a lesser quality. Before commencing any work in connection with such Alterations, Tenant shall furnish Landlord with certificates of insurance from the general contractor or if no general contractor, from all contractors performing labor or furnishing materials insuring Landlord against any and all liabilities which may arise out of or be connected in any way with said Alterations. If Landlord notifies Tenant in writing at the time of Landlord’s consent to such Alterations that Landlord’s approval is conditioned upon the removal of such Alterations at the expiration or termination of this Lease, then Tenant shall, at its sole cost and expense upon the termination or expiration of this Lease, remove the same and repair any damage resulting from such removal of the Alterations. Landlord will specify at the time Landlord approves of any proposed Alteration whether any proposed Alteration must be removed at the expiration or earlier termination of this Lease. Except as set forth in the immediately preceding sentence and in Section 6.06, all Alterations and all repairs and all other property attached to or installed on the Premises by or on behalf of Tenant shall immediately upon completion or installation thereof be and become part of the Premises and the property of Landlord without payment therefor by Landlord and shall be surrendered to Landlord upon the expiration or earlier termination of this Lease. Notwithstanding the foregoing, Tenant shall remove any Tenant fixtures or equipment, including, without limitation, diesel generators, camera systems, and any other equipment and systems that are not included in the Landlord Improvements, and such removal shall be performed in accordance with the requirements set forth in this Lease.

Tenant shall pay when due all Claims for labor and material furnished to the Premises and keep the Premises free and clear of all liens and encumbrances for work contracted for by Tenant. In the event a lien is filed against the Premises, upon Tenant’s receipt of notice of any such lien, Tenant shall, within fifteen (15) days of receipt of such notice (a) bond against or cause such lien to be released of record from the Premises, or (b) furnish Landlord with a copy of the recorded waiver of such lien, recorded release of such lien, or recorded bond discharging such lien. For any work that could give rise to any mechanics’ or material suppliers’ liens under Applicable Law, Tenant shall give Landlord at least fifteen (15) days’ prior written notice of the commencement of any work on the Premises, regardless of whether Landlord’s consent to such work is required and Landlord may elect to record and post notices of non-responsibility on the Premises.

Section 6.06. Condition upon Termination. Subject to Section 6.05, upon the expiration or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord, broom clean and in the same condition as received except for ordinary wear and tear subject to casualty and condemnation except to the extent caused by the acts or omissions of Tenant or any Tenant Party. At the expiration or earlier termination of the Lease, Tenant shall remove all Alterations for which no Landlord consent was required (other than the Base Improvements) unless Landlord waives such requirement in writing. Tenant may remove any of Tenant’s machinery or equipment which can be removed without damage to the Premises. Tenant shall repair,

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at Tenant’s sole cost and expense, any damage to the Premises caused by the removal of any Alterations or any fixtures, machinery or equipment or other personal property. In no event, however, shall Tenant remove any of the following materials or equipment (which shall be deemed Landlord’s property) without Landlord’s prior written consent: any power wiring or power panels except electrical drops; lighting or lighting fixtures except task lighting; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners or any other heating or air conditioning equipment; fencing or security gates except inventory fencing; or other similar building operating equipment and decorations. Landlord shall have the right to dispose of any personal property left on the Premises at the expiration or earlier termination of this Lease without any obligation to account to Tenant or any other party therefor. In the event that Tenant fails to put the Premises in the condition required by the terms of this Section 6.06 at such time as this Lease expires or terminates, or if Tenant leaves any personal property on the Premises, Landlord shall have the right, but not the obligation, to perform Tenant’s obligations under this Section 6.06 and all reasonable costs and expenses incurred by Landlord in connection therewith, including without limitation removal of Alterations, repair of damage to the Premises, and disposal costs of any personal property left on the Premises, shall be paid to Landlord by Tenant upon demand and such obligation shall survive the expiration or earlier termination of this Lease. The amount due shall bear interest at the rate set forth in Section 4.06 from the date each item of expense was incurred until paid in full.

Section 6.07. Landlord’s Representations.

Landlord hereby represents and warrants to Tenant that:

a)	As of the Execution Date, there is no pending sale by Landlord of the Premises or any part thereof;

b)	As of the Execution Date, to Landlord’s knowledge, except as set forth in Exhibit H attached hereto, there are no Declarations of Covenants, Conditions, and Restrictions (“CC&R’s”) affecting the Premises;

c)	To Landlord’s knowledge, as of the Commencement Date, the Landlord’s Improvements at the Premises will comply with all Applicable Laws and are zoned for the Permitted Use;

d)	To Landlord’s knowledge, there are no Hazardous Materials existing on the Premises or any part thereof as of the Execution Date, in violation of Applicable Laws, except as otherwise set forth in the Existing Reports;

e)	As of the Execution Date, to the Landlord’s knowledge, Landlord holds fee simple title to the Premises.

For purposes of this Lease, the phrase “to Landlord’s knowledge” and phases of similar import, shall mean to the actual then present knowledge of Jacob R. LeBlanc as of the date such representation is made.

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ARTICLE SEVEN: DAMAGE OR DESTRUCTION

Section 7.01. Partial Damage to Premises.

a)	Tenant shall notify Landlord in writing immediately upon the occurrence of any damage to the Premises. If the Premises is only partially damaged (i.e., less than fifty percent (50%) of the Premises is untenantable as a result of such damage or less than fifty percent (50%) of Tenant’s operations are materially impaired) and if the proceeds received by Landlord from the property insurance policy described in Section 4.04(b) are sufficient to pay for the necessary repairs, this Lease shall remain in full force and effect and Landlord shall repair the damage within a reasonable time, not to exceed nine (9) months, after Landlord receives notice from Tenant of the damage to the Premises. Landlord shall repair any damage to Tenant’s fixtures, equipment, or improvements to the extent such damage is covered under Landlord’s insurance; provided, however, to the extent such fixtures, equipment or improvements were installed by Tenant or any Tenant Party, Landlord may elect to have such repair performed by Tenant.

b)	If the insurance proceeds received by Landlord are not sufficient to pay the entire cost of repair, or if the cause of the damage is not covered by the property insurance policy which Landlord is obligated to maintain under
Section 4.04(b), Landlord may elect either to (i) repair the damage within a reasonable time not to exceed nine (9) months following notice to Landlord of the damage to the Premises, in which case this Lease shall remain in full force and effect or (ii) terminate this Lease unless Tenant in its sole discretion elects to pay for any deficit between the cost of repair and the insurance proceeds collected or to be collected by Landlord. Landlord shall notify Tenant within sixty (60) days after receipt of notice of the occurrence of the damage whether Landlord elects to repair the damage or terminate the Lease. If Landlord elects to repair the damage, and fails to complete such repairs within such 9-month period, Tenant shall have the right to terminate this Lease upon thirty (30) days’ prior notice to Landlord.

c)	If the damage to the Premises occurs during the last twelve (12) months of the Lease Term and such damage will require more than sixty (60) days to repair, either Landlord or Tenant may elect to terminate this Lease, regardless of the sufficiency of any insurance proceeds. The party electing to terminate this Lease shall give written notification to the other party of such election within thirty (30) days after Tenant’s notice to Landlord of the occurrence of the damage.

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Section 7.02. Substantial or Total Destruction. If the Premises is substantially or totally destroyed by any cause whatsoever (i.e., the damage to the Premises is greater than partial damage as described in Section 7.01), Tenant shall immediately notify Landlord of the substantial or total destruction and regardless of whether Landlord receives any insurance proceeds, this Lease shall terminate as of the date Tenant provides notice to Landlord of the destruction and the Rent shall be apportioned as of the date of such notice (which notice may be made by e-mail provided such email is confirmed in writing within seventy-two (72) hours of the date of such e-mail; provided, however, that if the Premises can be rebuilt within fifteen (15) months after the date Tenant provides notice to Landlord of the destruction, if Landlord elects to rebuild the Premises, this Lease shall remain in full force and effect. Landlord shall notify Tenant of such election within forty-five (45) days after receipt of Tenant’s notice of the occurrence of total or substantial destruction. If Landlord so elects, Landlord shall rebuild the Premises at Landlord’s sole expense. If Landlord elects to rebuild the Premises, and fails to complete such repairs within such 15-month period, Tenant shall have the right to terminate this Lease upon thirty (30) days’ prior notice to Landlord given within thirty (30) days after the expiration of such fifteen (15) month period; however, if Tenant does not elect to terminate this Lease, Landlord shall use commercially reasonable efforts to pursue such repairs to completion in accordance with the provisions of this Lease.

Section 7.03. Temporary Reduction of Rent. If the Premises is destroyed or damaged and Landlord or Tenant repairs or restores the Premises pursuant to the provisions of this Article Seven, so long as neither Tenant nor any Tenant Party caused such damage or destruction, any Rent payable during the period of such damage, repair and/or restoration shall be reduced according to the degree, if any, to which Tenant’s use of the Premises is materially impaired and to which Tenant does not use the damaged portion of the Premises. Except for such possible reduction in Rent, Tenant shall not be entitled to any compensation, reduction, or reimbursement from Landlord as a result of any damage, destruction, repair, or restoration of or to the Premises.

Section 7.04. Waiver. Tenant waives the protection of any statute, code or judicial decision which grants a tenant the right to terminate a lease in the event of damage to or destruction of the leased property. Tenant agrees that the provisions of Section 7.02 above shall govern the rights and obligations of Landlord and Tenant in the event of any damage of or destruction to the Premises.

ARTICLE EIGHT: CONDEMNATION

If all or any portion of the Premises is taken under the power of eminent domain or sold under the threat of that power (all of which are called “Condemnation”), this Lease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, whichever occurs first (the “Condemnation Date”). If more than twenty percent (20%) of the rentable area of the Building is taken, or if any material portion of the Premises is taken which results in a material and adverse impairment to Tenant’s ability to conduct its business, either Landlord or Tenant may terminate this

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Lease as of the Condemnation Date and Rent shall be apportioned as of such date, by delivering written notice to the other within ten (10) days after receipt of written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority takes title or possession, whichever occurs first). If neither Landlord nor Tenant terminates this Lease, this Lease shall remain in full force and effect as to the portion of the Premises not taken, except that the Rent shall be reduced in proportion to the reduction in the square footage of the Building. Rent shall also be equitably abated for any material portion of the Premises other than the Building which is taken by Condemnation. Any Condemnation award or payment shall be the property of Landlord whether as compensation for reduction in the value of the leasehold, the taking of the fee, the taking of Landlord’s interest in any ground lease, or otherwise. Tenant shall have the right to pursue a Condemnation award to recover its damages; provided that such award is separate from and does not otherwise reduce any award to Landlord. If this Lease is not terminated, Landlord shall use commercially reasonable efforts to repair any damage to the Premises caused by the Condemnation to a condition substantially similar to the condition prior to such Condemnation, except that Landlord shall not be obligated to repair any damage for which Tenant has been reimbursed by the condemning authority. If the damages received by Landlord for repair of the Premises are not sufficient to pay for such repair, Landlord shall have the right to either terminate this Lease or make such repair at Landlord’s expense.

ARTICLE NINE: ASSIGNMENT AND SUBLETTING

Section 9.01. Landlord’s Consent Required. Except as otherwise provided in this Article Nine, no portion of the Premises or of Tenant’s interest in this Lease may be acquired by any other person or entity, whether by sale, assignment, mortgage, sublease, transfer, operation of law, or act of Tenant, without Landlord’s prior written consent. Landlord has the right to grant or withhold its consent as provided in Section 9.05 below. Any attempted transfer without consent, to the extent Landlord’s consent is required, shall be void ab initio and Landlord shall have the right to deem such unapproved transfer as an “Event of Default”. If Tenant is a corporation, partnership or limited liability company, or other entity, any cumulative transfer of more than forty-nine percent (49%) of the stock, partnership, membership, or other equity interests in such entity, as the case may be, shall be deemed an assignment of this Lease, subject to and with the benefit of the provisions of this Article Nine.

Section 9.02. Permitted Transfers. Notwithstanding the provisions of Section 9.01 hereof, so long as any such transfer does not cause the representations of Tenant in Section 13.17 to become untrue, Tenant, with prior written notice to Landlord, may assign this Lease or sublease all or any portion of the Premises, without Landlord’s consent, to any entity which controls, is controlled by or is under common control with Tenant, or to any entity resulting from the sale, merger of or consolidation with Tenant, or to any entity acquiring all or substantially all of the assets or beneficial interests of Tenant (any of the foregoing, a “Permitted Transferee”). In such case, any Permitted Transferee shall assume in writing all of Tenant’s obligations under this Lease.

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Section 9.03. Release of Tenant. No transfer permitted by this Article Nine, whether with or without Landlord’s consent or any assumption of Tenant’s obligation under this Lease, including without limitation any transfer under Section 9.02, shall release Tenant or any guarantor or change Tenant’s primary liability to pay the Rent and to perform all other obligations of Tenant under this Lease. Landlord’s acceptance of Rent from any other party is not a waiver of any provision of this Article Nine. Consent to one transfer is not a consent to any subsequent transfer. If there is an Event of Default by Tenant’s transferee, Landlord may proceed directly against Tenant without pursuing remedies against the transferee. Landlord may consent to subsequent assignments, subleases, transfers, or modifications of this Lease by Tenant’s transferee, and such action shall not relieve Tenant’s liability under this Lease or the liability of any guarantor.

Section 9.04. Intentionally Deleted.

Section 9.05. Landlord’s Consent. Tenant’s request for consent to any transfer required under the terms of this Article Nine shall set forth in writing the details of the proposed transfer, including the name, business and financial condition of the prospective transferee, financial details of the proposed transfer (e.g., the term of and the rent and security deposit payable under any proposed assignment or sublease), the proposed assignment or sublease documentation, and any other information Landlord reasonably deems relevant. Tenant shall promptly respond to any reasonable requests for information from Landlord regarding such proposed assignment or sublease. The following factors shall be deemed a reasonable basis on which Landlord may deny consent: (i) the proposed use of the Premises would violate the Permitted Use under this Lease, (ii) the financial condition and financial/business reputation of the proposed assignee or subtenant (including, without limitation, whether the proposed assignee or subtenant has a financial condition at least equal to that of Tenant as of the execution of this Lease) is reasonably unsatisfactory to Landlord, (iii) any default or an Event of Default remains outstanding, and (iv) whether the representations and warranties of Tenant under Section 13.17 would be true with respect to such proposed assignee or subtenant.. Landlord shall charge Tenant a One Thousand Five Hundred and No/100 Dollars ($1,500.00) processing fee for each Tenant request under this Section. So long as Tenant has provided Landlord with all information required by Landlord, Landlord shall respond to Tenant’s request for consent to a proposed assignment or sublease within fifteen (15) business days from the later of delivery of Tenant’s request for consent or such information requested by Landlord. Tenant may retain any and all profits arising from an assignment or subletting by Tenant of this Lease.

Section 9.06. No Merger. No merger shall result from Tenant’s sublease of the Premises under this Article Nine, Tenant’s surrender of this Lease or the termination of this Lease in any other manner. In any such event, Landlord may terminate any or all subtenancies or succeed to the interest of Tenant as sublandlord under any or all subtenancies.

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Section 9.07. Assignment by Landlord. If Landlord sells or otherwise transfers its interest in the Premises, of if Landlord assigns its interest in the Lease, such purchaser, transferee or assignee thereof shall be deemed to have assumed Landlord’s obligations hereunder and this Lease shall remain in full force and effect.

ARTICLE TEN: DEFAULTS; REMEDIES

Section 10.01. Covenants and Conditions; Time of Essence. Tenant’s performance of each of Tenant’s obligations under this Lease is a condition as well as a covenant. Tenant’s right to continue in possession of the Premises is conditioned upon such performance. Time is of the essence in the performance of all covenants, obligations and conditions of this Lease by Tenant.

Section 10.02. Events of Defaults. Any of the following shall constitute an “Event of Default” under this Lease:

a)	If Tenant abandons the entire Premises and ceases to perform any of its obligations under this Lease or if Tenant’s vacation of the Premises results in the cancellation of any insurance described in Section 4.04;

b)	If Tenant fails to pay Rent or any other charge within ten (10) days after the date due;

c)	If Tenant fails to perform any of Tenant’s other non-monetary obligations under this Lease for a period of thirty (30) days (or such longer reasonable period (not to exceed sixty (60) days in any event) if such failure cannot reasonably be cured within a thirty (30) day period, so long as Tenant commences such cure within such thirty (30) day period and diligently pursues such cure to completion); provided, however, if this Lease specifically provides a shorter period for cure of a non-monetary obligation, then such shorter period shall apply; provided, further, if this Lease specifically provides that any failure is non-curable or that no notice of default is required, then Landlord shall not be required to give such notice.

d)

(i) If Tenant makes a general assignment or general arrangement for the benefit of creditors; (ii) if a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Tenant and is not dismissed within thirty (30) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease and possession is not restored to Tenant within thirty (30) days; or (iv) if substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease is

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subjected to attachment, execution or other judicial seizure which is not discharged within thirty (30) days. If a court of competent jurisdiction determines that any of the acts described in this subparagraph (d) is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant remains a debtor in possession) and such trustee or Tenant transfers Tenant’s interest hereunder, then Landlord shall receive, as Additional Rent, the excess, if any, of the Rent (or any other consideration) paid in connection with such assignment or sublease over the Rent payable by Tenant under this Lease.

The notices required by this Section 10.02 are intended to satisfy any and all notice requirements imposed by law on Landlord and are not in addition to any such requirements.

Section 10.03. Remedies. On the occurrence of any Event of Default by Tenant, Landlord may, at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have:

a)	Terminate Tenant’s right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant’s default, including (i) the worth at the time of the award of the unpaid Base Rent, Additional Rent and other charges which Landlord had earned at the time of the termination; (ii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which Landlord would have earned after termination until the time of the award exceeds the amount of such rental loss that Tenant proves Landlord could have reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid Base Rent, and other charges which Tenant would have paid for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves Landlord could have reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s default or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any reasonable costs or expenses Landlord incurs in maintaining or preserving the Premises after such default, the reasonable out of pocket cost of recovering possession of the Premises, reasonable out of pocket expenses of reletting, including without limitation Landlord’s reasonable attorneys’ fees incurred in connection therewith, and any real estate commission paid or payable. As used in subparts (i) and (ii) above, the “worth at the time of the award”

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is computed by allowing interest on unpaid amounts at the Reference Rate, or such lesser amount as may then be the maximum lawful rate. As used in subpart (iii) above, the “worth at the time of the award” is computed by discounting such amount at the discount rate equal to the ‘Prime Rate’ of the largest commercial bank operating in San Bernardino County, California, at the time of the award. If Tenant has abandoned the Premises and has ceased to perform its obligations under this Lease, Landlord shall have the option of (i) retaking possession of the Premises and recovering from Tenant the amount specified in this Section 10.03(a), or (ii) proceeding under Section 10.03(b);

b)	Maintain Tenant’s right to possession, in which case this Lease shall continue in effect whether or not Tenant has abandoned the Premises. In such event, Landlord shall be entitled to enforce all of Landlord’s rights and remedies under this Lease, including without limitation the right to recover the Rent as it becomes due;

c)	Pursue any other remedy now or hereafter available to Landlord in equity and/or under the laws or judicial decisions of the state in which the Premises is located.

d)	Notwithstanding anything to the contrary in this Lease, Tenant shall not be liable for consequential, speculative, or punitive damages.

No reentry, acts of maintenance or preservation, efforts to relet, or taking possession of the Premises by Landlord or the appointment of a receiver upon initiative of the Landlord to protect the Landlord’s interest under this Lease shall be construed as an election to terminate this Lease unless an express written notice of such intention is delivered to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction. Notwithstanding any reletting of the Premises without termination of this Lease by Landlord, Landlord may at any time after such reletting elect to terminate this Lease, in which case, Landlord shall have all the rights and remedies provided by law or equity or this Lease upon termination. Notwithstanding the foregoing, Landlord shall be required to use commercially reasonable efforts to mitigate damages.

Section 10.04. Repayment of “Free” Rent. If this Lease provides for a postponement of any monthly rental payments, a period of “free” rent or other rent concession, such postponed rent or “free” rent (including amounts abated under Section 1.09(a)) is called the “Abated Rent.” Tenant shall be credited with having paid all of the Abated Rent on the expiration or earlier termination of the Lease Term unless more than one Event of Default has occurred in any calendar. If an Event of Default occurs more than one time in any calendar year, the Abated Rent shall immediately become due and payable in full and this Lease shall be enforced as if there were no such rent abatement or other rent concession. In such case, Abated Rent shall be calculated based on the full initial Rent payable under this Lease.

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Section 10.05. Intentionally Omitted.

Section 10.06. California Civil Code Section 1951.4 Remedy. Landlord also has the remedy described in California Civil Code Section 1951.4, as same may be amended, supplemented or replaced from time to time, providing that Landlord may continue this Lease in effect after Tenant’s breach of this Lease and abandonment of the Premises and recover Rent as it becomes due, if Tenant has the right to sublet the Premises or assign this Lease, subject only to reasonable limitations. Landlord and Tenant acknowledge that in the event Landlord attempts to lease the Premises to any third party without terminating this Lease in an effort to mitigate damages and otherwise in accordance with California Civil Code Section 1951.4, that such attempted reletting shall not be considered as a termination of Tenant’s right to possession of the Premises.

Section 10.07. Cumulative Remedies. Landlord’s exercise of any right or remedy shall not prevent it from exercising any other right or remedy.

Section 10.08. Landlord’s Default. Notwithstanding anything to the contrary set forth in this Lease, Landlord shall not be in default in the performance of any obligation required to be performed by Landlord pursuant to this Lease unless Landlord fails to perform such obligation within thirty (30) days after the receipt of written notice from Tenant specifying in detail Landlord’s failure to perform; provided, however, if the nature of Landlord’s obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be in default under this Lease if it shall commence such performance within such thirty (30) day period and thereafter diligently pursue the same to completion. Tenant shall have no right to terminate this Lease, except as expressly provided elsewhere in this Lease. Notwithstanding anything to the contrary in this Lease, it is expressly understood and agreed that (i) Landlord’s liability under this Lease resulting from any default by Landlord or other claim arising under this Lease shall be limited to actual damages and not special, consequential or punitive damages, and (ii) any money judgment against Landlord resulting from any default or other claim arising under this Lease shall be satisfied only out of the net rents, insurance proceeds, condemnation proceeds, issues, profits and other income after operating expenses and debt service actually received from the operation of the Property after the date of entry of the judgment (collectively “Income”), and no other real, personal or mixed property of Landlord, wherever situated, shall be subject to levy on any judgment obtained against Landlord, and if such Income is insufficient for the payment of such judgment, Tenant shall not institute any further action, suit, claim or demand, in law or in equity, against Landlord for or on the account of such deficiency. Tenant hereby waives, to the furthest extent permitted by law, any right to satisfy a money judgment against Landlord except from the Income received by Landlord from the operation of the Property. Tenant hereby waives the protections of California Civil Code Sections 1932 and 1933, or any other successor statute containing like protections. In the event Landlord defaults under the terms and conditions of this Lease, beyond any applicable notice or cure periods, Tenant may, at its option (in addition to all other rights and remedies specifically set forth in this Lease), upon further written notice to Landlord of Tenant’s intention to exercise its self-help remedies

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hereunder and after providing Landlord with an additional ten (10) day cure period thereafter, incur any reasonable expense necessary to perform the obligation of Landlord specified in such notice and bill Landlord for the reasonable and actual costs thereof. Notwithstanding the foregoing, if an emergency shall exist which requires immediate action in order to prevent death, bodily injury, or significant property damage and/or prevent a material interference with Tenant’s business operations at the Premises, Tenant may cure such default with only reasonable (under the circumstances) notice to Landlord being required. If Landlord has not reimbursed Tenant within thirty (30) days after receipt of Tenant’s bill and copies of paid invoices, then Tenant may deduct the reasonable cost of such expense from the Rent next becoming due (but in no event more than fifty percent (50%) of the Rent due in any applicable month), together with interest thereon at seven percent (7.0%).

ARTICLE ELEVEN: PROTECTION OF LENDERS.

Section 11.01. Subordination. This Lease shall be subordinate to any ground lease, deed of trust or mortgage encumbering the Premises, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. Tenant shall cooperate with Landlord and any lender which has or is acquiring a security interest in the Premises or this Lease. Within ten (10) business days of delivery by Landlord, Tenant shall execute such further documents and assurances, including a commercially reasonable subordination, non-disturbance and attornment agreement (“SNDA”), as such lender may require confirming the foregoing and providing for additional mortgagee protection provisions reasonably and customarily required. If Tenant fails to deliver such executed and acknowledged SNDA to Landlord within ten (10) business days after delivery by Landlord, and such failure continues for more than three (3) days after written notice from Landlord, then in addition to any other remedy available to Landlord, Tenant shall pay as Additional Rent One Thousand and no/100ths Dollars ($1,000.00) for every day after delivery of such second (2nd) notice that such SNDA remains undelivered to Landlord. Any SNDA shall be entered into by the mortgagee named in any such mortgage, or by the beneficiary named in any such deed of trust, or by the lessor under such ground lease, providing that notwithstanding any default in the mortgage or deed of trust and any foreclosure thereof, or the enforcement by the holder thereof of any rights or remedies, including sale thereunder, or otherwise, this Lease shall be recognized, remain in full force and effect and Tenant’s right to quiet possession of the Premises during the Lease Term shall not be disturbed by the holder of any deed of trust or mortgage if Tenant pays the Rent and performs all of Tenant’s obligations under this Lease and is not otherwise in default, whether this Lease is dated prior to or subsequent to the date of such deed of trust or mortgage. If any beneficiary or mortgagee elects to have this Lease prior to the lien of its deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said deed of trust or mortgage or the date of recording thereof. In the event any such lender gives written notice to Tenant of such lender’s interest in the Premises and provides lender’s address for notices, Tenant will give written notice to such lender of any default by Landlord under this Lease by mailing a copy of the same

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by certified mail, postage prepaid, addressed to such lender, and thereafter, if Landlord fails to cure such default within any time periods specified in this Lease, lender shall have an additional period of thirty (30) days after the time Landlord’s cure period expires to cure such default on Landlord’s behalf; provided that under no circumstance will any such lender be obligated to cure or to continue to cure any such default. If more than thirty (30) days are required to complete such cure, lender’s right to cure such default shall be extended provided that lender commenced to cure such default within the thirty (30)-day period and thereafter diligently pursues its completion. Notwithstanding lender’s cure of any such default on Landlord’s behalf, and notwithstanding any assignment of this Lease and/or the Rents payable hereunder by Landlord, whether as security or absolute, in connection with financing on all or part of the Premises, Tenant agrees that such lender shall never be treated as a mortgagee in possession or be liable for any obligations of Landlord, even if lender shall have commenced to cure a default or commenced collecting Rents hereunder, until such time as such lender has obtained actual legal title to Landlord’s interest in the Premises or actual physical possession of the Premises.

Section 11.02. Attornment.

a)

If Landlord’s interest in the Premises is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee, or purchaser at a foreclosure sale or in acquiring Landlord’s interest in the Premises in lieu of foreclosure Tenant shall attorn to the transferee or successor to Landlord’s interest in the Premises and recognize such transferee or successor as Landlord under this Lease, provided, however, that such transferee or successor agrees as set forth above, in a written SNDA not to disturb Tenant’s tenancy hereunder and agrees to be bound by and assume the terms, conditions and obligations of Landlord under this Lease, except that such assumption shall not be deemed of itself an acknowledgment by such purchaser or successor of the validity of any then existing Claims of Tenant against any prior landlord (including Landlord). Within ten (10) business days of delivery by Landlord, Tenant shall execute such commercially reasonable further documents and assurances as such lender or such purchaser or successor may reasonably require, including an amendment to the this Lease with such changes as may be reasonably requested by such lender, successor or purchaser, provided such changes do not materially increase Tenant’s obligations under this Lease, or materially and adversely affect Tenant’s rights under the Lease. If Tenant fails to deliver such executed amendment to Landlord within ten (10) business days after delivery by Landlord, and such failure continues for more than three (3) days after written notice from Landlord, then in addition to any other remedy available to Landlord, Tenant shall pay as Additional Rent One Thousand and no/100ths Dollars ($1,000.00) for every day after delivery of such second (2nd) notice that such SNDA remains undelivered to

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Landlord. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Premises upon the transfer of Landlord’s interest.

b)	Notwithstanding the foregoing or anything in this Lease to the contrary, neither any such lender nor such other purchaser or successor shall in any event be:

(i)	Liable for any act or omission of any prior landlord (including Landlord);

(ii)	Obligated to cure any defaults of any prior landlord (including Landlord) which occurred prior to the time that such lender or such other purchaser or successor succeeded to the interest of such prior landlord under the Lease;

(iii)	Subject to any offsets or defenses which Tenant may be entitled to assert against any prior landlord (including Landlord);

(iv)	Bound by any payment of Rent by Tenant to any prior landlord (including Landlord) for more than one month in advance;

(v)	Bound by any amendment or modification of the Lease made without the written consent of such lender or such other purchaser or successor, except for those amendments and modifications permitted to be made by Landlord without such lender’s consent pursuant to the terms of the loan and/or lease documents between Landlord and such lender; or

(vi)	Liable or responsible for, or with respect to, the retention, application and/or return to Tenant of any security deposit paid to any prior landlord (including Landlord), whether or not still held by such prior landlord, unless and until such lender or such other purchaser or successor has actually received for its own account as landlord the full amount of such security deposit.

Section 11.03. Current Lender’s SNDA. Upon Tenant’s execution of this Lease, Tenant shall execute and deliver to Landlord the SNDA from Landlord’s current lender, attached hereto as Exhibit E and made a part hereof (“Current Lender’s SNDA”), which SNDA shall be deemed to be commercially reasonable. Within thirty (30) days of the Execution Date, Landlord shall use commercially reasonable, good faith efforts to deliver to Tenant the Current Lender’s SNDA executed by the current lender.

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Section 11.04. Estoppel Certificates. Upon Landlord’s written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement in the form attached hereto as Exhibit F (“Form Estoppel Certificate”) certifying, to the extent true at the time: (a) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (b) that this Lease has not been cancelled or terminated; (c) the last date of payment of the Base Rent and other charges and the time period covered by such payment; (d) that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why); and (e) such other representations or information with respect to Tenant or the Lease as Landlord may reasonably request or which any prospective purchaser or encumbrancer of the Premises, or any leasehold beneficiary, may reasonably require. Tenant shall deliver such statement to Landlord within ten (10) business days after Landlord’s request. If Tenant fails to deliver such estoppel certificate to Landlord within ten (10) business days after request by Landlord, and such failure continues for more than three (3) days after written notice from Landlord, then in addition to any other remedy available to Landlord, Tenant shall pay as Additional Rent One Thousand and no/100ths Dollars ($1,000.00) for every day after delivery of such second (2nd) notice that such estoppel certificate remains undelivered to Landlord. Landlord may give any such statement by Tenant to any third party and such third party may rely conclusively upon such statement as true and correct.

Section 11.05. Financial Condition.

a)	Of Tenant. Within ten (10) business days after written request from Landlord (but no more than twice each calendar year), Tenant shall deliver to Landlord such financial statements as Landlord may reasonably require so Landlord may verify the net worth and profitability of Tenant or any assignee or subtenant of Tenant. Tenant represents and warrants to Landlord that each such financial statement is a true and accurate statement as of the date of such statement. To the extent Tenant is not publicly traded and/or Tenant’s financial statements are not public information, Landlord shall keep (and require any prospective purchaser to keep) such financial statements confidential, and such financial statements shall be used only for the purposes set forth in this Lease. If Tenant fails to deliver such financial statement to Landlord within ten (10) business days after requested by Landlord, and such failure continues for more than three (3) days after written notice from Landlord, then in addition to any other remedy available to Landlord, Tenant shall pay as Additional Rent One Thousand and no/100ths Dollars ($1,000.00) for every day after delivery of such second (2nd) notice that such financial statement remains undelivered to Landlord.

b)	Of Landlord. Within thirty (30) days after written request from Tenant (but no more than once each calendar year), Landlord shall deliver to Tenant such existing financial statements for the

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Premises that Landlord has in its possession and have been prepared in the ordinary course of business for the Premises so Tenant may verify the financial condition of Landlord or any assignee of Landlord. Landlord represents and warrants to Tenant that each such financial statement is a true and accurate statement as of the date of such statement. Landlord’s failure to timely provide such financial statement shall not be a default by Landlord hereunder. Tenant shall keep such financial statements confidential, shall not release such financial statements to any third parties and such financial statements shall be used only for the purposes set forth in this Lease.

ARTICLE TWELVE: LEGAL COSTS

Section 12.01. Legal Proceedings. If Tenant or Landlord shall be in breach or default under this Lease, such party (the “Defaulting Party”) shall reimburse the other party (the “Nondefaulting Party”) upon demand for any costs or expenses that the Nondefaulting Party incurs in connection with any breach or default of the Defaulting Party under this Lease, whether or not suit is commenced or judgment entered. Such costs shall include reasonable legal fees and costs incurred for the negotiation of a settlement, enforcement of rights, including collection costs, or otherwise. Furthermore, if any legal proceeding for breach of or to enforce the provisions of this Lease is commenced, or for a declaration of or review, including proceedings rights hereunder, in bankruptcy or otherwise, the court in such action shall award to the party in whose favor a judgment is entered a reasonable sum as attorneys’ fees and costs at trial or upon appeal. The losing party in such action shall pay such attorneys’ fees and costs. Tenant shall also indemnify Landlord against and hold Landlord harmless from all Claims Landlord may incur if Landlord becomes or is made a party to any Claims (a) instituted by Tenant against any third party, or by any third party against Tenant, relating to this Lease, the Premises or Tenant’s operations at the Premises, or by or against any person holding any interest under or using the Premises by license of or agreement with Tenant; (b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person at the Premises; (c) otherwise arising out of or resulting from any act or transaction of Tenant or such other person; related to this Lease, the Premises or Tenant’s operations at the Premises, or (d) necessary to protect Landlord’s interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States Code, as amended. Tenant shall defend Landlord against any such Claims at Tenant’s expense with counsel reasonably acceptable to Landlord or, at Landlord’s election, Tenant shall reimburse landlord for reasonable legal fees or costs Landlord incurs in any such Claims.

Section 12.02. Landlord’s Consent. Tenant shall pay Landlord’s reasonable out-of-pocket attorneys’ fees incurred in connection with Tenant’s request for Landlord’s consent under Article Nine, or in connection with any other act which Tenant proposes to do and which requires Landlord’s consent, and for which legal counsel is required except as specifically provided otherwise in this Lease, such reimbursement of attorneys’ fees shall not exceed $1,500.00 per request, unless previously approved by Tenant.

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ARTICLE THIRTEEN: MISCELLANEOUS PROVISIONS

Section 13.01. Non-Discrimination. Tenant promises, and it is a condition to the continuance of this Lease, that there will be no discrimination against, or segregation of, any person or group of persons on the basis of race, color, sex, creed, national origin or ancestry in the leasing, subleasing, transferring, occupancy, tenure or use of the Premises or any portion thereof.

Section 13.02. Landlord’s Liability; Certain Duties.

a)	As used in this Lease, the term “Landlord” means only the current owner or owners, at the time in question, of the leasehold estate under any ground lease of the Premises, or if there is no leasehold estate under a ground lease of the Premises, the owner or owners of the fee title to the Premises. Each landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer, and upon transfer of Landlord’s interest or title, the transferee, by accepting such transfer, shall be deemed to have assumed Landlord’s obligations under this Lease to be performed on and after the date of transfer. However, each landlord shall deliver to its transferee all funds that Tenant previously paid if such funds have not yet been applied under the terms of this Lease.

b)	Notwithstanding any term or provision herein to the contrary, the liability of Landlord for the performance of its duties and obligations under this Lease is limited to the Income (as defined in Section 10.08), and neither Landlord nor its direct or indirect partners, shareholders, members, managers, officers, directors, employees, agents, or other principals shall have any personal liability under this Lease. Notwithstanding anything to the contrary in this Lease, in no event shall Landlord be liable for incidental, general, consequential, speculative, indirect, or punitive damages.

Section 13.03. Severability. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

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Section 13.04. Interpretation. The captions of the Articles and Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term “Tenant” shall include Tenant Parties, their successors and assigns and others using the Premises with Tenant’s express or implied permission. In any provision relating to the conduct, acts or omissions of Landlord, the term “Landlord” shall include Landlord Parties, their successors and assigns.

Section 13.05. Incorporation of Prior Agreements; Modifications. This Lease is the only agreement between the parties pertaining to the lease of the Premises and no other agreements with respect thereto are effective. All amendments to this Lease shall be in writing and signed by Landlord and Tenant. Any other attempted amendment shall be void.

Section 13.06. Notices. All notices required or permitted under this Lease and Applicable Law shall be in writing and shall be (a) personally delivered (with evidence of confirmed receipt), (b) sent by overnight express delivery by a nationally recognized courier, (c) sent by registered mail, return receipt requested, postage prepaid, or (d) sent by electronic mail, and confirmed by overnight express delivery by a nationally recognized courier. All notices shall be effective upon personal delivery or actual delivery which shall be evidenced by the return receipt or delivery confirmation. Notwithstanding the foregoing, from and after the date Tenant takes possession of the Premises, personal delivery of notices to Tenant may in all events be made by leaving a copy of the notice at the Premises and Tenant will deemed to have appointed as an agent to receive the service of all default notices and notice of commencement of unlawful detainer proceedings the person in charge of or apparently in charge of or occupying the Premises at the time, and, if there is no such person, then such service may be made by attaching the same on the main entrance of the Premises. Either party may change its notice address upon written notice to the other party.

Notices to Tenant shall be delivered to:

Lifetime Brands, Inc.

1000 Stewart Avenue

Garden City, New York 11530

Attention: Sara A. Shindel,

General Counsel\\ & Secretary

With a copy to:

Nixon Peabody LLP

50 Jericho Quadrangle

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Suite 300J

ericho, New York 11753

Attention: Denise D. Pursley

Notice to Landlord shall be delivered to:

Baseline Opportunity, LLC

c/o Panattoni Development Company, Inc.

20411 SW Birch Street, Suite 200

Newport Beach, CA 92660

Attention: Jacob R. LeBlanc

With a facsimile copy to:

Metropolitan Life Insurance Company

333 South Hope Street, Suite 3650

Los Angeles, California 90071

Attn: Panattoni Baseline Opportunity Asset Manager

and: Metropolitan Life Insurance Company

425 Market Street, Suite 1050

San Francisco, California 94105

Attn: Associate General Counsel

and: Albert & Coss LLP

20411 SW Birch Street, Suite 200

Newport Beach, CA 92660

Attention: Fredric I. Albert

Payment of Rent shall be made by ACH to Landlord’s Designated Account in accordance with Section 1.09(a).

Section 13.07. Waivers. All waivers must be in writing and signed by the waiving party. Landlord’s failure to enforce any provision of this Lease or its acceptance of Rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

Section 13.08. No Recordation. Tenant shall not record this Lease or any memorandum thereof without prior written consent from Landlord.

Section 13.09. Binding Effect. This Lease binds any party who legally acquires any rights or interest in this Lease from Landlord or Tenant, except

48

as otherwise set forth in this Lease. However, Landlord shall have no obligation to Tenant’s successor unless the rights or interests of Tenant’s successor are acquired in accordance with the terms of this Lease.

Section 13.10. Choice of Law. The laws of the state in which the Premises is located shall govern this Lease without regard to conflict of law principles.

Section 13.11. Authority. Each person signing this Lease represents and warrants that he, she or it has full authority to do so on behalf of the respective party signed for. If Tenant is a partnership or a limited liability company, each person or entity signing this Lease for Tenant represents and warrants that he or it is a general partner of the partnership or a managing member of the limited liability company, as the case may be, that he, she or it has full authority to sign for the partnership or limited liability company, as the case may be, and that this Lease binds the partnership and all general partners of the partnership and the limited liability company, as the case may be.

Section 13.12. Joint and Several Liability. All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant under this Lease.

Section 13.13. Force Majeure. If Landlord cannot perform any of its obligations due to events beyond Landlord’s control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond Landlord’s control include, but are not limited to, lack of or delay in the issuance of building permits or other required governmental approvals or other delay by governmental authorities, acts of God, terrorism, riot, war, civil commotion, delay by Tenant or any Tenant Party, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, government regulation, restriction or delay, and weather conditions causing delay (“Force Majeure”). Landlord will, promptly upon becoming aware of such event, notify Tenant of any Force Majeure event and any delay due to the Banded Owl. Notwithstanding anything to the contrary contained in this Section, expressly excluded from “Force Majeure” are any obligations to make payments under this Lease and any delay related solely to the burrowing owl that was banded on the Premises with a green metal band and identified on the band with 80/A5 on February 8, 2017 by Kidd Biological (“Banded Owl”), provided, however, if a delay occurs as a result of the Banded Owl in excess of thirty (30) days (“Banded Owl Delay”), then Landlord shall have the right to terminate this Lease, exercisable by the delivery of written notice to the Tenant (a “Banded Owl Termination Notice”), which Banded Owl Termination Notice shall be delivered on or before the forty fifth (45th) day after the Banded Owl Delay date and effective as of the thirty first (31st) day after the Banded Owl Delay date (the “Banded Owl Termination Effective Date”); provided, however, Tenant shall have the right to rescind a Banded Owl Termination Notice from Landlord if Tenant delivers a written notice to Landlord within (5) business days after Tenant’s receipt of the Banded Owl Termination Notice extending the Target Delivery Date day for day for each day of delay after the Banded Owl Delay date. To the extent

49

terminated pursuant to a Banded Owl Termination Notice which is not rescinded by Tenant, this Lease shall terminate on the Banded Owl Termination Effective Date and neither party shall have any further rights or obligations under this Lease, except to the extent such rights and obligations expressly survive the expiration or earlier termination of this Lease.

Section 13.14. Execution of Lease; Electronic Signatures. This Lease may be executed in counterparts and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. Execution copies of this Lease may be delivered by facsimile or email, and the parties hereto agree to accept and be bound by facsimile signatures or scanned signatures transmitted via email hereto, which signatures shall be considered as original signatures with the transmitted Lease having the same binding effect as an original signature on an original Lease. Neither party may raise the use of a facsimile machine or scanned document or the fact that any signature was transmitted through the use of a facsimile machine or email as a defense to the enforcement of this Lease.

Section 13.15. Survival. All representations and warranties of Tenant in this Lease shall survive the expiration or earlier termination of this Lease.

Section 13.16. Not an Offer. Landlord’s delivery of this Lease to Tenant shall not be deemed to be an offer to lease and shall not be binding upon either party until executed and delivered by both parties.

Section 13.17. OFAC. Landlord advises Tenant hereby that the purpose of this Section 13.17 is to provide to Landlord information and assurances to enable Landlord to comply with the law relating to OFAC.

a)	Tenant hereby represents, warrants and covenants to Landlord, either that (i) Tenant is regulated by the SEC, FINRA or the Federal Reserve (a “Regulated Entity”) or (ii) neither Tenant nor any person or entity that directly or indirectly (a) controls Tenant or (b) has an ownership interest in Tenant of twenty-five percent (25%) or more, appears on the list of Specially Designated Nationals and Blocked Persons (“OFAC List”) published by the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of the Treasury.

b)	If, in connection with this Lease, there is one or more Guarantors of Tenant’s obligations under this Lease, then Tenant further represents, warrants and covenants either that (i) any such Guarantor is a Regulated Entity or (ii) neither Guarantor nor any person or entity that directly or indirectly (a) controls such Guarantor or (b) has an ownership interest in such Guarantor of twenty-five percent (25%) or more, appears on the OFAC List.

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c)	Tenant covenants during the term of this Lease to provide to Landlord information reasonably requested by Landlord including without limitation, organizational structural charts and organizational documents which Landlord may deem to be necessary (“Tenant OFAC Information”) in order for Landlord to confirm Tenant’s continuing compliance with the provisions of this Section 13.17. Tenant represents and warrants that the Tenant OFAC Information it has provided or to be provided to Landlord or Landlord’s Broker in connection with the execution of this Lease is true and complete.

Section 13.18. STATUTORY DISCLOSURE. To Landlord’s actual knowledge, the property being leased or rented under this Lease has not undergone inspection by a Certified Access Specialist (“CASp”). The foregoing disclosure does not affect Landlord’s or Tenant’s respective responsibilities for compliance of construction-related accessibility standards as specifically provided in this Lease.

Section 13.19. Nondisclosure of Certain Lease Terms. Tenant agrees that the terms of this Lease are confidential and constitute proprietary information of Landlord, and that disclosure of the terms hereof could adversely affect the ability of Landlord to negotiate with other tenants. Tenant hereby agrees that Tenant and its partners, members, principals, officers, directors, employees, agents, real estate brokers, sales persons and attorneys shall not disclose the terms of this Lease to any other party without Landlord’s prior written consent, not to be unreasonably withheld, conditioned or delayed, except Tenant may disclosure such information to any accountants of Tenant in connection with the preparation of Tenant’s financial statements or tax returns, to an assignee of this Lease or subtenant of the Premises, or as required by Applicable Law or in connection with any action brought to enforce this Lease.

Section 13.20. LEED Rating. The Building and the Premises are or may become in the future certified under the LEED rating system. Landlord’s sustainability practices do or may address whole-building operations and maintenance issues, including chemical use; indoor air quality; energy efficiency; water efficiency; recycling programs; exterior maintenance programs; and systems upgrades to meet green building energy, water, indoor air quality and lighting performance standards. Tenant’s construction and maintenance methods and procedures, material purchases and disposal of waste with respect to the Premises shall be in compliance with Landlord’s minimum standards and specifications in furtherance thereof, in addition to any requirements under applicable laws with respect thereto. Exhibit C attached hereto sets forth the applicable LEED requirements affecting the Premises.

Section 13.21. Drafting. Each party has been represented by legal counsel in connection with the drafting and negotiation of this Lease. Each party and its counsel have had an opportunity to review and suggest revisions to the language of this Lease. Accordingly, no provision of this Lease shall be construed for or against or interpreted to the benefit or disadvantage of any party by reason of any party having or being deemed to have structured or drafted such provision.

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Section 13.22. Tenant Cooperation. Tenant shall cooperate with Landlord’s compliance with all disclosures and information related to utilities disclosures required by applicable laws, including, without limitation, those required by Title 20, Division 2, Chapter 4, Article 9, Sections 1680-1685 of the California Code of Regulations (which implements procedures pursuant to the California Public Resources Code Section 25402.10 codified AB1103 as amended by AB 531), or under any similar law, statute or ordinance (the “Nonresidential Building Energy Use Disclosure Program”). Upon written request from Landlord, Tenant shall provide Tenant’s energy use data for the Premises to Landlord, including, without limitation, providing copies of utility bills. Further, Tenant shall authorize all applicable utility companies to release such information to Landlord, upon Landlord’s request. Tenant’s obligation under this paragraph shall survive the expiration or earlier termination of the Lease.

ARTICLE FOURTEEN: BROKERS

Section 14.01. Broker’s Fee. Landlord shall pay a commission to Tenant’s Broker and a commission to Landlord’s Broker per separate written agreements. Nothing contained in this Lease shall impose any obligation on Landlord to pay a commission or fee to any party other than to the Brokers identified in Section 1.05.

Section 14.02. Agency Disclosure; No Other Brokers. Landlord and Tenant each warrant that (a) they have dealt with no other real estate broker(s) in connection with this transaction except the Brokers identified in Section 1.05, and (b) there are no commissions, finder’s fees or other compensation which will be due and payable to any other third party in connection with this transaction. Each party hereby indemnifies and agrees to defend and hold the other party harmless against any Claims that may arise as a result of any breach of the foregoing warranty by the indemnifying party. The terms of this Section shall survive the expiration or earlier termination of this Lease.

ARTICLE FIFTEEN: COMPLIANCE

Subject to Landlord’s obligations under this Lease to deliver the Premises in compliance with all Applicable Laws on the Commencement Date, Tenant hereby agrees to comply with all Applicable Laws in connection with this Lease and the use of the Premises, including without limitation the ADA. Notwithstanding anything contained in the Lease to the contrary, in no event shall Landlord be required to make any alterations, improvements, modifications, or additions in the Premises, or to pay any costs in connection therewith, when the requirement thereof results from or is triggered by Tenant’s specific use of the Premises or due to alterations, additions, or improvements made by or at the request of Tenant, and all costs of such compliance shall be the sole responsibility of Tenant. Any repairs, replacements, alterations, additions, improvements or any other work to the Premises by or on behalf of Tenant work shall comply with all Applicable Laws.

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ADDITIONAL PROVISIONS ARE SET FORTH IN A RIDER OR RIDERS ATTACHED HERETO.

[Signatures on next page]

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Landlord and Tenant have signed this Lease as of the date first shown above.

“LANDLORD”

BASELINE OPPORTUNITY, LLC, a Delaware limited liability company

By:	BASELINE OPPORTUNITY OC/IE, LLC,
a Delaware limited liability company,
Managing Member

	By:	PDC OC/IE LLC,
a Delaware limited liability company,
its Manager

		By:	/s/ Jacob R. LeBlanc
Name: Jacob R. LeBlanc,
Title: Local Partner

“TENANT”

LIFETIME BRANDS, INC., a Delaware corporation

By:	/s/ Ronald Shiftan
Name: Ronald Shiftan
Title: Vice Chairman & COO

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RIDER TO

LEASE AGREEMENT

ARTICLE SIXTEEN: OPTION(S) TO EXTEND.

Section 16.01. Grant of Options. Provided Tenant is not then in breach of any of the terms or covenants of this Lease, beyond the expiration of any applicable grace or cure period, and Tenant (or a Permitted Transferee) is physically occupying the Premises at the time of such election, Tenant may extend this Lease for up to three (3) additional periods of five (5) years each (each, an “Extension Term”) on the terms and conditions as provided in this Lease (“Option to Extend”), by delivering written notice of the exercise thereof to Landlord not earlier than twelve (12) and not later than nine (9) months before the expiration of the original Lease Term or the applicable Extension Term(s) (the “Extension Notice Deadline”). Upon the commencement of any Extension Term, the applicable Extension Term shall be deemed part of the “Lease Term.”

Section 16.02. Extension Term Rent.

a)	Tenant’s exercise of an Option to Extend will not affect any terms or conditions of the Lease except that the Lease Term shall be extended as provided above, Base Rent for the initial twelve (12) months of each Extension Term will be the Fair Market Rent as determined below, and the Base Rent will increase on an annual basis by three percent (3.0%) starting on each anniversary of commencement of the Extension Term.

b)

If Tenant has properly exercised an Option to Extend, Landlord will, not later than sixty (60) days after receipt by Landlord of Tenant’s Extension notice (“Extension Rent Notice Deadline”) provide Tenant with written notice of the monthly Base Rent payable during the first twelve (12) month period of the applicable Extension Term (“Extension Rent Notice”) based on the current fair market base monthly rent for the Premises (“Fair Market Rent”). If Landlord fails to provide the Extension Rent Notice by the Extension Rent Notice Deadline, Tenant will notify Landlord within thirty (30) days of Landlord’s failure to provide the Extension Rent Notice, along with Tenant’s estimate of Fair Market Rent, and Landlord will have an additional thirty (30) days to provide the Extension Rent Notice after receiving Tenant’s notice. “Fair Market Rent” shall mean the monthly base rental per rentable square foot that a willing, comparable, non-equity tenant with a credit-worthiness comparable to Tenant would pay, and a willing landlord of a Comparable Property (as hereinafter defined) within a three (3) mile radius of the Premises would accept at “arm’s length” for a non-renewing tenant, giving appropriate consideration to rental rates per square foot, type of escalations (including, but not limited to operating

RIDER – Page 1

expenses), abatement provisions reflecting abated rent or early access (if any), length of lease term, building size, building height, building age, building quality, vehicle trailer parking, accessibility and location of premises being leased and tenant improvement allowances, and the amortized replacement cost, if any, to be paid by Tenant pursuant to Section 6.04(a) above. “Comparable Property” shall be space that is (1) not subleased; (2) not subject to another tenant’s expansion rights; (3) not leased to a tenant that holds an ownership interest in the Comparable Property or in the landlord of such Comparable Property; (4) not leased to a tenant under a renewal or an extension of a lease; and (5) leased for a term comparable to the Option Term.

c)	Tenant shall provide written notice to Landlord on or before the later to occur of the Extension Notice Deadline or the date that is thirty (30) days after Tenant’s receipt of the Extension Rent Notice, whichever date is later, of its acceptance or rejection of the Base Rent amount. If Tenant accepts the Base Rent amount or does not notify Landlord of its acceptance or rejection before the Extension Notice Deadline, the Base Rent for the Extension Term will be Fair Market Rent set forth by Landlord in the Extension Rent Notice. If Tenant reasonably and in good faith rejects the Base Rent amount, the parties shall submit the matter to arbitration in accordance with the procedures set forth below.

Section 16.03. Arbitration.

a)

For a period of thirty (30) days after Tenant rejects Landlord’s Base Rent proposal, Landlord and Tenant shall negotiate in good faith to resolve any such disagreement. If, within the thirty (30) day negotiation period described herein Landlord and Tenant cannot reach an agreement as to the Fair Market Rent, Tenant shall make demand for arbitration in writing within ten (10) days after the expiration of the thirty (30) day negotiation period, specifying therein the name and address of the person to act as an arbitrator on its behalf, who shall be a real estate broker and shall have been active over the ten (10) year period ending on the date of such appointment in the leasing of industrial warehouse properties within a three (3) mile radius of the Premises. The arbitration shall be conducted and determined in San Bernardino County in accordance with the then prevailing rules of the American Arbitration Association or its successor for arbitration of commercial disputes except to the extent that the procedures mandated will be deemed to modify such rules. Failure on the part of Tenant to make a timely and proper demand for such arbitration shall constitute a waiver of the right thereto, and Tenant shall be deemed to have accepted Landlord’s determination of Fair Market Rent set

RIDER – Page 2

forth in the Extension Rent Notice. If Tenant’s demand for arbitration fails to specify an arbitrator, Landlord will notify Tenant of Tenant’s failure and Tenant will have an additional five (5) days to designate an arbitrator. Within ten (10) business days after the receipt of Tenant’s demand for arbitration, Landlord shall give notice to Tenant, specifying the name and address of the person designated by Landlord to act as arbitrator on its behalf who shall be similarly qualified. If Landlord fails to designate an arbitrator by with the ten (10) business day period, Tenant will notify Landlord of Landlord’s failure to designate an arbitrator and Landlord will have an additional five (5) days to designate an arbitrator. If Landlord or Tenant fails to designate an arbitrator after its additional five (5) day period, the party who failed to designate an arbitrator shall be deemed to have accepted the other party’s designated arbitrator as the arbitrator for the determination of Extension Term Rent. In the event there is one deemed designated arbitrator, within ten (10) days after the date such arbitrator is deemed designated, Landlord and Tenant will each submit its estimate of the Fair Market Rent to the arbitrator. Within thirty (30) days after the expiration of the ten (10)-day period, the arbitrator shall decide whether the parties shall use Landlord’s or Tenant’s submitted Fair Market Rent as the Base Rent for the Extension Term, and shall notify Landlord and Tenant thereof.

b)

If both parties designate an arbitrator, the two (2) arbitrators so appointed shall within ten (10) days of the date of appointment of the last appointed arbitrator agree upon and appoint a third arbitrator who shall be similarly qualified under the same criteria set forth hereinabove for qualification of the first two (2) arbitrators. Within ten (10) days of the appointment of the third arbitrator, Landlord and Tenant will each submit its estimate of the Fair Market Rent to the arbitrator(s), which estimate may be any amount and may be different than the amount stated in the Extension Rent Notice or otherwise discussed between the parties. The determination of the arbitrators shall be limited solely to the issue of whether Landlord’s or Tenant’s submitted Fair Market Rent is the closest to the actual Fair Market Rent of the Premises, as determined by the arbitrators. The three (3) arbitrators shall within thirty (30) days of the appointment of the third arbitrator reach a decision as to whether the parties shall use Landlord’s or Tenant’s submitted Fair Market Rent as the Base Rent for the Extension Term, and shall notify Landlord and Tenant thereof. The decision of the majority of the three (3) arbitrators shall be binding upon Landlord and Tenant. If the two (2) arbitrators fail to agree upon and appoint a third arbitrator within the ten (10) day period provided above, then Landlord shall prepare and submit to Tenant a list of three (3) proposed arbitrators that possess the required

RIDER – Page 3

qualifications as set forth above; provided that none of such proposed arbitrators nor the firm for which any of them works shall be a current or past affiliate of either Landlord or Tenant or currently retained or employed by Landlord or Tenant. Within five (5) business days after receipt of such list, Tenant shall select an arbitrator therefrom and such person shall be the third arbitrator hereunder. If Tenant fails to make such selection within such five (5) business day period, then Landlord shall select the third arbitrator from such list. Each party shall pay the cost of the arbitrator which it first selects and the parties shall share equally the cost of the third arbitrator. The determination of the Fair Market Rent will not delay or postpone the commencement of the Extension Term. If the Fair Market Rent rate has not been determined by the commencement date of the Extension Term, Tenant shall pay monthly all Additional Rent amounts and all monthly installments of the Base Rent upon the terms and conditions in effect during the last month of the initial Lease Term (or prior Extension Term, as applicable), for the first month and thereafter Tenant shall pay monthly all Additional Rent amounts and the Base Rent shall be in an amount each month equal to one hundred ten percent (110%) of the Base Rent in effect for the immediately preceding month, until such time as the Fair Market Rent rate has been determined. Upon such determination, the Base Rent for the Extension Term shall be retroactively adjusted to the commencement date of such Extension Term for the Premises.

Section 16.04. OPTION IS NOT ASSIGNABLE. The Option to Extend granted to Tenant in this Article is personal to the Tenant named in this Lease (or to a Permitted Transferee) and cannot be assigned to a third party.

Section 16.05. EXTENSION TERM(S) IMPROVEMENT ALLOWANCE. During the first year of each Extension Term, Landlord has included a cosmetic/capital improvement allowance (the “Cosmetic/Capital Improvement Allowance”) of One Dollar ($1.00) per square foot of the Premises for the sole purpose of cosmetic/capital improvements to the Premises for the first (1st) Extension Term, a Cosmetic/Capital Improvement Allowance of Two Dollars ($2.00) per square foot of the Premises for the second (2nd) Extension Term, and a Cosmetic/Capital Improvement Allowance of One Dollar ($1.00) per square foot of the Premises for the third (3rd) Extension Term. Notwithstanding the foregoing, the Cosmetic/Capital Allowance for the second (2nd) Extension Term shall first be used for the replacement of the roof membrane for the entire Building. Tenant shall be entitled to seek disbursement from the available Cosmetic/Capital Allowance to be paid, at Tenant’s election, either to Tenant to the extent Tenant has previously paid such amounts or directly to Tenant’s contractors, their subcontractors, and suppliers for the cost of any cosmetic/capital improvements constructed or installed by such contractors, subcontractors, and/or suppliers. Landlord shall provide said disbursement within thirty (30) days after receipt of a written request for disbursement, provided that Tenant is in

RIDER – Page 4

compliance with the following: (i) Landlord must receive a written request for disbursement from Tenant together with complete invoices with all back up including copies of invoices from subcontractors to support general contractor invoices; (ii) Landlord must have received W-9s for its contractor and direct subcontractors to be paid; (iii) Landlord must receive conditional upon progress lien waivers for each contractor, subcontractor or supplier who provides a pre-lien of the property with unconditional upon progress lien waivers for all previous disbursements to such party; and (iv) no Event of Default has occurred (or is continuing after the expiration of any applicable notice and cure period set forth in Section 10.02); provided, however, if a default by Tenant has occurred (which with the giving of notice or the passage of time, without cure, would become an Event of Default, then Landlord may delay such disbursement to confirm that such default is timely cured. All cosmetic/capital improvements shall be deemed to be “Alterations” and shall be subject to Section 6.05 in all respects. In the event that Tenant does not utilize the entire Cosmetic/Capital Allowance within one (1) year after the commencement of the then-applicable Extension Term, then any unused portion of the Cosmetic/Capital Allowance shall be waived and Landlord shall have no further obligations concerning the allowance.

ARTICLE SEVENTEEN: CALIFORNIA WAIVERS.

Except as expressly set forth herein to the contrary, Tenant waives any and all rights under California Civil Code Sections 1932(2), 1933(4), and 3275 and California Code of Civil Procedure Sections 1265.130, 1174, and 1179.

RIDER – Page 5

EXHIBIT A

Land Legal Description

Real property in the City of Rialto, County of San Bernardino, State of California, described as follows:

PARCEL A:

PARCEL 1: APN 0240-241-38-0-000

THE SOUTH  1⁄2 OF THE NORTHEAST  1⁄4 OF THE SOUTHWEST  1⁄4 OF THE SOUTHWEST  1⁄4 OF SECTION 33, TOWNSHIP 1 NORTH, RANGE 5 WEST, SAN BERNARDINO BASE AND MERIDIAN, ACCORDING TO GOVERNMENT SURVEY.

EXCEPTING THEREFROM THE EASTERLY 32 FEET, AS CONVEYED TO THE CITY OF RIALTO BY DEED RECORDED AUGUST 25, 1982 AS INSTRUMENT NO. 167952 OF OFFICIAL RECORDS.

PARCEL 2: APN 0240-241-61-0-000

THE EAST  1⁄2 OF THE SOUTHEAST  1⁄4 OF THE SOUTHWEST  1⁄4 OF THE SOUTHWEST  1⁄4 OF SECTION 33, TOWNSHIP 1 NORTH, RANGE 5 WEST, SAN BERNARDINO BASE AND MERIDIAN, IN THE CITY OF RIALTO, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO GOVERNMENT SURVEY PLAT THEREOF.

EXCEPTING THEREFROM SOUTHERLY 340.22 FEET OF SAID EAST  1⁄2.

ALSO EXCEPTING THEREFROM THE EAST 32 FEET, AS DEEDED TO THE CITY OF RIALTO IN THE DEED RECORDED NOVEMBER 8, 1979 IN BOOK 9810, PAGE 1348, OF OFFICIAL RECORDS OF SAID COUNTY.

PARCEL 3: APN 0240-241-63-0-000

THE WEST  1⁄2 OF THE SOUTHEAST  1⁄4 OF THE SOUTHWEST  1⁄4 OF THE SOUTHWEST  1⁄4 OF SECTION 33, TOWNSHIP 1 NORTH, RANGE 5 WEST, SAN BERNARDINO BASE AND MERIDIAN, IN THE CITY OF RIALTO, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO GOVERNMENT SURVEY.

SAVING AND EXCEPTING THEREFROM THE WESTERLY 2 ACRES THEREOF.

ALSO SAVING AND EXCEPTING THEREFROM THE SOUTHERLY 440 FEET OF SAID WEST  1⁄2 LYING BETWEEN THE EASTERLY LINE OF SAID WESTERLY 2 ACRES AND THE EASTERLY LINE OF THE WESTERLY 95.5 FEET OF THE EASTERLY 3 ACRES OF SAID WEST  1⁄2.

ALSO SAVING AND EXCEPTING THEREFROM THE SOUTHERLY 340.22 FEET LYING BETWEEN THE EASTERLY LINE OF SAID WESTERLY 95.5 FEET OF THE EASTERLY 3 ACRES OF SAID WEST  1⁄2 AND THE EASTERLY LINE OF SAID WEST  1⁄2.

PARCELS B & C: APN 0240-241-66-0-00

THAT PORTION OF THE OF THE WEST  1⁄2 OF THE SOUTHEAST  1⁄4 OF THE SOUTHWEST  1⁄4 OF THE SOUTHWEST  1⁄4 OF SECTION 33, TOWNSHIP 1 NORTH, RANGE 5 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID WEST  1⁄2, SAID CORNER ALSO BEING ON

EXHIBIT A – Page 1

THE CENTERLINE OF BASE LINE ROAD AS SHOWN ON A RECORD OF SURVEY FILED IN BOOK 81, PAGE 43 OF RECORDS OF SURVEYS, RECORDS OF SAID COUNTY;

THENCE NORTH 00°08’08” EAST, 40.00 FEET ALONG THE WEST LINE OF SAID WEST  1⁄2 TO A POINT ON THE NORTH RIGHT-OF-WAY LINE OF SAID BASE LINE ROAD, SAID POINT BEING THE TRUE POINT OF BEGINNING;

THENCE NORTH 00°08’08” EAST, 622.30 FEET ALONG THE WEST LINE OF SAID WEST  1⁄2 TO A POINT ON THE NORTH LINE OF SAID WEST  1⁄2;

THENCE NORTH 89°59’06” EAST, 131.54 FEET ALONG SAID NORTH LINE TO THE NORTHEAST CORNER OF THE WEST 2 ACRES OF SAID WEST  1⁄2;

THENCE SOUTH 00°08’08” WEST, 222.29 FEET ALONG THE EAST LINE OF SAID WEST 2 ACRES TO POINT ON THE NORTH LINE OF THE SOUTH 440 FEET OF SAID WEST  1⁄2;

THENCE NORTH 89°58’52” EAST, 98.95 FEET ALONG SAID NORTH LINE TO A POINT ON THE WEST 95.5 FEET OF THE EAST 3 ACRES OF SAID WEST  1⁄2;

THENCE SOUTH 00°06’51” WEST, 240.00 FEET ALONG SAID WEST 95.5 FEET TO THE INTERSECTION OF A LINE LYING PARALLEL TO AND 200.00 FEET NORTH OF SAID CENTERLINE OF BASE LINE ROAD, ALSO BEING THE SOUTH LINE OF SAID WEST  1⁄2;

THENCE SOUTH 89°58’52” WEST, 150.00 FEET ALONG SAID PARALLEL LINE;

THENCE SOUTH 00°06’51” WEST, 160.00 FEET PARALLEL TO SAID WEST 95.5 FEET TO A POINT ON SAID NORTH RIGHT-OF-WAY LINE OF BASE LINE ROAD;

THENCE SOUTH 89°58’52” WEST, 80.64 FEET ALONG SAID NORTH RIGHT-OF-WAY LINE OF BASE LINE ROAD TO THE TRUE POINT OF BEGINNING.

PARCEL D: APN 0240-241-14-0-000

THE EAST 99.04 FEET TO THE EAST 1/2 OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 33, TOWNSHIP 1 NORTH, RANGE 5 WEST, SAN BERNARDINO BASE AND MERIDIAN, ACCORDING TO GOVERNMENT SURVEY. EXCEPT THEREFROM THE SOUTHERLY 40 FEET THEREOF.

PARCEL E: APN 0240-241-15-0-000

THE WEST 1/2 OF THE EAST 198.08 FEET OF THE EAST 1/2 OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 33, TOWNSHIP 1 NORTH, RANGE 5 WEST, SAN BERNARDINO BASE AND MERIDIAN, ACCORDING TO GOVERNMENT SURVEY.

EXCEPT THEREFROM THAT PORTION CONVEYED TO THE COUNTY OF SAN BERNARDINO, RECORDED JUNE 22, 1956 AS INSTRUMENT NO. 498.

PARCEL F: APN 0240-241-16-0-000

EXHIBIT A – Page 2

THE EAST 1/2 OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 33, TOWNSHIP 1 NORTH, RANGE 5 WEST, SAN BERNARDINO BASE AND MERIDIAN, ACCORDING TO GOVERNMENT SURVEY.

EXCEPTING THEREFROM THE EAST 198.08 FEET THEREOF.

ALSO EXCEPTING THEREFROM THE SOUTHERLY 40 FEET AS DESCRIBED IN THE DEED TO THE COUNTY OF SAN BERNARDINO, RECORDED JUNE 22,1956, IN BOOK 3970, PAGE 240 OF OFFICIAL RECORDS.

PARCEL G: APN 0240-241-17-0-000

THE EAST 132 FEET OF THE WEST 1/2 OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 33, TOWNSHIP 1 NORTH, RANGE 5 WEST, SAN BERNARDINO BASE & MERIDIAN, ACCORDING TO GOVERNMENT SURVEY.

EXCEPTING THEREFROM THE SOUTH 40 FEET THEREOF, AS CONVEYED TO THE COUNTY OF SAN BERNARDINO BY DEED RECORDED JUNE 22, 1956, IN BOOK 3970, PAGE 286, OFFICIAL RECORDS.

PARCEL H

PARCEL 1: APN 0240-241-32-0-000

PORTION SOUTHWEST 1/4 SOUTHWEST 1/4 SOUTHWEST 1/4 SECTION 33, TOWNSHIP 1 NORTH RANGE 5 WEST DESCRIBED AS COMMENCING 132 FEET WEST OF NORTHEAST CORNER WEST 1/2 SOUTHWEST 1/4 SOUTHWEST 1/4 SOUTHWEST 1/4 SAID SECTION 33 THENCE WEST 68 FEET THENCE SOUTH PARALLEL WITH EAST LOT 1 ALDER AVENUE TO SOUTH LOT 1 SAID SECTION THENCE EAST 68 FEET THENCE NORTH TO POINT OF BEGINNING.

PARCEL 2: APN 0240-241-47-0-000

PARCEL 1 OF PARCEL MAP NO. 5261 AS SHOWN BY MAP ON FILE IN BOOK 50, PAGE 38 OF PARCEL MAPS, RECORDS OF SAN BERNARDINO COUNTY, CALIFORNIA.

PARCEL I: APN 0240-241-33-0-000

THE WEST 130.00 FEET OF THE WEST 1/2 OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 33, TOWNSHIP 1 NORTH, RANGE 5 WEST, SAN BERNARDINO MERIDIAN, IN THE CITY OF RIALTO, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THE NORTH 168.00 FEET.

ALSO EXCEPT THE SOUTH 40.00 FEET.

PARCEL J: APN 0240-241-19-0-000

THE NORTH 168 FEET OF THE WEST 130 FEET OF THE WEST 1/2 OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF THE SOUTHWEST QUARTER OF SECTION 33, TOWNSHIP 1 NORTH, RANGE 5 WEST, SAN BERNARDINO BASE AND MERIDIAN, ACCORDING TO GOVERNMENT SURVEY.

EXCEPTING THEREFROM THE WESTERLY 44 FEET OF SAID LAND, AS CONVEYED TO THE CITY OF RIALTO, A MUNICIPAL CORPORATION, BY DEED RECORDED OCTOBER 16, 1985 AS INSTRUMENT NO. 85-258780.

EXHIBIT A – Page 3

PARCEL K: APN 0240-241-20-0-000

THE SOUTH 132 FEET OF THE SOUTH 1/2 OF THE NORTHWEST 1/4 OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 33, TOWNSHIP 1 NORTH, RANGE 5 WEST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL L: APN 0240-241-21-0-000

THE NORTH 66 FEET OF THE SOUTH 198 FEET TO THE SOUTH HALF OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 33, TOWNSHIP 1 NORTH, RANGE 5 WEST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO GOVERNMENT SURVEY.

PARCEL M: APN 0240-241-22-0-000

THE SOUTH 1/2 OF THE NORTHWEST 1/4 OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 33 TOWNSHIP 1 NORTH, RANGE 5 WEST, SAN BERNARDINO BASE AND MERIDIAN, AS PER GOVERNMENT SURVEY.

EXCEPTING THE NORTH 1 ACRE AND EXCEPTING THE SOUTH 198 FEET.

PARCEL N: APN 0240-241-23-0-000

THE NORTH ONE ACRE OF THE SOUTH 1/2 OF THE NORTHWEST 1/4 OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 33, TOWNSHIP 1 NORTH, RANGE 5 WEST, SAN BERNARDINO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND APPROVED BY THE SURVEYOR GENERAL, DATED OCTOBER 14, 1875.

PARCEL O: APN 0240-241-48-0-000

PARCEL 2 OF PARCEL MAP NO. 5261, PER MAP ON FILE IN BOOK 50, PAGE 38 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAN BERNARDINO COUNTY, STATE OF CALIFORNIA.

PARCEL P: APN 0240-241-24-0-000

THE SOUTH 65.8 FEET OF THE NORTH 1/2 OF THE NORTHWEST 1/4 OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 SECTION 33, TOWNSHIP 1 NORTH, RANGE 5 WEST, RECORDS OF SAID COUNTY.

PARCEL Q:

PARCEL 1: APN 0240-241-41-0-000

THE NORTH 65.8 FEET OF THE SOUTH 263.2 FEET OF THE NORTH 1/2 OF THE NORTHWEST 1/4 OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 33, TOWNSHIP 1 NORTH, RANGE 5 WEST, SAN BERNARDINO BASE AND MERIDIAN, ACCORDING TO GOVERNMENT TOWNSHIP PLAT THEREOF.

PARCEL 2: APN 0240-241-34-0-000

EXHIBIT A – Page 4

THE NORTH 65.8 FEET OF THE SOUTH 197.4 FEET OF THE NORTH 1/2 OF THE NORTHWEST 1/4 OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 33, TOWNSHIP 1 NORTH, RANGE 5 WEST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER RECORDS OF SAID COUNTY, ACCORDING TO GOVERNMENT TOWNSHIP PLAT THEREOF.

PARCEL 3: APN 0240-241-40-0-000

THE NORTH 1/2 OF THE NORTHWEST 1/4 OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 33, TOWNSHIP 1 NORTH, RANGE 5, WEST, SAN BERNARDINO MERIDIAN ACCORDING TO GOVERNMENT SURVEY.

EXCEPTING THE SOUTH 263.2 FEET THEREOF.

PARCEL 4: APN 0240-241-30-0-000

THE NORTH 65.8 FEET OF THE SOUTH 131.6 FEET OF THE NORTH 1/2 OF THE NORTHWEST 1/4 OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 33, TOWNSHIP 1 NORTH, RANGE 5 WEST, SAN BERNARDINO BASE AND MERIDIAN, ACCORDING TO THE GOVERNMENT SURVEY.

APN: 0240-241-38, 0240-241-61, 0240-241-63, 0240-241-66, 0240-241-14, 0240- 241-15, 0240-241-16, 0240-241-17, 0240-241-32, 0240-241-47, 0240-241-33, 0240-241-19, 0240-241-20, 0240-241-21, 0240-241-22, 0240-241-23, 0240-241-48, 0240-241-24, 0240-241-41, 0240-241-34, 0240-241-40, AND 0240-241-30

EXHIBIT A – Page 5

Exhibit B

Premises Site Plan

MIRO WAY
ALDER AVENUE
LAUREL AVENUE
BASELINE ROAD
53 DOCK DOORS
PROJECT NAUTILUS
702,668 S.F.
CAR PARKING - 335
TRAILER PARKING - 142
(40' CLEAR FROM 1ST BAY IN +6")
41 DOCK DOORS

Note: This is a conceptual plan. It is based on preliminary information which is not fully verified and may be incomplete. It is meant as a comparative aid in examining alternate development strategies and any quantities indicated are subject to revision as more reliable information becomes available.

Aerial Map

Tabulation

SITE AREA		
in s.f.		[illegible] s.f.
in acres		32.1 ac
BUILDING AREA		
Primary Office (see enlarged plan)		[illegible] s.f.
Spec. Office (see enlarged plan)		[illegible] s.f.
Warehouse		[illegible] s.f.
TOTAL		702,668 s.f.
COVERAGE		50.2% s.f.
AUTO PARKING REQUIRED		
Office:	[illegible] s.f.	43 stalls
Whse:	1st 40k @ 1/1,000 s.f.	40 stalls
	above 40k @ 1/4,000 s.f.	163 stalls
TOTAL		246 stalls
AUTO PARKING PROVIDED		
Standard (9' x 19')		326 stalls
Handicapped		[illegible] stalls
TOTAL		335 stalls
TRAILER PARKING PROVIDED		
Trailer (10' x 55')		142 stalls
MAXIMUM FLOOR AREA RATIO		
FAR - .50		
LANDSCAPE REQUIREMENT		
Percentage -		10%
LANDSCAPE PROVIDED		
Percentage -		[illegible]
in s.f.		[illegible] s.f.
SETBACKS		
Front - 20' min.		
Side - 20' min.		
Rear - 20' min.		
LANDSCAPE EASEMENTS		
Miro Way - 5'		
Baseline Avenue - [illegible]		
Alder Avenue - 12'		
Laurel Avenue - 10'		
ZONING ORDINANCE FOR CITY		
Zoning Designation - Renaissance Specific Plan, Employment and Commercial Overlay		

Legend

▼ DRIVE THRU DOOR

PROJECT NAUTILUS

I-210 Logistics Center III

Rialto, CA

HPA architecture

18831 Bardeen Ave. - Ste. #100
Irvine, CA 92612
(949) 863-1770
www.hparchs.com

PANATTONI®

February 01, 2017 / Job #12252

Scheme 32

EXHIBIT B – Page 1

Exhibit C

LEED Requirements

Premises – Operational Requirements:

1.	Tenants are required to allocate designated areas that are for the collection of recyclable products to include paper, corrugated cardboard, glass, plastics and metals at a minimum.

2.	Tenants are required to maintain the Environmental Tobacco Smoke (ETS) designated area by restricting smoking within 25 feet of the Building entries, outdoor air intakes and operable windows. The ETS area needs to be maintained.

3.	Tenants are required to maintain the designated clean air van-pool/electric vehicle parking stalls which are in close proximity to the main Building entrance(s). Tenants are encouraged to commute via this type of vehicle when individual automotive transportation is necessary.

4.	Tenants are encouraged to commute via a non-automotive means of transportation such as bicycles.

Premises – Tenant Improvement Requirements (If tenant improvements are constructed by Tenant):

1.	The construction of all tenant improvement areas need to maintain an indoor air quality management plan during construction.

2.	All interior finishes need to comprised of a low-emitting materials to reduce the quantity of indoor air-contaminants that may be irritating and/or harmful to building occupants which are classified into four categories:

a.	Adhesives, Sealants and Sealant Primers used in the building interior shall comply with SCAQMD Rule #1168.

b.	Paintings and Coatings used in the building interior shall meet with Green Seal Standard GS-11, paints; Green Seal Standard GC-03, anti-corrosive paints; SCAQMD Rule #1113, architectural coatings which include wood finishes, floor coatings, stains and primers.

c.	Flooring systems used in the building interior shall meet the following requirements: Carpets installed shall meet the requirements of Carpet and Rug Institute Green Label Plus program. Hard surface flooring such as vinyl, linoleum, laminate, ceramic and wood flooring shall be certified by FloorScore standard. Concrete, wood and bamboo floor finishes such as sealer and stain finishes shall meet SCAQMD Rule #1113.

EXHIBIT C – Page 1

d.	Composite Wood and Agrifiber Products including particleboard, plywood, MDF and door cores must contain no urea-formaldehyde resins. Note: Material considered fixtures, furniture and equipment are not included in this category.

3.	HVAC Requirement (Conditioned space):

a.	HVAC units shall be Carrier 50HCQ (high efficiency heatpump) or equal or better.

b.	Minimum efficiency shall be 15.0 SEER/12.0 EER for cooling and 8.0 HSPF/3.4 COP for heating.

c.	HVAC unit shall be equipped with economizer.

d.	Design the outside air quantity to exceed ASHRAE 62.1-2010 by 30%.

4.	HVAC system (of Unconditioned warehouse areas): Unconditioned warehouse areas must provide ventilation of 30% more than ASHRAE 62.1-2007 standards.

5.	HVAC system (entire Building) New building HVAC system shall be non CFC-based refrigerants system.

6.	Plumbing system: Tenant improvement areas must use low flow fixtures as follows:

a.	Lavatories: 0.12 GPC or less.

b.	Water Closets: 1.28 GPF.

c.	Urinals: 0.125 GPF or waterless urinals.

d.	Kitchen Sinks: 1.5 GPM or less.

e.	Showers: 1.5 GPM or less.

Tenant improvement areas must use water heaters with an efficiency to exceed ASHRAE 90.1-2007, Table 7.8

7.	Electrical system: Tenant improvement interior office lighting shall have a lighting power density of minimum 10% better than Title-24 standards (in California) or ASHRAE 90.1-2007 standards.

Tenant improvement warehouse lighting shall have lighting density maximum of 0.5 watts per square foot.

Tenant improvement site lighting shall comply with code minimum.

EXHIBIT C – Page 2

8.	Building Insulation: Tenant improvement interior spaces are to have insulation as follows:

a.	Exterior Building walls are to be furred with R-13 batt insulation.

b.	Demising walls between conditioned and non-conditioned spaces are to have R-13 batt insulation.

c.	Conditioned spaces at the underside of the building roof are to have R-19 batt insulation.

EXHIBIT C – Page 3

EXHIBIT D

WORK LETTER

This Work Letter (“Work Letter”) is attached to, supplements, and is made a part of that certain Lease Agreement dated as of February 14, 2017 (the “Lease”), by and between Baseline Opportunity, LLC, a Delaware limited liability company (“Landlord”), and Lifetime Brands, Inc., a Delaware corporation (“Tenant”), to which this Work Letter is attached. The provisions of this Work Letter define the terms and conditions relating to the completion of and payment for the Landlord Improvements (as defined below).

1.	Definitions.

a.	Generally. All initially-capitalized terms not defined herein shall have the same meanings as set forth in the Lease, unless the context clearly indicates otherwise.

b.	Additional Tenant Improvements. “Additional Tenant Improvements” shall mean those additional improvements to the Land and the Premises which are not a part of the Landlord Improvements and the completion of which shall not be a condition precedent for the Substantial Completion or Final Completion of the Premises. The Additional Tenant Improvements shall be subject to (i) Landlord’s prior written approval (which shall not be unreasonably withheld or delayed), (ii) the approval of Landlord’s lender (“Lender”), and (iii) all approvals, authorizations, consents, permits and licenses of all governmental agencies with jurisdiction over the Land and the Premises.

c.	Base Improvements. “Base Improvements” shall mean that portion of the Landlord Improvements comprised of the shell and structure of the Building, site improvements, and the Off-Site Improvements, as shown on the site plan attached to the Lease as Exhibit B (the “Site Plan”) and more specifically described in the specifications attached hereto as Schedule 1 to this Work Letter (the “Preliminary Base Improvements Specifications”). In accordance with this Work Letter, the Base Improvements shall be more fully specified in the Final Plans (as hereinafter defined) for the Base Improvements.

d.	Change Orders. “Change Orders” means written orders signed by Landlord, Tenant and (in some cases) General Contractor. Change Orders are the exclusive method for changing material terms of this Work Letter and Schedules hereto, as more fully set out in Section 6 of this Work Letter, and all Change Orders are subject to the requirements in that Section.

e.	Design Professionals. “Design Professionals” means HPA, Inc. (architect), HSA & Associates, Inc. (structural engineer), SB&O Inc. (off-

site & site civil engineer), Air Control Systems, Inc. (mechanical engineer), Gregg Electric, Inc. (electric), Wallace P. Johnson Plumbing & Heating, Inc. (plumbing), General Underground Fire Protection, Inc. (fire protection), Hunter Landscape, Inc. (landscaping) and any other designer selected by Landlord and General Contractor in connection with the design and construction of the Landlord Improvements in accordance with this Work Letter.

f.	Final Cost Statement. “Final Cost Statement” shall have the meaning set forth in Section 11(c) of this Work Letter.

g.	General Contractor. “General Contractor” shall mean Alston Construction Company, Inc., a California corporation, or Fullmer Construction, a California corporation, both of whom are licensed general contractors in the State of California, pre-approved by Tenant, and one of whom shall be selected by Landlord to construct the Landlord Improvements.

h.	Landlord Improvements. “Landlord Improvements” shall mean collectively, (1) the Base Improvements and (2) the Tenant Improvements designed by the Design Professionals and constructed by General Contractor or its subcontractors pursuant to this Work Letter, which Landlord Improvements shall be more fully specified in the Final Plans for the Landlord Improvements. The “Landlord Improvements” shall expressly exclude the Additional Tenant Improvements, and Landlord shall have no responsibility therefor.

i.	Off-Site Improvements. “Off-Site Improvements” shall mean that portion of the Base Improvements identified in Schedule 3 to this Work Letter, which Off-Site Improvements are (1) required as a condition for approval of the development of the Project, and (2) include the demolition, relocation and construction of the church formerly located on the Land to a location adjacent to the Land (the “Relocated Church”); provided, further, the Project Costs for the Off-Site Improvements shall include payment of any in lieu fees imposed to the extent Landlord does not construct such Off-Site Improvements.

j.

Open Book Accounting Program. “Open Book Accounting Program” shall mean the method of disclosing, tracking, and substantiating all costs and expenses which Landlord proposes to include as Project Costs pursuant to which (i) Landlord shall maintain full and detailed records and accounts and shall exercise such controls as may be necessary for the proper financial management of Project Costs, which accounting and control systems have been reviewed and approved by Tenant prior to the date hereof, (ii) subject to the provisions of Section 5(c) of this Work Letter, Tenant shall have the right (A) to participate in the bidding, negotiation and selection of subcontractors (other than the Design

Professionals, the Other Consultants, the Pre-Approved Subcontractors (as hereinafter defined), and the subcontractors for the Off-Site Improvements (“CS Subcontracts”; if Landlord and Tenant do not agree with respect to CS Subcontracts, the provisions of Section 5(c)(viii) with respect to selection and allocation of excess cost for the Subcontractors shall apply if the CS Subcontract approved by Tenant is not the lowest cost alternative) and (B) to be the ultimate decision maker with respect to value engineering efforts aimed at reducing the overall Project Costs (other than with respect to the Off-Site Improvements), and (iii) Tenant and its representatives shall be afforded access to, and permitted to audit and copy, during business hours upon reasonable prior notice (but in no event less than two (2) business days’ notice), such records, books, correspondence, instructions, receipts, contracts, purchase orders, vouchers, memoranda and other data relating to the Project excluding any proprietary or confidential information of Landlord not related to Project Costs (collectively, “Project Information”). Landlord shall maintain and preserve such Project Information for a period of three (3) years from the Determination Date or for such longer period as may be required by Applicable Laws.

k.	Other Consultants. “Other Consultants” shall mean the Testing & Inspection Consultants and the Survey & Staking Consultants.

l.	Preliminary Specifications. “Preliminary Specifications” shall mean collectively, the Preliminary Base Improvements Specifications, the Preliminary Tenant Improvements Specifications and the Preliminary Additional TI Specifications.

m.	Project. “Project” shall mean the development of the Land, the design and construction of the Landlord Improvements.

n.

Project Costs. “Project Costs” shall mean all costs incurred in connection with the acquisition, development, design, and construction of the Project as identified in the project budget attached hereto as Schedule 4 to this Work Letter (as revised from time to time in accordance with this Work Letter, the “Project Budget”), and costs incurred in connection with approved Change Orders (as hereinafter defined), excluding, however, (1) Tenant-Initiated Landlord Improvements Change Costs (as hereinafter defined) to the extent not paid for with the Base Improvement Allowance, (2) the costs of the design and construction of the Additional Tenant Improvements (the “Additional TI Costs”), which are the obligation of Tenant to fund and pay, (3) the costs of the design and construction of the Tenant Improvements, to the extent such costs are in excess of the Base Improvement Allowance and such costs are (A) paid by Tenant, (B) deposited by Tenant with Landlord for payment by Landlord, or (C) paid using the Capitalized TI Allowance or the Amortized TI Allowance, and (4) subject to Section 2(d) below, costs in excess of the amount specified in the Project Budget and Section 2(d) below, as adjusted in accordance with this Work Letter. The costs described in items (1) and (2) in the foregoing sentence are sometimes hereinafter referred to as “Tenant Costs.” The costs described in item (3) above are sometimes collectively referred to as the “Excess TI Costs.” The costs described in item (4) above are sometimes referred to as the “Excess Landlord Costs.” All Project Costs and Tenant Costs shall be paid and tracked in accordance with the Open Book Accounting Program. The Tenant-Initiated Landlord Improvements Change Costs (as hereinafter defined), the Excess TI Costs and Excess Landlord Costs shall also be tracked in accordance with the Open Book Accounting Program. Without limiting the generality of the foregoing, “Project Costs” shall expressly include the following items:

i.	$22,386,355.00 (based upon $16/square foot) as Land acquisition cost;

ii.	all costs to design and construct the Base Improvements;

iii.	$1,372,279.00 (the “Fixed CM Fee”, as a fixed construction management fee to be paid to Landlord with respect to the construction management for the Base Improvements and for the improvements paid with the Base Improvement Allowance (hereinafter defined)); provided, however; nothing contained herein shall be deemed or construed as a waiver of the additional construction management fees payable to Landlord in accordance with Section 2(c) below;

iv.	a General Contractor’s fee of three and one quarter percent (3.25%) of the cost to construct the Landlord Improvements in accordance with the construction contract with General Contractor (the “General Contract”);

v.	an amount attributable to the amount charged for Insurance by General Contractor equal to ninety-five hundredths percent (0.95%) of the cost to construct the Landlord Improvements in accordance with the General Contract;

vi.	an amount attributable to the general conditions charges paid to General Contractor equal to $42,000 per month for the period the Project is being constructed in accordance with the General Contract;

vii.	the Base Improvement Allowance, to the extent used to construct the Tenant Improvements or used by Tenant for any other purpose permitted under this Work Letter or the Lease;

viii.	the cost of all Project Permits (as hereinafter defined) and all fees payable to the City of Rialto, California or any other jurisdictions having authority over the Land and the Premises in connection with the development of the Landlord Improvements;

ix.	the costs of all inspections and testing required in connection with the construction of the Project; and.

x.	the costs included in the Initial Draw Request (as defined in Section 11(a)) for all costs previously incurred by Landlord related to Landlord’s acquisition and development of the Project, to the extent not included in subsections (ii) – (ix) above.

o.	Project Permits. “Project Permits” shall mean all licenses, permits and other necessary approvals required for Landlord in order to complete the construction of the Landlord Improvements, including, without limitation required building permit cards. For the avoidance of any doubt, the “Project Permits” shall not include (i) any licenses, permits and other necessary approvals related to the Additional Tenant Improvements, or (ii) a certificate of occupancy for the Premises, or (iii) items as may be required for the continued operation and use of the Premises, all of which shall be Tenant’s responsibility (items described in clauses (i) through (iii) above are sometimes hereinafter referred to as “Tenant Permits”).

p.	Survey & Staking Consultants. “Survey & Staking Consultants” shall mean SB&O Inc. and any other survey and staking consultant selected by Landlord and General Contractor in accordance with this Work Letter.

q.	Tenant Delays. “Tenant Delays” shall have the meaning set forth in Section 8 of this Work Letter, and shall include the other delays specifically identified as or deemed to be Tenant Delays in this Work Letter or the Lease.

r.	Tenant Improvements. “Tenant Improvements” shall mean that portion of the Landlord Improvements undertaken by Landlord pursuant to this Work Letter for the completion of improvements to the Land and the Premises beyond the Base Improvements, which Tenant Improvements shall be shown on the space plan(s) included in Schedule 2 to this Work Letter (the “Space Plan”) and more specifically described in specifications attached hereto as Schedule 2 to this Work Letter (the “Preliminary Tenant Improvements Specifications”). In accordance with this Work Letter, the Tenant Improvements shall be more fully specified in the Final Plans for the Tenant Improvements.

s.	Tenant Improvement Allowance. “Tenant Improvement Allowance” shall, for purposes of this Work Letter and the Lease, mean collectively, the Base Improvement Allowance, the Capitalized TI Allowance and the Amortized TI Allowance.

t.	Testing & Inspection Consultants. “Testing & Inspection Consultants” shall mean Southern California Geotechnical (soils testing consultant), MTGL, Inc. (materials testing & inspection consultant), Independent Roofing Consultants (roof inspection consultant) and any other testing and inspection consultant selected by Landlord and General Contractor in connection with the construction of the Landlord Improvements in accordance with this Work Letter.

2.	Completion of the Landlord Improvements; Cost of Landlord Improvements and Allowances.

a.	Subject to the terms of the Lease and this Work Letter and any Force Majeure (as defined in the Lease) event or Tenant Delays, Landlord shall cause General Contractor to complete the Landlord Improvements comprising the Premises in accordance with the skill, care, and diligence of a contractor experienced in constructing comparable warehouse facilities on similar sites in San Bernardino County, California, in accordance with all Applicable Laws, and in accordance with the terms of this Work Letter on or before the Target Delivery Date (as such date may be extended as set forth in the Lease); provided, however, the Landlord Improvements comprising the Off-Site Improvements need not be completed on or before the Target Delivery Date (as extended) so long as Tenant has access to the Premises and can use the Premises for the Permitted Use, but Landlord shall use commercially reasonable efforts to complete such Off-Site Improvements with reasonable diligence as soon as practicable; provided, further, nothing contained herein shall be deemed or construed as imposing any obligation on Landlord to design, construct or pay the cost for the Additional Tenant Improvements, the responsibility for which shall be borne solely by Tenant. Landlord shall obtain all Project Permits required in connection with the construction of the Landlord Improvements. Notwithstanding anything to the contrary set forth in this Work Letter, Tenant hereby agrees that neither Landlord, General Contractor nor Landlord’s Design Professionals shall be responsible for obtaining Tenant Permits; which shall be Tenant’s obligation to obtain; provided, however, that Landlord shall, at no out-of-pocket cost or expense, cooperate with Tenant in executing permit applications and performing other ministerial acts reasonably necessary to enable Tenant to obtain the Tenant Permits.

b.

Except as otherwise set forth in this Work Letter, and specifically subject to Section 2(d) below, Landlord shall complete the Tenant Improvements at Landlord’s sole cost up to $2,810,672.00 (based on Four Dollars ($4.00) per square foot of the Building, the “Base Improvement Allowance”), the expended portion of which shall be included in the Shell Rent. To the extent, Project Costs for the design and construction of the Tenant Improvements exceed the Base Improvement Allowance, Landlord shall provide an additional allowance of $1,405,336.00 (based on Two Dollars ($2.00) per square foot of the Building, the “Capitalized TI Allowance”), and the amount of such Capitalized TI Allowance utilized by Tenant (the “Capitalized TI Amount”) shall be capitalized at seven and a half percent (7.5%) per annum and included in the monthly Base Rent in accordance with Section 1.09(a) of the Lease. To the extent the Project Cost of the design and construction of the Tenant Improvements exceeds the Base Improvement Allowance and the Capitalized TI Allowance, Landlord shall provide an additional allowance of up to $702,668.00 (based on One Dollar ($1.00) per square foot of the Building, the “Amortized TI Allowance”), and the amount of such Amortized TI Allowance utilized by Tenant (the “Amortized TI Amount”) shall be amortized over the initial Lease Term at seven percent (7.0%) and the monthly payments based upon such amortization shall be included in the monthly Base Rent in accordance with Section 1.09(a) of the Lease. For the avoidance of doubt and without intending to limit any other provision hereof, as of the Execution Date the parties do not contemplate use of the Capitalized TI Allowance or Amortized TI Allowance. The Tenant Improvement Allowance shall be utilized by Landlord in accordance with the procedures set forth in this Work Letter for Project Costs for the design and construction of the Tenant Improvements (including, without limitation, the following items and costs: (i) payment of the fees and expenses of Design Professionals and Other Consultants retained by Landlord, (ii) payment of all fees payable to Landlord hereunder and the costs of documents and materials supplied by Landlord, (iii) the cost of any changes to the Construction Drawings for the Tenant Improvements or the Tenant Improvements required by Applicable Laws, or (iv) the cost of any changes to the Construction Drawings for the Landlord Improvements or the Landlord Improvements required pursuant to Change Orders requested by Tenant to the extent approved by Landlord and General Contractor in accordance with this Work Letter (“Tenant-Initiated Landlord Improvements Change Costs”). In the event that the actual costs of the design and construction of the Tenant Improvements are less than the Tenant Improvement Allowance, Tenant shall not be entitled to such excess Tenant Improvement Allowance (or any portion thereof) or any credit, deduction, abatement or other offset against Rent or any other amounts due under the Lease; provided, however, (1) such excess Tenant Improvement Allowance may be applied to any Tenant-Initiated Landlord Improvements Change Costs that Tenant would have otherwise had to deposit with Landlord as required by this Section, and (2) Tenant shall have the right, exercisable by delivery of written notice to Landlord, (i) for the fixed Shell Rent to have any unused portion of the Base Improvement Allowance credited against the next installments of Base Rent coming due after the Determination Date, or (ii) for the Return-on-Cost Rent, to have the used portion of the Base Improvement Allowance included in the Project Cost for purposes of determining the Shell Rent. Notwithstanding anything to the contrary contained in this Work Letter, Tenant shall have the right (but not the obligation), exercisable by delivery of written notice to Landlord, to pay for all or any part of the Tenant Improvements directly rather than utilizing Capitalized TI Allowance and/or the Amortized TI Allowance, so long as mutually satisfactory funding arrangements by Tenant have been established by Landlord and Tenant. All of the Landlord Improvements and any Additional Tenant Improvements made by Tenant with Landlord’s approval shall become part of the Premises to the extent provided in, and subject to the provisions of, Sections 6.05 and 6.06 of the Lease, as if such Landlord Improvements and Additional Tenant Improvements were “Alterations” under the Lease.

c.	Additional Construction Management Fees. Landlord shall be entitled to additional construction management fees in the amount of: three and a half percent (3.5%) of all Project Costs for the improvements paid for with the Capitalized TI Allowance and the Amortized TI Allowance.

d.	GMP; Cap on Shell Rent; Contingency and Savings.

i.	Landlord Improvements GMP. The cap on Shell Rent set forth in Section 1.09(a)(i)(F) of the Lease, and the provisions of this Section 2(d)(i) equates to a guarantee by Landlord that it will construct the Landlord Improvements (as set forth in the Preliminary Base Improvements Specifications and the Preliminary Tenant Improvements Specifications) for total Project Costs not to exceed a guaranteed maximum cost (the “Landlord Improvements GMP”) of $63,080,244.00 as set forth in the Project Budget, subject to Change Orders and adjustments as provided herein, with the guaranteed maximum cost for the Base Improvements described in the Preliminary Base Improvements Specifications attached hereto as Schedule 1 equal to $60,269,572.00 (the “Base Improvements GMP”), and the guaranteed maximum cost for the Tenant Improvements described in the Preliminary Tenant Improvements Specifications attached hereto as Schedule 2 equal to $2,851,677.00 (the “Tenant Improvements GMP”), both as set forth in the Project Budget and subject to Change Orders and adjustments as provided herein. Tenant shall pay to Landlord the incremental cost of the final Tenant Improvements in excess of $2,810,672.00 less any cost savings.

ii.

Contingency. Included in the Landlord Improvements GMP are amounts for contingency (each, a “Contingency”) in the respective amounts of $702,688 for hard costs, and $50,000.00 for soft costs, each for the purpose of providing funding for Project Costs.

Notwithstanding anything to the contrary contained in this Work Letter or the Lease, each Contingency shall be available to Landlord on an unrestricted basis for application to any cost of expense as Landlord deems necessary in its good faith business judgment to cause the Project to be constructed as required under this Work Letter and the Lease; provided, however, Landlord shall during the course of construction of the Landlord Improvements maintain a Contingency log and provide Tenant with written notice in connection with each Draw Request (hereinafter defined) setting forth the amount of such Contingency applied; provided, further, such Contingency log and written notice delivered to Tenant is for notice purposes only and nothing contained herein shall be deemed or construed to require Tenant’s consent or approval.

iii.	Landlord Improvement GMP and Project Budget. Notwithstanding anything to the contrary contained in this Work Letter or the Lease, neither the Landlord Improvements GMP (and its respective components of the Base Improvements GMP and the Tenant Improvements GMP) nor the Project Budget shall be deemed or construed to imply any guarantees of the applicable line items of such items and Landlord shall have the right, in its good faith business judgment, upon notice to Tenant, to re-allocate amounts amongst the respective line items and Project Costs as Landlord deems necessary to complete the Project in accordance with the requirements of this Work Letter and the Lease.

3.	Appointment of Construction Representatives.

a.	By Landlord. Landlord hereby appoints the following people as Landlord’s representatives (“Landlord’s Representatives”) to act for Landlord in all matters covered by this Work Letter: Jacob LeBlanc, Mark Lewis and Brett Anderson. Each representative named shall have the authority to act independently of the others and to bind Landlord.

b.	By Tenant. Tenant hereby appoints the following people as Tenant’s representatives (“Tenant’s Representatives”) to act for Tenant in all matters covered by this Work Letter: David Fitzgerald, Michael Ortiz, and Steve O’Reilly. Each representative named shall have the authority to act independently of the others and to bind Tenant.

c.

Communications. All communications with respect to Section 13.06 of the Lease and the matters covered by this Work Letter shall be made to Landlord’s Representatives or Tenant’s Representatives, as the case may be. Either party may change any of its representatives under this Work Letter, or add additional representatives, at any time by written notice to the other party. If more than one representative is appointed for either party, communications need only be made to one of the appointed representatives. Tenant will not make any inquiries of or request to, and will not give any instructions or authorizations to, any other employee or agent of Landlord, including without limitation General Contractor, General Contractor’s subcontractors, Design Professionals, Other Consultants, or any of their respective agents, representatives or employees, with regard to matters covered by this Work Letter. Only the parties’ appointed representatives identified in writing shall have the authority to act for the respective party.

4.	Design Professionals and Other Consultants.

a.	Design Professionals. Tenant has pre-approved the Design Professionals specifically identified in Section 1(e) above in connection with the Landlord Improvements. Any other Design Professional selected by Landlord in connection with the Landlord Improvements shall be approved by Tenant, which approval shall not unreasonably withheld, conditioned or delayed and shall be deemed approved if Tenant fails to respond within three (3) business days after delivery of written notice. Landlord shall require all Design Professionals under contract with Landlord to carry insurance of the types and in amounts typically required by similar owners with similar projects with respect to the design services being provided, and to name Tenant and such others reasonably identified by Tenant as additional insureds on any such policies where permitted by Applicable Laws.

b.	Other Consultants. Tenant has pre-approved the Other Consultants specifically identified in Section 1(o) and Section 1(s) above in connection with the Landlord Improvements. Any other Other Consultants selected by Landlord in connection with the Landlord Improvements shall be approved by Tenant, which approval shall not unreasonably withheld, conditioned or delayed and shall be deemed approved if Tenant fails to respond within three (3) business days after delivery of written notice. Landlord shall require all Other Consultants under contract with Landlord to carry insurance of the types and in amounts typically required by similar owners with similar projects with respect to the consulting services being provided, and to name Tenant and such others reasonably identified by Tenant as additional insureds on any such policies where permitted by Applicable Laws.

c.	Regarding Additional Tenant Improvements. Tenant shall submit for Landlord’s review and approval the proposed general contractor, design professionals, other consultants and subcontractors for the design and construction of the Additional Tenant Improvements (collectively, “Tenant Contractors”), which approval(s) shall not be unreasonably withheld, conditions or delayed, and the Tenant Contractors shall be deemed approved if such Tenant Contractors are performing similar work on the Project for Landlord and/or General Contractor.

5.	Landlord Improvements Plans.

a.	Site Plan. Landlord and Tenant have each approved the site plan attached to the Lease as Exhibit B (“Site Plan”).

b.	Tenant Information and Preliminary Specifications.

i.	For Base Improvements. Landlord and Tenant specifically acknowledge and agree that on the Execution Date, Tenant shall be deemed to have approved the Preliminary Base Improvements Specifications attached hereto as Schedule 1 (as modified as described above) and Tenant waives any further right to disapprove the same. Landlord and Tenant shall proceed to the development of Final Plans for the Base Improvements.

ii.	For Tenant Improvements. Landlord and Tenant specifically acknowledge and agree that on the Execution Date, Tenant shall be deemed to have approved the Space Plan and Preliminary Tenant Improvements Specifications attached hereto as Schedule 2 (as modified as described above) and Tenant waives any further right to disapprove the same. Landlord and Tenant shall proceed to the development of Final Plans for the Tenant Improvements.

iii.

For Additional Tenant Improvements. As soon as practicable, Tenant shall submit for Landlord’s review and approval a modified Space Plan or Site Plan, as applicable, and complete Tenant plans and specifications for the Additional Tenant Improvements (the “Preliminary Additional TI Specifications”), which review and approval shall not be unreasonably withheld or delayed; provided, however, it shall be deemed reasonable for Landlord to disapprove or condition its approval of such Preliminary Additional TI Specifications if (1) if such Additional Tenant Improvements are materially inconsistent with (A) the Preliminary Base Improvements Specifications, (B) the Preliminary Tenant Improvements Specifications, (C) the Final Plans for the Base Improvements, (D) the Final Plans for the Tenant Improvements, (E) the Approved Final Plans (hereinafter defined) for the Base Improvements, or (F) the Approved Final Plans for the Tenant Improvements, (2) if the Additional Tenant Improvements violate or create a potential violation of Applicable Laws or Title Matters, (3) if the Additional Tenant Improvements have the potential to adversely affect the market value of the Project or increase the cost of, or impair the ability to obtain and maintain insurance for the Project, (4) if the Additional Tenant Improvements materially increase the costs of ownership, operation or maintenance of the Premises, or materially and adversely impact the functionality, durability or useful life of the Building or any Building component or system or void or impair any of the warranties covering the Landlord Improvements, (5) if the Additional Tenant Improvements have the potential, in Landlord’s reasonable judgment, to create a potential threat to human health and safety or increase the risk of damage to the Premises (e.g., the installation of sumps, clarifiers, wells, or underground or above-ground storage tanks), or (6) if the Additional Tenant Improvements are not approved by Lender. Notwithstanding the foregoing, if such Additional Tenant Improvements or the concurrent construction thereof would cause delay in achieving Substantial Completion, then that shall not be deemed a reasonable basis for Landlord to withhold its approval of such Additional Tenant Improvements; however, any such delay in connection therewith shall be deemed to be a “Tenant Delay.”

c.	Development of Final Plans.

i.	For the Base Improvements. Based on the Site Plan and the approved Preliminary Base Improvements Specifications, Landlord shall cause General Contractor, Design Professionals and Other Consultants as may be selected and retained by Landlord or General Contractor to prepare proposed final plans and specifications (“Final Plans”) for the Base Improvements for Tenant’s review and approval, which approval shall not be unreasonably withheld, conditioned or delayed.

ii.	For the Tenant Improvements. Based on the approved Space Plan and the approved Preliminary Tenant Improvements Specifications, Landlord shall cause General Contractor, Design Professionals and Other Consultants as may be selected and retained by Landlord or General Contractor to prepare proposed Final Plans for the Tenant Improvements for Tenant’s review and approval, which approval shall not be unreasonably withheld, conditioned or delayed.

iii.	For the Additional Tenant Improvements. Based on the modified Site Plan and/or Space Plan, as applicable, and the Preliminary Additional TI Specifications that have been approved by Landlord, Tenant shall cause the proposed Final Plans for the Additional Tenant Improvements to be prepared for Landlord’s review and approval, which approval shall not be unreasonably withheld, conditioned or delayed.

iv.

Timing of Final Plans. The parties understand and agree that proposed plans and specifications may be fixed and become “Final” on a sequential basis (for example, engineering and site plans may become Final, and site work may begin before other components of the plans and specifications become Final for purposes of this Work

Letter). When Tenant has approved sufficient elements of the design to allow for preparation of proposed Final Plans with respect to any major component of the Landlord Improvements (for example, site engineering, MEP and other major trades, Building structure, Base Improvements and/or Tenant Improvements, etc.), Landlord and General Contractor will direct the Design Professionals to prepare proposed Final Plans in compliance with all Applicable Laws, and the parties will continue to follow the review process described in this Section 5.

v.

Review Process. Each party will have five (5) business days to review and comment on all interim and proposed Final Plans submitted by the other. If the reviewing party does not object to any such proposed Final Plans within such five (5) business day period, then the preparing party shall deliver to the reviewing party a second request for approval of such proposed Final Plans (the “Second Notice”; which Second Notice shall contain the following language in 12 point font, all caps in the subject line of such Second Notice: “THIS IS A SECOND NOTICE REQUESTING APPROVAL OF FINAL PLANS AND YOUR FAILURE TO RESPOND TO THIS SECOND NOTICE WITHIN TWO (2) BUSINESS DAYS WILL BE DEEMED YOUR APPROVAL OF SUCH FINAL PLANS.” If the reviewing party fails to respond to such Second Notice within two (2) business days of delivery of such Second Notice to the reviewing party, then, so long as such proposed Final Plans are consistent with Applicable Laws, Title Matters and are otherwise permitted pursuant to this Lease and Work Letter (including, without limitation, Tenant has obtained any separate approvals required under Section 5.03 of the Lease and such proposed Final Plans do not violate the restrictions under Sections 5.02 and 5.03 of the Lease), then reviewing party will be deemed to have approved the proposed Final Plans and such proposed Final Plans shall be deemed “Approved Final Plans.” If the reviewing party questions or rejects any element of any proposed Final Plans, the reviewing party will deliver written objections (an “Objection Notice”), including sufficient detail to enable the preparing party to address each of the reviewing party’s concerns. Upon receipt of a timely Objection Notice (1) the preparing party will revise the proposed Final Plans to address the reviewing party’s concerns and resubmit the proposed Final Plans for the reviewing party’s approval or (2) if, in Landlord’s opinion, Tenant’s disapproval is due to the fact that Tenant is requesting changes that are not consistent with the scope of work for the Landlord Improvements or previously approved versions of the Preliminary Base Improvements Specifications or the Preliminary Tenant Improvements Specifications, Landlord shall notify Tenant that compliance with Tenant’s request will require a Change Order and Tenant will have five (5) business days within which to notify Landlord to proceed with the Change Order or to withdraw Tenant’s objections (a failure to timely notify Landlord shall be deemed an election by Tenant to withdraw the requested change) and, if such request is not withdrawn or deemed withdrawn, then the parties shall execute a Change Order. After the mutual execution and delivery of any Change Order, Landlord shall revise the proposed Final Plans and resubmit them for Tenant’s approval. The foregoing procedures will be repeated until the reviewing party has issued written (not deemed) approval of Final Plans for each component of the Landlord Improvements and the Additional Tenant Improvements.

vi.	Expedited Review. Nothing in Section 5(c) will be construed to prevent the parties from scheduling one or more meetings (which may include General Contractor, the Design Professionals, Other Consultants, subcontractors, and any other consultants and agents selected by the parties), to review any set of interim Final Plans and attempt to resolve all issues and objections and arrive at Approved Final Plans.

vii.	Plan Revisions; Approved Final Plans. The parties understand that plans and specifications may not be Final until bids are received and subcontractors have been selected and engaged to perform the Landlord Improvements, and the parties agree to continue the design review process outlined in this Section until all Approved Final Plans have been approved for all of the Landlord Improvements; provided, however, once approved, any change to the Approved Final Plans may only be made by Change Order. When Approved Final Plans are complete, the parties will approve a schedule identifying and listing the Approved Final Plans in a mutually agreeable format, and that schedule will be initialed by Landlord and Tenant and attached hereto as a revised Schedules 1 and 2, as applicable. For the avoidance of any doubt, nothing contained in the Lease or this Work Letter shall be deemed or construed as granting Tenant any rights to approve the Final Plans for the Off-Site Improvements, which approval rights are vested solely in the applicable governmental agencies or jurisdictions having authority thereof.

viii.

Selection of Subcontractors for the Landlord Improvements. As soon as possible after the date of the Lease, Landlord and General Contractor will lead, and Tenant shall be permitted to participate in, a competitive screening process, and prepare and distribute construction drawing, bid-ready packages to at least three (3) prospective subcontractors selected by General Contractor and reasonably approved by Tenant for each component of the

Landlord Improvements that cost greater than $10,000; provided, however, the subcontractors listed on Schedule 5 to this Work Letter are pre-approved by Tenant for the purposes of the type of work designated for such subcontractors in Schedule 5 only (the “Pre-Approved Subcontractors”). The parties (including Tenant) will evaluate prospective subcontractors on metrics including resource capacity, previous experience with open-book projects of a similar nature and scale, safety record, preliminary project budgets, and other appropriate distinguishing factors bearing upon the overall qualifications of the proposed subcontractor, as well as bid review and approval. As a part of this process, the parties (including Tenant and Tenant’s project manager, Cushman & Wakefield U.S., Inc. (“C&W”)) shall meet to evaluate the costs, and cooperate reasonably to “value engineer” the proposed Final Plans as the parties reasonably deem necessary or appropriate. If the parties do not agree on the final selection of a subcontractor (from the list chosen to participate in the screening process), then Tenant’s decision will control, but Tenant shall be solely responsible (by Change Order) for any increased costs resulting from selection of a subcontractor other than the subcontractor with the lowest responsive bid and/or any time delay (which shall be deemed a “Tenant Delay”) resulting from selection of a subcontractor other than the subcontractor who can complete the applicable portion of the Landlord Improvements in the shortest specified time. No subcontractor will be engaged or discharged without Tenant’s consent, which consent shall not be unreasonably withheld, conditioned or delayed. Tenant’s failure to respond to a subcontractor selection proposal delivered from Landlord or General Contractor within five (5) business days shall be deemed approval of the subcontractor proposed in such materials.

ix.	Documentation. Landlord will enter into a guaranteed maximum price contract with General Contractor (the “General Contract”), which provides that any savings under such General Contract shall be shared between Landlord and General Contractor on a 75%/25% basis, with 75% of such savings accruing to Landlord and 25% of such savings accruing to General Contractor; provided, however, allowances and contingency under the General Contract shall not be included in the calculation of savings under the General Contract. Any such savings realized by Landlord under the General Contract shall reduce the Project Costs. As subcontractors are selected, and approved by Tenant, General Contractor will be responsible for entering into and managing contracts with each subcontractor.

x.	Construction Drawings.

(1)	For the Base Improvements. The Approved Final Plans for the Base Improvements are sometimes hereinafter referred to collectively as the “Construction Drawings for the Base Improvements.”

(2)	For the Tenant Improvements. The Approved Final Plans for the Tenant Improvements are sometimes hereinafter referred to collectively as the “Construction Drawings for the Tenant Improvements.” The Construction Drawings for the Base Improvements and the Construction Drawings for the Tenant Improvements are sometimes collectively referred to as the “Construction Drawings for the Landlord Improvements.”

(3)	For the Additional Tenant Improvements. The Approved Final Plans for the Additional Tenant Improvements are sometimes hereinafter referred to collectively as the “Construction Drawings for the Additional Tenant Improvements.”

d.	Governmental Approvals and Changes.

i.

For the Landlord Improvements. When the Approved Final Plans for each portion of the Landlord Improvements have been approved by Tenant and Landlord, Landlord, if required, shall submit the Approved Final Plans to the applicable governmental agencies or jurisdictions having authority thereof for plan checking and the issuance of applicable Project Permits for such portion of the Landlord Improvements. Landlord shall provide Tenant with written notice of any changes to the Approved Final Plans for the Base Improvements or for the Tenant Improvements required by any applicable governmental agencies or jurisdictions having authority thereof, the impact of such changes on the anticipated date for Substantial Completion or Project Costs, if any, and potential alternative means of modifying the Approved Final Plans, if any. Tenant shall not have any right to disapprove such changes unless alternative means of modifying the Approved Final Plans are possible; provided, however, if such alternative means of modifying the Approved Final Plans that will be acceptable to such governmental agencies or jurisdictions are possible, Tenant shall have the option, exercisable by delivery of written notice to Landlord within five (5) business days of delivery of written notice of such governmental changes from Landlord, to select alternative means of modifying the Approved Final Plans, if other options are available, as approved by the applicable governmental agencies or jurisdictions having authority thereof, but any delay in the construction of the Landlord Improvements as a result of Tenant’s selection of an alternative means of modifying the Approved Plans shall be deemed a “Tenant Delay,” and any increased Project Costs attributable to such alternative means shall be borne by Tenant, and an unused portion of the Tenant Improvement Allowance may be used to cover such cost. Tenant’s approval of such governmental changes or selection of an alternative means of modifying the Approved Final Plans shall be evidenced by a written Change Order. Tenant shall cooperate with Landlord in obtaining all Project Permits, licenses and approvals for the Landlord Improvements and making any changes required by applicable governmental agencies or jurisdictions having authority thereof.

(1)	For changes to the Approved Plans for the Base Improvements under this Section 5(d)(i), the Change Order Cost shall be included in the Project Costs for the Base Improvements for the least expensive alternative and any delay from such least expensive alternative shall not be deemed a “Tenant Delay.” If Tenant selects any other alternative, Tenant shall pay the cost differential associated with such other alternative, and any additional delay associated with such other alternative shall be deemed a “Tenant Delay.”

(2)	For changes to the Approved Plans for the Tenant Improvements under this Section 5(d)(i), Tenant shall be responsible for the cost of such change (which may be paid for from any unused portion of the Tenant Improvement Allowance, or if Tenant Improvement Allowance is unavailable or not sufficient, Tenant shall deposit funds to cover such cost with Landlord or make other financial arrangements satisfactory to Landlord for the payment of such amounts, and any delay from such change shall be deemed a “Tenant Delay.”

ii.

For the Additional Tenant Improvements. When the Approved Final Plans for the Additional Tenant Improvements have been approved by Tenant and Landlord, Tenant, if required, shall cause the Approved Final Plans for the Additional Tenant Improvements to be submitted to the applicable governmental agencies or jurisdictions having authority thereof for plan checking and the issuance of applicable permits, licenses, authorizations and approvals for the Additional Tenant Improvements. Any changes to the Approved Final Plans for the Additional Tenant Improvements required by any applicable governmental agencies or jurisdictions having authority thereof shall be approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed, with the standards for the reasonableness of Landlord’s approval being similar to those set forth above. All costs associated with such changes shall be borne by Tenant and any delay in the construction of the Landlord Improvements caused by such change shall be deemed a “Tenant Delay.”

e.	Limitations on Landlord Review, Approval and Inspections. Tenant expressly acknowledges that Landlord’s review and approval of Preliminary Specifications, Approved Final Plans and inspections of the construction of the Landlord Improvements and Additional Tenant Improvements are strictly for Landlord’s own purposes. Notwithstanding anything to the contrary contained in the Lease or this Work Letter, nothing contained in the Lease or this Work Letter shall be deemed or construed imply that Landlord’s review, approval, or inspection is for any other person or entity’s benefit, or shall obligate Landlord to conduct such review, approval or inspections for suitability for Tenant’s intended purpose. Accordingly, Landlord shall have no liability whatsoever in connection therewith. For the avoidance of doubt, nothing herein shall eliminate Landlord’s obligation to construct the Landlord Improvements in accordance with the Approved Final Plans.

6.	Change Orders. Change Orders shall be the exclusive method for modifying the Approved Final Plans for the Landlord Improvements, the Approved Final Plans for the Additional Tenant Improvements, the time for achieving Substantial Completion (as hereinafter defined), the Landlord Improvements or the Additional Tenant Improvements.

a.	If Tenant desires any change to the Approved Final Plans for the Landlord Improvements or the Approved Final Plans for the Additional Tenant Improvements, such changes may only be requested by the delivery to Landlord by Tenant of a proposed written “Change Order” specifically setting forth in detail the requested change and the reasons for such requested change.

b.	Changes to the Landlord Improvements.

i.

Tenant shall make no changes or modifications to the Approved Final Plans for the Landlord Improvements without the prior written consent of Landlord, which consent may be withheld in Landlord’s sole discretion if such change or modification would result in any of the following: (1) directly or indirectly delay Substantial Completion (as hereinafter defined) of the Landlord Improvements, unless Tenant agrees that any such delay shall constitute a “Tenant Delay”; (2) increase the cost of designing or constructing any of the Landlord Improvements above the applicable amount specified in the Project Budget and Section 2(d) above, unless Tenant agrees to pay for such increased cost as if such increased cost were a Change Order Cost (as defined below); (3) be a quality lower than the quality of the Landlord Improvements set forth in the Approved Final Plans for the Landlord Improvements; and/or (4) violate any Applicable Laws or Title Matters. Notwithstanding anything to the contrary set forth in this Work Letter or in the Lease, in the event that Tenant shall request any changes or substitutions to the Approved Final Plans for the Landlord Improvements and such changes, differences and/or substitutions result in increased costs of construction in excess of the applicable amounts specified in the Project Budget and Section 2(d) above, then Tenant shall pay such Change Order Cost (as hereinafter defined) to Landlord within thirty (30) days of receipt of an invoice from Landlord, and in the event that any requested changes result in a delay, such delay shall be deemed a “Tenant Delay.” Notwithstanding the foregoing, Tenant shall have the right to apply any savings realized by Landlord from any Change Order to any Change Order Cost for which Tenant is responsible.

ii.

Upon receipt of the proposed Change Order for a change to the Approved Final Plans for the Landlord Improvements, Landlord shall provide the following items: (a) a reasonable summary of any estimated increase in the cost caused by such change (“Change Order Cost”) and (b) a statement of the estimated number of days of any delay caused by such proposed change (the “Change Order Delay”). Tenant shall then have three (3) business days to approve the Change Order Cost and the Change Order Delay in writing to Landlord. If Tenant approves these items, Tenant shall, to the extent exceeding any remaining applicable allowances, pay to Landlord the Change Order Cost, if any, within thirty (30) days after Landlord’s invoice therefor. Landlord shall, promptly upon Tenant’s approval of the Change Order Cost and Change Order Delay, execute the Change Order and cause the appropriate changes to the Final Plans for the Landlord Improvements to be made. If Tenant fails to respond to Landlord within said three (3) business day period, the Change Order Cost and the Change Order Delay shall be deemed disapproved by Tenant and Landlord shall have no further obligation to perform any work set forth in the proposed Change Order. The Change Order Cost shall include all costs associated with the Change Order, including, without limitation, design costs, construction costs, permits and fees, fees to Landlord, as reasonably determined by Landlord or General Contractor and information regarding the same shall be available to Tenant pursuant to the Open Book Accounting Program. The “Change Order Delay” shall include all unavoidable delays caused by the Change Order, including, without limitation, all design and construction delays, as reasonably determined by General

Contractor and other professionals and consultants hired by Landlord provided that commercially reasonable efforts shall be taken by such entities to mitigate such delay.

c.	Changes to the Additional Tenant Improvements.

i.	Tenant shall make no changes or modifications to the Approved Final Plans for the Additional Tenant Improvements without the prior written consent of Landlord, which consent may be withheld in Landlord’s sole discretion if such change or modification would result in any of the following: (1) directly or indirectly delay Substantial Completion of the Landlord Improvements, unless Tenant agrees that any such delay shall constitute a “Tenant Delay”; (2) increase the cost of designing or constructing any of the Landlord Improvements above the amount for which Landlord is responsible including Section 2(b), unless Tenant agrees to pay for such increased cost as if such increased cost were a Change Order Cost (as defined below); (3) be a quality lower than the quality of the Additional Tenant Improvements set forth in the Approved Final Plans for the Additional tenant Improvements; (4) violate any Applicable Laws or Title Matters, or (5) is a change similar to that for which Landlord could have reasonably disapproved in connection with the approval of such Approved Final Plans for the Additional Tenant Improvements. Notwithstanding anything to the contrary set forth in this Work Letter or in the Lease, all costs in connection with any changes or substitutions to the Approved Final Plans for the Additional Tenant Improvements shall be borne by Tenant and in the event that any requested changes result in a delay, such delay shall be deemed a “Tenant Delay.”

ii.

Tenant shall provide Landlord for Landlord’s review and approval in connection with any proposed Change Order for a change to the Approved Final Plans for the Additional Tenant Improvements the following items: (a) a reasonable summary of any Change Order Cost and (b) a statement of the estimated Change Order Delay, which approval shall not be unreasonably withheld or delayed. If Landlord approves these items, then all costs associated with such change shall be borne by Tenant and that for purposes of the Lease and this Work Letter, any Change Order Delay shall be deemed a “Tenant Delay.” Tenant shall, promptly upon Landlord’s approval of the Change Order Cost and Change Order Delay, execute the Change Order and cause the appropriate changes to the Final Plans for the Additional Tenant Improvements to be made. The “Change Order Delay” shall include all unavoidable delays to the construction of the Landlord Improvements caused by the Change Order for the Approved Final Plans for the Additional Tenant Improvements, including, without limitation, all design and construction delays, as reasonably determined by Landlord or General Contractor provided that commercially reasonable efforts shall be taken by such entities to mitigate such delay.

d.	General Contractor Change Order Requests. Except as specifically provided otherwise in this Work Letter, all Change Orders pursuant to the General Contract with General Contractor shall be subject to Tenant’s review and approval, which approval shall not be unreasonably withheld, conditioned or delayed (and the failure to respond to such Change Order within five (5) business days from delivery thereof shall be deemed Tenant’s approval of the same); provided, however, notwithstanding the foregoing, the following Change Orders to the General Contract shall not be subject to Tenant’s review or approval but shall be delivered to Tenant for notice purposes only: (i) any Change Orders initiated by Tenant, unless materially modified by General Contractor; (ii) any Change Order which does not cause the total Project Costs to exceed the amounts provided in the Project Budget for contingency or results in the adjustment or reallocation of line item amounts of the Project Budget but do not otherwise cause the applicable amounts specified in Section 2(d) above to be exceeded; (iii) Change Orders which are required to meet the anticipated date for Substantial Completion or the Target Delivery Date provided that such Change Orders do not increase the total Project Costs; or (iv) subject to Section 5(d) above, Change Orders required by applicable governmental agencies or jurisdictions having authority thereof for plan checking and the issuance of applicable Project Permits.

7.

Substantial Completion. For purposes of the Lease and this Work Letter, “Substantial Completion” of the Landlord Improvements to the Premises shall mean the date upon which Landlord shall deliver to Tenant (a) fully signed permit card(s) for the Landlord Improvements to the Premises that legally allow Tenant to fully occupy and ship/receive product at the Premises; and (b) an AIA G704-2000 Certificate of Substantial Completion signed by Landlord’s architect with respect to the Landlord Improvements to the Premises. Notwithstanding anything to the contrary contained in the Lease or this Work Letter (including the provisions of Section 2.04 of the Lease) and Tenant’s right to construct the Additional Tenant Improvements, Tenant’s Early Access rights and rights to construct the Additional Tenant Improvements is expressly conditioned upon (i) Tenant cooperating with Landlord and General Contractor and any subcontractors engaged in the completion of the Landlord Improvements, and (ii) Tenant and Tenant’s Agents (hereinafter defined) not interfering with Landlord or General Contractor or such subcontractors access to or work in the Premises or the construction of the Landlord Improvements. If at any time Tenant’s use and/or occupancy during Tenant’s exercise of the Early Access rights or construction of the Additional Tenant Improvements causes or threatens to cause any delay or interference with the completion of the Landlord Improvements, Landlord has the right to immediately revoke Tenant’s privilege to access, use and/or partially occupy the Premises for Early Access or to construct the

Additional Tenant Improvements and such interference actually caused by Tenant shall be deemed a “Tenant Delay.” Tenant agrees that such Early Access and the construction of the Additional Tenant Improvements shall be governed under all of the terms, covenants, conditions and provisions of the Lease and this Work Letter.

8.	Tenant Delays. As used herein, “Tenant Delay” means any delay, including without limitation a delay in the design, construction and/or completion of the Landlord Improvements resulting from any or all of the following: (a) Tenant’s failure to timely perform any of its obligations pursuant to the Lease or this Work Letter, including without limitation Tenant’s failure to provide approvals, disapprovals and/or make payments within the time frames described herein, or if no time period is prescribed, then within three (3) business days after receipt of such request; (b) Change Order Delays that cause a delay in Substantial Completion (other than a delay to the extent caused by Force Majeure event), (c) any other delay, action or failure to act by Tenant, Tenant’s Representative, any Tenant Party and/or any other person performing or required to perform services on behalf of Tenant (other than Landlord, General Contractor, Design Professionals, and Other Consultants, and their respective subcontractors, agents, representatives and employees) that causes a delay in Substantial Completion, including without limitation interference with Landlord, General Contractor, Other Consultants or their respective subcontractors, agents, representatives or employees, or (f) any other delays specifically identified as or deemed to be Tenant Delays in this Work Letter or the Lease.

9.	Walk-Through and Punch List.

a.	During the course of construction of the Landlord Improvements as components of the Landlord Improvements are completed, upon Landlord’s request, Landlord, General Contractor, and Tenant shall jointly conduct a walk-through of such completed Landlord Improvements and prepare a punch list (a “Punch List”) of items reasonably necessary to complete (“Punch List Items”) such component of the Landlord Improvements, if any. Upon completion of such Punch List Items, Tenant shall acknowledge the same by signing off on such Punch List, which sign off shall constitute Tenant’s approval of such completed component of the Landlord Improvements.

b.	Upon Substantial Completion of the Landlord Improvements for the Premises, Tenant, Landlord, the Tenant’s Representative and General Contractor shall jointly conduct a walk-through of the Premises with respect to areas or components of the Landlord Improvements which have not previously been completed under Section 9(a) above and shall jointly prepare a Punch List of the Punch List Items; provided, however, the Punch List shall be limited to items which are required by the Approved Final Plans for the Landlord Improvements, as may be modified in accordance with this Work Letter. Landlord shall use commercially reasonable efforts to complete the Punch List Items within forty-five (45) days after Substantial Completion.

10.	Final Completion. The Premises will be finally completed when all of the following conditions have been met (“Final Completion”):

a.	All Punch List items for the Landlord Improvements to the Premises have been completed;

b.	Landlord has delivered maintenance manuals for the Building Systems and other relevant portions of the Building, including emergency telephone numbers for General Contractor and all major subcontractors;

c.	Landlord has turned over all “attic stock” such as tiles, paint and other similar items included in the Landlord Improvements for the Premises; and

d.	Landlord has delivered copies of all record drawings of the Building (all of which will be delivered in digital format).

11.	Payment of Project Costs; Draw Requests.

a.	Initial Draw Request. Tenant has previously received an initial draw request (the “Initial Draw Request”) in the form of Schedule 6 to this Work Letter (the “Draw Request Form”, and each subsequent draw request submitted to Tenant on a Draw Request Form, being hereinafter referred to as a “Draw Request). Tenant hereby approves the Initial Draw Request which sets for the Project Costs incurred by Landlord prior to the Execution Date, a summary of which is attached hereto as Schedule 8.

b.

Monthly Draw Requests. During the course of design and construction of the Landlord Improvements, Landlord shall deliver to Tenant on or before the tenth (10th) of each calendar month a Draw Request for the costs then billed for the applicable Landlord Improvements as of the date of such Draw Request. Tenant shall have ten (10) days from the date of delivery of a Draw Request to object to such Draw Request by delivering to Landlord within such ten (10) day period a written objection letter (a “DR Objection Letter”) with a detailed summary of the items in question and the basis for Tenant’s objection. The failure of Tenant to object to any Draw Request within ten (10) days after the date of such Draw Request is delivered to Tenant shall be deemed an approval by Tenant of such Draw Request and Tenant’s approval of the Project Costs set forth therein. Upon the timely delivery to Landlord of a DR Objection Letter, Landlord and Tenant shall use commercially reasonable efforts to work expeditiously in good faith to come to an agreement regarding the items described in the DR Objection Letter. Notwithstanding anything to the contrary contained in this Section, Tenant shall only have the right to object to items which are not consistent with the then current Project Budget. Nothing contained herein shall be deemed to prohibit Landlord from paying any Draw Request, whether or not approved by Tenant; provided, however, such payment shall not waive any objections of Tenant raised in a DR Objection Letter. If Landlord and Tenant are not able to reach agreement regarding the items described in the DR Objection Letter within ten (10) days after delivery of such DR Objection Letter, then Tenant may submit the disagreement to dispute resolution in accordance with Section 11(d) below, and Tenant’s failure to submit such matter to dispute resolution within twenty (20) days after delivery of such DR Objection Letter shall be deemed waiver of the matters raised by such DR Objection Letter.

c.	Project Costs. Landlord will maintain records of the Project Costs in accordance with the Open Book Accounting Program, which includes the opportunity for continuous real time review of all such amounts and the Draw Requests therefor (including General Contractor’s payment applications), the fees charged by Landlord and amounts payable by Tenant in connection with the completion of the Landlord Improvements. Landlord shall maintain and preserve such records for a period of three (3) years from the Determination Date or for such longer period as may be required by Applicable Laws. Prior to the Commencement Date, Landlord shall estimate the Project Costs and as soon as possible after Substantial Completion of the Landlord Improvements, Landlord will, subject to review and audit by Tenant, calculate the total actual Project Costs and disclose the result to Tenant in a final statement of Project Costs similar to the form of Draw Request attached hereto as Schedule 6 to this Work Letter (the “Final Cost Statement”). Tenant shall have the right to object to the Final Cost Statement only to the extent such Final Cost Statement reflects matters not previously disclosed by prior Draw Requests and/or not previously approved or deemed approved by Tenant in accordance with this Work Letter. Tenant shall submit any such objection within fifteen (15) business days after delivery of the Final Cost Statement by Landlord. In the event Landlord and Tenant are unable to resolve any such properly raised objection within twenty (20) business days after Tenant’s delivery of such notice of objection to Landlord (a “FC Objection Notice”), then Tenant may submit the objection to dispute resolution as set forth in Section 11(d) below and Tenant shall pay all Estimated Base Rent and Additional Rent during the pendency of any dispute, and Tenant’s failure to submit such matter raised in a FC Objection Notice to dispute resolution within twenty (20) business days after delivery of such FC Objection Notice shall be deemed waiver of the matters raised by such FC Objection Notice.

d.

Dispute Resolution. Any dispute arising hereunder regarding a DR Objection Letter or a FC Objection Notice shall be submitted to mediation as a condition precedent to any litigation regarding such disputes. The parties shall endeavor to resolve such disputes by mediation, which mediation, unless the parties mutually agree otherwise, shall be administered by the American Arbitration Association in accordance with its Construction Industry Mediation Procedures in effect on the date of the Agreement. A request for mediation shall be made by Tenant in writing within the periods provided above, delivered to Landlord, and filed with the person or entity administering the mediation. The mediator’s fee and any filing fees shall initially be shared equally between Landlord and Tenant; provided, however, the party determined to be the non-prevailing party in such mediation shall reimburse the prevailing party for the share of such mediator’s fee and any filing fees previously allocated to such prevailing party. The mediation shall be held in the place where the Premises is located, unless another location is mutually agreed upon. Agreements reached in mediation shall be enforceable as settlement agreements in any court having jurisdiction thereof. If the mediation does not resolve the dispute within the allotted time period, then either party may litigate in state or federal court in the place where the Premises is located. Notwithstanding the foregoing sentence, this dispute resolution procedure is intended to be the exclusive method of resolving any disputes related to DR Objection Letters or FC Objections Notices under this Work Letter.

12.	Warranties. Landlord shall cause General Contractor to guarantee to Landlord and for the benefit of Tenant that the Landlord Improvements shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of Substantial Completion thereof subject to standard exclusions for repairs or replacements necessitated by the negligence or misuse by Tenant or any Tenant Party or uses inconsistent with the intended use of the applicable warranted item. All warranties shall remain with Landlord. General Contractor shall be responsible for the replacement or repair, without additional charge, of all Landlord Improvements furnished under General Contractor’s contract and any of its subcontracts that shall become defective within one (1) year after the Substantial Completion subject to standard exclusions for repairs or replacements necessitated by the negligence or misuse by Tenant or any Tenant Party or uses inconsistent with the intended use of the applicable warranted item. The correction of such items shall include, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of the Additional Tenant Improvements, the Landlord Improvements, and/or the Premises and Building that may be damaged or disturbed thereby. Tenant shall receive the benefit of all warranties or guarantees as to materials or workmanship of or with respect to Landlord Improvements, including, without limitation, any applicable manufacturer or vendor warranties. Landlord shall obtain a commercially standard roofing warranty for the roof membrane of at least two (2) years for labor/materials of the roof membrane and ten (10) years for the manufacturer’s material of the roof membrane from Substantial Completion of the roof, subject to standard exclusions and maintenance, and such manufacturer’s roof warranty shall be enforced by Landlord for Tenant’s benefit. Landlord shall use reasonable efforts to pursue enforcement of the warranties related to the Landlord Improvements for the benefit of Tenant.

13.	Miscellaneous Construction Covenants.

a.	Coordination with Lease. Nothing herein contained shall be construed as (i) constituting Tenant as Landlord’s agent, or Landlord as Tenant’s agent, for any purpose whatsoever, or (ii) a waiver by Landlord or Tenant of any of the terms or provisions of the Lease.

b.	Cooperation. Landlord and Tenant agree to use commercially reasonable efforts to reasonably cooperate with one another and to cause their respective employees, agents and contractors to reasonably cooperate with one another to coordinate any work being performed by Landlord and/or Tenant under this Work Letter, and their respective employees, agents and contractors so as to avoid unnecessary interference and delays with the completion of the Landlord Improvements.

c.	Construction Meetings and Reports. During the course of the design and construction of the Landlord Improvements, Landlord and General Contractor shall schedule meetings with Tenant’s Representatives to enable Tenant to keep abreast of the progress of the construction of the Landlord Improvements (the “Construction Meetings”) and the status of Project Costs, Draw Requests, Change Orders and Substantial Completion and the anticipated Target Delivery Date and to keep Landlord abreast of the progress regarding the Additional Tenant Improvements. The parties generally intend that Construction Meetings will be held on a regular basis, and at least once per week, and that they will be conducted at the Premises or any other mutually agreed location. Landlord or General Contractor will keep written minutes of the Construction Meetings and circulate copies to Tenant for its records. Landlord or General Contractor shall keep the schedule current so that Tenant have the opportunity to plan in advance to be present at the Premises to observe all milestones in the construction of the Landlord Improvements, such as slab pours, tilt-ups, roofing, paving, the installation of sprinklers, testing and any other events selected by Tenant. Landlord’s program for inspections will include observation, testing and any other activities as specified in the Approved Final Plans for the Landlord Improvements to verify compliance (or assess non-compliance) with the requirements of the Approved Final Plans for the Landlord Improvements.

d.	No Responsibility for Additional Work. Except for the Landlord Improvements, Landlord shall not be responsible for, nor shall Landlord construct any, additional improvements in the Premises (including, without limitation the Additional Tenant Improvements), unless agreed to by Landlord in writing.

e.	Tenant’s Default. Notwithstanding any provision to the contrary contained in the Lease or this Work Letter, in the event of an Event of

Default under the terms of the Lease or a default under this Work Letter at any time on or before the final completion of the Landlord Improvements, then (a) in addition to all other rights and remedies granted to Landlord pursuant to the Lease or this Work Letter, Landlord shall have the right to withhold payment of all or any portion of the Tenant Improvement Allowance, and (b) all other obligations of Landlord under the terms of this Work Letter shall be forgiven until such time as such Event of Default or default is cured.

f.	General Contractor’s Insurance. Landlord shall obligate General Contractor to carry insurance complying, at a minimum, with the requirements of Schedule 7 hereto, naming Tenant, its parent company, its affiliated and subsidiary entities, any applicable lender providing financing for the Project, and the directors, officers, members, partners, representatives, agents and employees of any of them, and C&W and its affiliated and subsidiary entities, as additional insureds on such policies where permitted by Applicable Laws and as required by Schedule 7. Certificates evidencing such insurance shall be provided to Tenant and C&W prior to commencing the Landlord Improvements. Insurance required hereunder shall be with insurers licensed to do business in the jurisdictions where work shall be performed, and with insurers who have a Bests rating of no less than A IX. The Landlord shall require the General Contractor to provide Tenant at least thirty (30) days’ notice of any cancellation, nonrenewal or substantial change to the policies.

g.	General Contractor’s Indemnification Obligation. Landlord shall obligate General Contractor to indemnify, defend and hold harmless all additional insureds referenced in Section 13(f) above from and against claims, damages, judgments, costs, losses and expenses, including but not limited to reasonable attorneys’ fees, arising out of or resulting from performance of or failure to perform General Contractor’s work, to the extent such claim, damage, judgment, cost, loss or expense, including but not limited to reasonable attorneys’ fees, is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property, and caused by the acts or omissions of General Contractor, a subcontractor of General Contractor, anyone directly or indirectly employed by them or anyone for whose acts they may be liable expressly excluding claims, damages, judgments, costs, losses and expenses, including but not limited to reasonable attorneys’ fees, to the extent arising from the negligence of any indemnified party.

14.	Additional Provisions Governing the Additional Tenant Improvements.

a.	Tenant’s Agents.

i.	Landlord’s General Conditions for Tenant’s Agents and the Additional Tenant Improvements. Tenant shall notify Landlord at least ten (10) days prior to the commencement of Additional Tenant Improvements, so that Landlord may post, file and/or record a notice of non-responsibility or other notice required under Applicable Laws regarding mechanics’ liens. The Additional Tenant Improvements shall be constructed substantially in accordance with the Approved Final Plans for the Additional Tenant Improvements (except as modified by approved Change Orders), all without interfering with the construction of the Landlord Improvements.

ii.	List of Tenant’s Agents. Prior to the commencement of the construction of the Additional Tenant Improvements, Tenant shall provide Landlord with a written list of all of Tenant’s Contractors, their employees, agents and representatives (“Tenant’s Agents”) that will access the Land, and shall deliver period updates to such list and the list of Tenant’s Agents changes.

b.	Indemnity. Tenant’s indemnity of Landlord as set forth in the Lease shall also apply with respect to any and all Claims related in any way to any act or omission of Tenant or Tenant’s Agents, or anyone directly or indirectly employed by any of them, or in connection with (i) Tenant’s non-payment of any amount arising out of the Additional Tenant Improvements or the Landlord Improvements to the extent Tenant is responsible for contribution to the cost of such Landlord Improvements, or (ii) Landlord’s cooperation with Tenant’s pursuit of the Tenant Permits. Tenant shall obligate any contractor it engages to construct the Additional Tenant Improvements to indemnify and hold harmless Landlord for any Claim to the extent arising out of the negligence or willful misconduct of such contractor, or its subcontractors, agents, representatives, or employees.

c.

Requirements of Tenant’s Contractors. Tenant shall cause Tenant’s Contractors to guarantee to Tenant and for the benefit of Landlord that the Additional Tenant Improvements shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of substantial completion of the Additional Tenant Improvements. Tenant’s Contractors shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract and any of its subcontracts that shall become defective within one (1) year after the substantial completion of the Additional Tenant Improvements. The correction of such items shall include, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of the Additional Tenant Improvements, the Landlord Improvements, and/or the Premises and Building that may be damaged or disturbed thereby. All warranties or guarantees as to materials or workmanship of or with respect to Additional Tenant Improvements shall be written such that all such guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either. Tenant covenants to give to Landlord any assignment or other assurances that may be necessary to affect such right of direct enforcement.

d.	Insurance Requirements for Tenant’s Contractors.

i.	General Coverages. Tenant’s general contractor shall carry worker’s compensation insurance covering all of their respective employees, and shall also carry commercial general liability insurance, including property damage, all with limits, in form and with companies as are reasonably required by Landlord taking into account industry standards given the nature of Tenant’s general contractor’s work. Tenant’s general contractor shall submit to Landlord an endorsement to such general contractor’s commercial general liability policies naming Landlord, and other parties designated by Landlord in writing, each as an additional insured.

ii.	Special Coverages. Tenant shall carry “Builder’s All Risk” insurance in a reasonable amount to be approved by Landlord covering the construction of the Additional Tenant Improvements, it being understood and agreed that the Additional Tenant Improvements shall be insured by Tenant pursuant to the Lease immediately upon completion thereof. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be required by Landlord in its good faith business judgment including, without limitation, the requirement that all of Tenant’s Agents shall carry excess liability and Products and Completed Operation Coverage insurance, in amounts, in form and with companies as are reasonably required by Landlord taking into account industry standards given the nature of Tenant’s general contractor’s work.

iii.

General Terms. Certificates for all insurance carried pursuant to this Section 14(d) (and additional insured endorsements) shall be delivered to Landlord before the commencement of construction of the Additional Tenant Improvements and before Tenant’s Contractor’s equipment is moved onto the Land. Tenant shall deliver written notice to Landlord at least thirty (30) days prior to any cancellation or modification of the insurance provided by Tenant and Tenant’s Agents or any threatened cancellation or modification of which Tenant becomes aware. In the event that any of the Landlord Improvements are damaged by Tenant or Tenant’s Agents during the course of the construction of the Additional Tenant Improvements or during the Early Access period, Landlord shall promptly repair the same at Tenant’s sole cost and expense, and any delay caused thereby shall be deemed a “Tenant Delay.” Tenant’s Contractors shall maintain all of the foregoing insurance coverage in force until the Additional Tenant Improvements are fully and finally completed and accepted by Tenant and Landlord, except for any Products and Completed Operation Coverage insurance required by Landlord, which is to be maintained for three (3) years following completion of the Additional Tenant Improvements and acceptance by Landlord and Tenant. All policies carried under this Section 14(d) shall insure Landlord and Tenant, as their interests may appear as well as Tenant’s Agents. All insurance, except Worker’s Compensation, maintained by Tenant’s Agents shall preclude subrogation claims by the insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance as respects Landlord and that any other insurance maintained by Landlord is excess and noncontributing with the insurance required hereunder. The requirements for the foregoing insurance shall not derogate from the provisions for indemnification of Landlord by Tenant under the Lease.

e.	Governmental Compliance. The Additional Tenant Improvements shall comply in all respects with Title Matters (of which Landlord has made Tenant aware of by delivery of title materials for the Land) and with all Applicable Laws.

f.	Inspection by Landlord. Landlord shall have the right to inspect the Additional Tenant Improvements at all times during construction, provided, however, that Landlord’s failure to inspect the Additional Tenant Improvements shall in no event constitute a waiver of any of Landlord’s rights hereunder nor shall Landlord’s inspection of the Additional Tenant Improvements constitute Landlord’s approval of the same. Should Landlord reasonably disapprove any portion of the Additional Tenant Improvements, Landlord shall notify Tenant in writing of such disapproval and shall specify the items disapproved. Any defects or deviations in, and/or disapproval by Landlord of, the Additional Tenant Improvements shall be rectified by Tenant at no expense to Landlord, provided, however, that in the event Landlord reasonably determines that a defect or deviation exists or reasonably disapproves of any matter in connection with any portion of the Additional Tenant Improvements and such defect, deviation or matter would reasonably tend to adversely affect the mechanical, electrical, plumbing, heating, ventilating and air conditioning or life-safety systems of the Premises, Landlord, after consulting with Tenant in good faith, may take such action as Landlord reasonably deems necessary, at Tenant’s expense and without incurring any liability on Landlord’s part, to correct any such defect, deviation and/or matter, including, without limitation, causing the cessation of performance of the construction of the Additional Tenant Improvements until such time as the defect, deviation and/or matter is corrected to Landlord’s satisfaction.

g.	Notice of Completion; Copy of Record Set of Plans. Within ten (10) days after completion of construction of the Additional Tenant Improvements, Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the county in which the Project is located in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and shall furnish a copy thereof to Landlord upon such recordation. If Tenant fails to do so, Landlord may execute and file the same on behalf of Tenant as Tenant’s agent for such purpose, at Tenant’s sole cost and expense. Upon the completion of the Additional Tenant Improvements and the Tenant Improvements, Tenant shall, at Tenant’s sole cost and expense, cause the Premises to undergo an inspection by a CASp (as defined in the Lease), upon receipt, Tenant shall deliver to Landlord a copy of the inspection report of such CASp. At the conclusion of construction, (1) Tenant shall cause Tenant’s architect and general contractor (i) to update the Construction Drawings for the Additional Tenant Improvements as necessary to reflect all changes made to the Construction Drawings for the Additional Tenant Improvements during the course of construction, (ii) to certify that the “record-set” of as-built drawings are true and correct, which certification shall survive the expiration or termination of the Lease, and (iii) to deliver to Landlord two (2) sets of copies of such record set of drawings within ninety (90) days following issuance of a certificate of occupancy (or equivalent) for the Premises, (2) Tenant shall deliver to Landlord a copy of all warranties, guaranties, and operating manuals and information relating to the Additional Tenant Improvements, and (3) Tenant shall deliver to Landlord the original signed permit card for the Additional Tenant Improvements, indicating final approval by all applicable departments.

15.	Schedules to Exhibit D. The following Schedules are attached to and made a part of this Work Letter:

Schedule 1	-	Preliminary Base Improvements Specifications (to be replaced with Approved Final Plans for Base Improvements, when approved)

Schedule 2	-	Space Plan for the Premises and Preliminary Tenant Improvements Specifications (to be replaced with Approved Final Plans for Tenant Improvements, when approved)

Schedule 3	-	Off-Site Improvements

Schedule 4	-	Project Budget

Schedule 5	-	Pre-Approved Subcontractors

Schedule 6	-	Draw Request Form

Schedule 7	-	General Contractor Insurance Requirements

EXHIBIT E

Current Lender’s SNDA

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this “Agreement”) is made and entered into as of the      day of             , 20    , by and among JPMORGAN CHASE BANK, N.A., a national banking association (“Mortgagee”), LIFETIME BRANDS, INC., a Delaware corporation (“Tenant”), and BASELINE OPPORTUNITY, LLC, a Delaware limited liability company, and its successors and assigns (“Landlord”).

RECITALS:

A. Landlord owns, leases or controls (or will be acquiring) the land (“Land”) described in Schedule 1 attached hereto and the building and related improvements located thereon (the “Building”; the Land and Building are collectively referred to as the “Property”).

B. Under the terms of a certain Lease Agreement (the “Lease”) dated February 14, 2017, between Tenant and Landlord, or Landlord’s predecessor in title, Tenant has leased a portion of the Building, as more particularly described in the Lease (the “Demised Premises”).

C. Landlord has executed, or will be executing, a mortgage or deed of trust in favor of Mortgagee (the “Mortgage”) pursuant to which Landlord has encumbered or will encumber Landlord’s interest in the Land, Building and Lease to secure, among other things, the payment of certain indebtedness owing by Landlord to Mortgagee as described therein and in all other documents evidencing, securing or guaranteeing such indebtedness (the “Loan Documents”).

D. The parties hereto desire to have the Lease be subordinate to the Mortgage and the lien thereof, to establish certain rights of non-disturbance for the benefit of Tenant under the Lease, and further to define the terms, covenants and conditions precedent for such rights.

AGREEMENT:

NOW, THEREFORE, for good and valuable consideration, the parties hereto mutually agree as follows:

1. Subordination. The Lease, as the same may hereafter be modified, amended or extended, and all of the terms, covenants and provisions thereof and all rights, remedies and options of Tenant thereunder are and shall at all times continue to be subject and subordinate in all respects to the Mortgage, including without limitation,

EXHIBIT E – Page 1

all renewals, increases, modifications, consolidations, extensions and amendments thereof with the same force and effect as if the Mortgage and the other Loan Documents had been executed, delivered and (in the case of the Mortgage) recorded prior to the execution and delivery of the Lease.

2. Non-Disturbance. In the event of foreclosure of the Mortgage or conveyance in lieu of foreclosure, which foreclosure or conveyance occurs prior to the expiration of the term of the Lease, including any extensions and renewals of such term now provided thereunder, and so long as an Event of Default (as defined in the Lease) by Tenant has not occurred under the terms, covenants and conditions of the Lease beyond any applicable notice and cure periods, Mortgagee agrees on behalf of itself, its successors and assigns, including any purchaser at such foreclosure (each being referred to herein as an “Acquiring Party”), that Tenant shall not be named as a party therein unless such joinder shall be required by law, provided, however, such joinder shall not result in the termination of the Lease or disturb the Tenant’s possession, quiet enjoyment or use of the Demised Premises, and the sale of the Property in any such action or proceeding and the exercise by Mortgagee of any of its other rights under the Mortgage shall be made subject to all rights of Tenant under the Lease (subject to the terms of this Agreement); provided, further, however, that Mortgagee and Tenant agree that the following provisions of the Lease (if any) shall not be binding on Mortgagee or Acquiring Party: any option to purchase or any right of first refusal to purchase with respect to the Property, and any provision regarding the use of casualty insurance proceeds from insurance purchased by Landlord on the Premises which is inconsistent with the terms of the Mortgage.

3. Attornment. In the event of foreclosure of the Mortgage or conveyance in lieu of foreclosure, which foreclosure or conveyance occurs prior to the expiration date of the term of the Lease, including any extensions and renewals of such term now provided thereunder, Tenant shall, at the election of the Acquiring Party, either: (i) attorn to and recognize the Acquiring Party as the new landlord under the Lease, which Lease shall thereupon become a direct lease between Tenant and the Acquiring Party for the remainder of the term of the Lease (including all extension periods which have been or are hereafter exercised) upon the same terms and conditions as are set forth in the Lease (subject to the terms of this Agreement); or (ii) if any Landlord default under the Lease is not susceptible to cure and results in the termination of the Lease, or the Lease is terminated for any other reason, including, without limitation, as a result of rejection in a bankruptcy or similar proceeding, then upon receiving the written request of the Acquiring Party, Tenant shall enter into a new lease of the Demised Premises with the Acquiring Party (a “New Lease”), which New Lease shall be the same terms, covenants and conditions as are set forth in the Lease (subject to the terms of this Agreement) for the remainder of the term of the Lease (including all extension periods which have been or are hereafter exercised). In either such event described in the preceding clauses (i) or (ii) of this Section 3, Tenant hereby agrees to pay and perform all of the obligations of Tenant pursuant to the Lease (or the New Lease, as applicable) for the benefit of the Acquiring Party. For all purposes of this Agreement, the word “Lease” shall be deemed to mean the Lease or any such New Lease, as applicable.

EXHIBIT E – Page 2

4. Limitation of Liability. Notwithstanding anything to the contrary contained herein or in the Lease, in the event of foreclosure of the Mortgage or conveyance in lieu of foreclosure, which foreclosure or conveyance occurs prior to the expiration date of the term of the Lease, including any extensions and renewals of such term now provided thereunder, the liability of Mortgagee, its successors and assigns, or Acquiring Party, as the case may be, shall be limited to its interest in the Property; provided, however, that Mortgagee or Acquiring Party, as the case may be, and their respective successors and assigns, shall in no event and to no extent (the notice and opportunity to cure which is provided below will only apply with respect to an Acquiring Party if Tenant is provided written notice of such Acquiring Party and its address prior to the time that Tenant notifies Landlord of the default):

(a) be liable to Tenant for any past act, omission or default on the part of any prior landlord (including Landlord) and Tenant shall have no right to assert the same or any damages arising therefrom as an offset, defense or deficiency against Mortgagee, Acquiring Party or the successors or assigns of either of them except to the extent either the Mortgagee or Acquiring Party was furnished with notice and opportunity to cure the same in accordance with provisions of this Agreement prior to taking possession of the Demised Premises;

(b) be liable for or subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord) except to the extent either the Mortgagee or Acquiring Party was furnished with notice and opportunity to cure the same in accordance with provisions of this Agreement prior to taking possession of the Demised Premises;

(c) be liable for any payment of base rent or additional rent which Tenant might have paid for more than one month in advance of the due date thereof or any security deposit or any other sums deposited with any prior landlord (including Landlord), except to the extent such monies are actually received by Mortgagee or Acquiring Party, as applicable, provided Tenant will receive credit for its Security Deposit (as defined in the Lease) set forth in Section 3.02 of the Lease to the extent it has not been returned to Tenant and such Security Deposit has actually been received by, or the Letter of Credit (as defined in the Lease) has actually been transferred to, Mortgagee or Acquiring Party, as applicable;

(d) be bound by any material amendment, material modification or termination of the Lease or by any waiver or forbearance on the part of any prior landlord (including Landlord), in either case to the extent the same is made or given without the prior written consent of Mortgagee;

(e) be liable to Tenant for construction or restoration, or delays in construction or restoration, of the Building or the Demised Premises, or for the obligations of any prior landlord (including Landlord) to reimburse Tenant for or indemnify Tenant against any costs, expenses or damages arising from such construction or any delay in Tenant’s occupancy of the Demised Premises; provided, however, Mortgagee shall be subject to all remedies Tenant may have as set forth in the Lease (excluding a claim for damages against acquiring party) including specifically, without limitation, self-help, offset, abatement and/or termination rights and remedies; or

EXHIBIT E – Page 3

(f) be liable to Tenant for payment of any tenant improvement allowance or other similar payment or reimbursement obligation of the landlord (including Landlord) under the terms of the Lease; provided, however, Tenant may offset any of the foregoing amounts against amounts due under the Lease to the extent expressly provided in the Lease and Mortgagee shall be subject to all remedies Tenant may have as set forth in the Lease (excluding a claim for damages against acquiring party) including specifically, without limitation, self-help, offset, abatement and/or termination rights and remedies..

5. Rent. Tenant hereby agrees to and with Mortgagee that, upon receipt from Mortgagee of a notice of any default by Landlord under the Mortgage, Tenant will pay to Mortgagee directly all rents, additional rents and other sums then or thereafter due under the Lease. In the event of the foregoing, Landlord hereby authorizes Tenant to pay to Mortgagee directly all rents, additional rents and other sums then or thereafter due under the Lease. In addition, Landlord hereby indemnifies and holds Tenant harmless from and against (and waives) any and all claims, causes of actions, demands, liabilities, and losses of any kind or nature, including but not limited, to attorney’s fees and expenses, sustained by Tenant as a result of any and all claims by third parties claiming through Landlord all or any portion of the rent, additional rents, and other sums due under the Lease which are paid by Tenant directly to Mortgagee in accordance with the terms and conditions hereof.

6. No Amendment. Landlord and Tenant each agree not to amend, modify or terminate the Lease in any manner without the prior written consent of Mortgagee.

7. Further Documents. The foregoing provisions shall be self-operative and effective without the execution of any further instruments on the part of any party hereto. Tenant agrees, however, to execute and deliver to Mortgagee or Acquiring Party, as the case may be, or such other person to whom Tenant herein agrees to attorn such other instruments as such party shall reasonably request in order to effectuate said provisions.

8. Notice and Cure. Tenant agrees that if it sends a notice of default to Landlord under the Lease:

(a) A copy of each notice given to Landlord pursuant to the Lease shall also be given simultaneously to Mortgagee, and no such notice shall be effective for any purpose under the Lease unless so given to Mortgagee; and

(b) If Landlord shall fail to cure any default within the time prescribed by the Lease, Tenant shall give further notice of such fact to Mortgagee. Mortgagee shall have the right (but not the obligation) to remedy any Landlord default under the Lease, or to cause any default of Landlord under the Lease to be remedied and may cure such

EXHIBIT E – Page 4

default during the greater of (i) the period Landlord has to cure such default, or (ii) thirty (30) days, and so long as Mortgagee shall commence to cure such default or institute and complete foreclosure proceedings (or otherwise acquire title to the Building) within such thirty (30) day period, Mortgagee shall be allowed such additional time as may be reasonably necessary to cure such default or institute and complete foreclosure proceedings (or otherwise acquire title to the Building). So long as Mortgagee shall be proceeding diligently to cure the defaults that are reasonably susceptible of cure or proceeding diligently to foreclosure the Mortgage, no such default shall operate or permit Tenant to terminate the Lease.

9. Notices. All notices, demands, approvals and requests given or required to be given hereunder shall be in writing and shall be deemed to have been properly given upon receipt when personally served or sent by overnight delivery service or upon the third (3rd) business day after mailing if sent by U. S. registered or certified mail, postage prepaid, addressed as follows:

Mortgagee:	JPMorgan Chase Bank, N.A.
2200 Ross Avenue, 9th Floor
Dallas, Texas 75201-2787
Attention: Manager, Real Estate Group

Landlord:	Baseline Opportunity, LLC
c/o Panattoni Development Company, Inc.
20411 SW Birch Street, Suite 200
Newport Beach, CA 92660
Attention: Jacob R. LeBlanc

With a facsimile copy to:

Metropolitan Life Insurance Company
333 South Hope Street, Suite 3650
Los Angeles, California 90071
Attn: Panattoni Baseline Opportunity Asset Manager

and:	Metropolitan Life Insurance Company
425 Market Street, Suite 1050
San Francisco, California 94105
Attn: Associate General Counsel

and:	Albert & Coss LLP
20411 SW Birch Street, Suite 200
Newport Beach, CA 92660
Attention: Fredric I. Albert

Tenant:	Lifetime Brands, Inc.
1000 Stewart Avenue

EXHIBIT E – Page 5

Garden City, New York 11530
Attention: Sara A. Shindel,
General Counsel\\ & Secretary
With a copy to:
Nixon Peabody LLP
50 Jericho Quadrangle
Suite 300
Jericho, New York 11753
Attention: Denise Pursley

or to such other address in the United States as such party may from time to time designate by written notice to the other parties.

10. Binding Effect. The terms, covenants and conditions hereof shall be binding upon and inure to the benefit of Mortgagee, Landlord and Tenant and their respective heirs, executors, administrators, successors and assigns.

11. No Oral Modifications. This Agreement may not be modified in any manner or terminated except by an instrument in writing executed by all the parties hereto or their respective successors in interest.

12. Governing Law. This Agreement shall be governed, construed, applied and enforced in accordance with the laws of the State where the Property is located.

13. Counterparts. This Agreement may be signed in counterparts, each of which shall be deemed an original and all of which together shall constitute one document.

14. Inapplicable Provisions. If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such provision shall be deemed modified to the extent necessary to be enforceable, or if such modification is not practicable, such provision shall be deemed deleted from this Agreement, and the other provisions of this Agreement shall remain in full force and effect.

15. Authority. Each of the undersigned parties further represents and warrants to the other parties hereto that the person executing this Agreement on behalf of each such party hereto has been duly authorized to so execute this Agreement and to cause this Agreement to be binding upon such party and its successors and assigns.

16. Tenant’s Personal Property. It is expressly agreed to between Mortgagee, Landlord and Tenant that in no event shall the Mortgage cover or encumber (and shall not be construed as subjecting in any manner to the lien thereof) any of Tenant’s moveable trade fixtures, business equipment, furniture, signs or other personal property at any time placed in, on or about the Property.

EXHIBIT E – Page 6

17. Subsequent Transfer. If any Acquiring Party, by succeeding to the interest of Landlord under the Lease, should become obligated to perform the covenants of Landlord thereunder, then, upon any transfer of Landlord’s interest by such Acquiring Party, all obligations shall terminate as to such Acquiring Party.

18. Waiver of Jury Trial. LANDLORD, TENANT AND MORTGAGEE HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATED TO THIS AGREEMENT.

19. Number and Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

EXHIBIT E – Page 7

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

MORTGAGEE:

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

THE STATE OF TEXAS	§
§
COUNTY OF	§

This instrument was acknowledged before me on             , 20    , by                     ,                     of JPMorgan Chase Bank, N.A., a national banking association, on behalf of said association.

Notary Public in and for the State of Texas

EXHIBIT E – Page 8

TENANT:

LIFETIME BRANDS, INC.,
a Delaware corporation

By:
Name:
Title:

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California	}
County of	}

On             , 2017, before me,                     , a Notary Public for the State of California, personally appeared                     who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature:
(Seal)

EXHIBIT E – Page 9

LANDLORD:

BASELINE OPPORTUNITY, LLC, a Delaware limited liability company

By:	BASELINE OPPORTUNITY OC/IE, LLC,
a Delaware limited liability company,
Managing Member

	By:	PDC OC/IE LLC,
a Delaware limited liability company,
its Manager

By:
Jacob R. LeBlanc,
Local Partner

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California	}
County of	}

On             , 2017, before me,                     , a Notary Public for the State of California, personally appeared                     who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature:	(Seal)

EXHIBIT E – Page 10

EXHIBIT F

Form of Estoppel Certificate

ESTOPPEL CERTIFICATE

, 2017

Baseline Opportunity LLC,

a Delaware limited liability company

20411 S.W. Birch Street, Suite 200

Newport Beach, California 92660

Re:	Lease Agreement dated February 14, 2017, by and between Baseline Opportunity LLC, a Delaware limited liability company (“Landlord”), and Lifetime Brands, Inc., a Delaware corporation (“Tenant”), for the Premises located at 1221 North Alder Avenue, Rialto, California.

Gentlemen:

The undersigned Tenant understands that the above-referenced Purchaser/Lender intends to acquire fee title to/make a loan and encumber the Premises to/from Baseline Opportunity LLC. The undersigned Tenant does hereby certify to Baseline Opportunity LLC and Purchaser/Lender as follows:

1. Pursuant to the Lease (hereinafter defined), Tenant has leased approximately Seven Hundred Two Thousand Six Hundred Sixty-Eight (702,668) square feet of space situated on 32.12 acres at the Premises. Tenant has entered into a certain Lease Agreement together with all amendments as described on Schedule 1 attached hereto (copies of which are attached hereto, the “Lease”) .

2. The Lease is unmodified and in full force and effect as set forth on Schedule 1 attached hereto (or, if there have been modifications, that the same is in full force and effect, as modified).

3. To the best of Tenant’s knowledge, Landlord has not failed to perform any term, covenant or condition contained in the Lease.

4. Tenant Paid a Security Deposit or other deposit with respect to the Lease in the amount of $            .

EXHIBIT F – Page 1

5. Tenant has accepted the Premises and Landlord has completed all of Landlord’s improvements required by the Lease.

6. Tenant has not paid any Rent in advance.

7. The Commencement Date is                     , and the Base Rent Commencement Date is                     .

8. The Lease Term is One Hundred Twenty-Eight (128) months beginning on the Commencement Date and expiring on                     , subject to Tenant’s right to extend the Lease Term for three (3) additional five (5) year periods pursuant to Article 16 of the Lease.

9. The current Base Rent Table is set forth in Schedule 2 to this Estoppel Certificate. The monthly Base Rent as of the date of this Estoppel Certificate is $         and has been paid through              , 20    . Additional Rent has been paid through              , 20    .

10. As of the date hereof, the amount of the unused portion of any Tenant allowance is $        , which amount is subject to reconciliation upon final completion of the Landlord’s Improvements.

11. Tenant does not have a right or option to purchase or otherwise acquire the Premises or any portion thereof.

12. Tenant has not assigned, transferred or pledged the Lease or any interest therein or sublet all or any portion of the Premises.

13. This Estoppel Certificate is given to Landlord and Purchaser/Lender with the understanding that Landlord, Purchaser or lender, or any Purchaser of title to the Premises or future lender may rely upon this Estoppel Certificate.

Unless otherwise defined herein, all initially capitalized terms shall have the respective meanings assigned to such terms in the Lease.

[Signature Page Follows]

EXHIBIT F – Page 2

TENANT:

LIFETIME BRANDS, INC.,
a Delaware corporation

By:
Name:
Title:

EXHIBIT F – Page 3

EXHIBIT G

Letter of Credit Form

FOR INTERNAL IDENTIFICATION PURPOSES ONLY

Our No.	Other

Applicant

TO:	[Landlord]

[Address]

Attention:

IRREVOCABLE LETTER OF CREDIT NO.

We hereby establish this irrevocable Letter of Credit in favor of the aforesaid addressee (“Beneficiary”) for drawings up to United States $         effective immediately. This Letter of Credit is issued, presentable and payable at our office at [issuing bank’s address in City specified by Landlord] and expires with our close of business on             , 20    .

The term “Beneficiary” includes any successor by operation of law of the named Beneficiary including, without limitation, any liquidator, rehabilitator, receiver or conservator.

We hereby undertake to promptly honor your sight draft(s) drawn on us, indicating our Credit No.     , for all or any part of this Credit if presented at our office specified in paragraph one on or before the expiry date or any automatically extended expiry date.

Except as expressly stated herein, this undertaking is not subject to any agreement, condition or qualification. The obligation of [issuing bank] under this Letter of Credit is the individual obligation of [issuing bank], and is in no way contingent upon reimbursement with respect thereto.

It is a condition of this Letter of Credit that it is deemed to be automatically extended without amendment for one year from the expiry date hereof, or any future expiration date, unless at least thirty (30) days prior to an expiration date we notify you by registered mail that we elect not to consider this Letter of Credit renewed for any such additional period.

This Letter of Credit is transferable by the Beneficiary and by any successive transferees at no charge or cost to Beneficiary or any transferee. Transfers of this Letter of Credit are subject to receipt of Beneficiary’s (and subsequently, transferee’s) instructions in the form attached hereto as Schedule 1 accompanied by the original Letter of Credit and amendments(s) if any.

EXHIBIT G – Page 1

This Letter of Credit is subject to and governed by the Laws of the State of New York and the 2007 revision of the Uniform Customs and Practice for Documentary Credits of the International Chamber of Commerce (Publication 600) and, in the event of any conflict, the Laws of the State of New York will control. If this Credit expires during an interruption of business as described in article 36 of said Publication 600, the bank hereby specifically agrees to effect payment if this Credit is drawn against within 30 days after the resumption of business.

Very truly yours,

[issuing bank]

EXHIBIT G – Page 2

EXHIBIT H

Title Matters

1.	General and special taxes and assessments for the fiscal year 2016-2017.
	First Installment:	$15,760.73, PAID
	Penalty:	$0.00
	Second Installment:	$15,760.69, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006115
	A. P. No.:	0240-241-38-0-000

2.	Supplemental taxes for the fiscal year 2016-2017 assessed pursuant to Chapter 3.5 commencing
	with Section 75 of the California Revenue and Taxation Code.
	First Installment:	$4,709.45, PAID
	Penalty:	$0.00
	Second Installment:	$4,709.43, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006115
	A. P. No.:	0240-241-38-0-000

3.	General and special taxes and assessments for the fiscal year 2016-2017.
	First Installment:	$7,356.96, PAID
	Penalty:	$0.00
	Second Installment:	$7,356.91, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006115
	A. P. No.:	0240-241-61-0-000

4.	Supplemental taxes for the fiscal year 2016-2017 assessed pursuant to Chapter 3.5 commencing
	with Section 75 of the California Revenue and Taxation Code.
	First Installment:	$2,188.04, PAID
	Penalty:	$0.00
	Second Installment:	$2,188.02, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006115
	A. P. No.:	0240-241-61-0-000

5.	General and special taxes and assessments for the fiscal year 2016-2014.
	First Installment:	$4,142.73, PAID
	Penalty:	$0.00
	Second Installment:	$4,142.69, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006115
	A. P. No.:	0240-241-63-0-000

6.	Supplemental taxes for the fiscal year 2016-2017 assessed pursuant to Chapter 3.5 commencing
	with Section 75 of the California Revenue and Taxation Code.
	First Installment:	$2,184.99, PAID
	Penalty:	$0.00
	Second Installment:	$2,184.97, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006115
	A. P. No.:	0240-241-63-0-000

EXHIBIT H – Page 1

7.	General and special taxes and assessments for the fiscal year 2016-2017.
	First Installment:	$7,928.32, PAID
	Penalty:	$0.00
	Second Installment:	$7,928.29, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006115
	A. P. No.:	0240-241-66-0-000

8.	General and special taxes and assessments for the fiscal year 2016-2017.
	First Installment:	$4,683.65, PAID
	Penalty:	$0.00
	Second Installment:	$4,683.64, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006010
	A. P. No.:	0240-241-14-0-000

9.	Supplemental taxes for the fiscal year 2016-2017 assessed pursuant to Chapter 3.5 commencing
	with Section 75 of the California Revenue and Taxation Code.
	First Installment:	$2,669.11, PAID
	Penalty:	$0.00
	Second Installment:	$2,669.10, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006010
	A. P. No.:	0240-241-14-0-000

10.	General and special taxes and assessments for the fiscal year 2016-2017.
	First Installment:	$4,671.64, PAID
	Penalty:	$0.00
	Second Installment:	$4,671.62, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006010
	A. P. No.:	0240-241-15-0-000

11.	Supplemental taxes for the fiscal year 2016-2017 assessed pursuant to Chapter 3.5 commencing
	with Section 75 of the California Revenue and Taxation Code.
	First Installment:	$2,207.44, PAID
	Penalty:	$0.00
	Second Installment:	$2,207.42, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006010
	A. P. No.:	0240-241-15-0-000

12.	General and special taxes and assessments for the fiscal year 2016-2017.
	First Installment:	$6,527.75, PAID
	Penalty:	$0.00
	Second Installment:	$6,527.71, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006010
	A. P. No.:	0240-241-16-0-000

EXHIBIT H – Page 2

13.	Supplemental taxes for the fiscal year 2016-2017 assessed pursuant to Chapter 3.5 commencing
	with Section 75 of the California Revenue and Taxation Code.
	First Installment:	$3,339.26, PAID
	Penalty:	$0.00
	Second Installment:	$3,339.23, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006010
	A. P. No.:	0240-241-16-0-000

14.	General and special taxes and assessments for the fiscal year 2016-2017.
	First Installment:	$6,226.24, PAID
	Penalty:	$0.00
	Second Installment:	$6,226.20, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006010
	A. P. No.:	0240-241-17-0-000

15.	Supplemental taxes for the fiscal year 2016-2017 assessed pursuant to Chapter 3.5 commencing
	with Section 75 of the California Revenue and Taxation Code.
	First Installment:	$3,477.33, PAID
	Penalty:	$0.00
	Second Installment:	$3,477.31, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006010
	A. P. No.:	0240-241-17-0-000

16.	General and special taxes and assessments for the fiscal year 2016-2017.
	First Installment:	$3,109.87, PAID
	Penalty:	$0.00
	Second Installment:	$3,109.84, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006115
	A. P. No.:	0240-241-32-0-000

17.	Supplemental taxes for the fiscal year 2016-2017 assessed pursuant to Chapter 3.5 commencing
	with Section 75 of the California Revenue and Taxation Code.
	First Installment:	$1,805.13, PAID
	Penalty:	$0.00
	Second Installment:	$1,805.12, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006115
	A. P. No.:	0240-241-32-0-000

18.	General and special taxes and assessments for the fiscal year 2016-2017.
	First Installment:	$6,213.53, PAID
	Penalty:	$0.00
	Second Installment:	$6,213.49, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006115
	A. P. No.:	0240-241-47-0-000

EXHIBIT H – Page 3

19.	Supplemental taxes for the fiscal year 2016-2017 assessed pursuant to Chapter 3.5 commencing
	with Section 75 of the California Revenue and Taxation Code.
	First Installment:	$3,594.53, PAID
	Penalty:	$0.00
	Second Installment:	$3,594.52, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006115
	A. P. No.:	0240-241-47-0-000

20.	General and special taxes and assessments for the fiscal year 2016-2017.
	First Installment:	$2,413.86, PAID
	Penalty:	$0.00
	Second Installment:	$2,413.85, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006115
	A. P. No.:	0240-241-33-0-000

21.	Supplemental taxes for the fiscal year 2016-2017 assessed pursuant to Chapter 3.5 commencing
	with Section 75 of the California Revenue and Taxation Code.
	First Installment:	$1,183.65, PAID
	Penalty:	$0.00
	Second Installment:	$1,183.64, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006115
	A. P. No.:	0240-241-33-0-000

22.	General and special taxes and assessments for the fiscal year 2016-2017.
	First Installment:	$22.43, PAID
	Penalty:	$0.00
	Second Installment:	$22.43, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006115
	A. P. No.:	0240-241-19-0-000

23.	Supplemental taxes for the fiscal year 2016-2017 assessed pursuant to Chapter 3.5 commencing
	with Section 75 of the California Revenue and Taxation Code.
	First Installment:	$690.60, PAID
	Penalty:	$0.00
	Second Installment:	$690.58, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006115
	A. P. No.:	0240-241-19-0-000

24.	General and special taxes and assessments for the fiscal year 2016-2017.
	First Installment:	$6,211.05, PAID
	Penalty:	$0.00

EXHIBIT H – Page 4

	Second Installment:	$6,211.01, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006115
	A. P. No.:	0240-241-20-0-000

25.	Supplemental taxes for the fiscal year 2016-2017 assessed pursuant to Chapter 3.5 commencing
	with Section 75 of the California Revenue and Taxation Code.
	First Installment:	$1,881.47, PAID
	Penalty:	$0.00
	Second Installment:	$1,881.46, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006115
	A. P. No.:	0240-241-20-0-000

26.	General and special taxes and assessments for the fiscal year 2016-2017.
	First Installment:	$3,565.51, PAID
	Penalty:	$0.00
	Second Installment:	$3,565.47, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006115
	A. P. No.:	0240-241-21-0-000

27.	Supplemental taxes for the fiscal year 2016-2017 assessed pursuant to Chapter 3.5 commencing
	with Section 75 of the California Revenue and Taxation Code.
	First Installment:	$1,708.68, PAID
	Penalty:	$0.00
	Second Installment:	$1,708.66, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006115
	A. P. No.:	0240-241-21-0-000

28.	General and special taxes and assessments for the fiscal year 2016-2017.
	First Installment:	$3,112.82, PAID
	Penalty:	$0.00
	Second Installment:	$3,112.78, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006115
	A. P. No.:	0240-241-22-0-000

29.	Supplemental taxes for the fiscal year 2016-2017 assessed pursuant to Chapter 3.5 commencing
	with Section 75 of the California Revenue and Taxation Code.
	First Installment:	$1,637.16, PAID
	Penalty:	$0.00
	Second Installment:	$1,637.16, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006115
	A. P. No.:	0240-241-22-0-000

30.	General and special taxes and assessments for the fiscal year 2016-2017.
	First Installment:	$3,112.94, PAID
	Penalty:	$0.00
	Second Installment:	$3,112.91, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006115
	A. P. No.:	0240-241-23-0-000

EXHIBIT H – Page 5

31.	Supplemental taxes for the fiscal year 2016-2017 assessed pursuant to Chapter 3.5 commencing
	with Section 75 of the California Revenue and Taxation Code.
	First Installment:	$1,292.75, PAID
	Penalty:	$0.00
	Second Installment:	$1,292.73, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006115
	A. P. No.:	0240-241-23-0-000

32.	General and special taxes and assessments for the fiscal year 2016-2017.
	First Installment:	$8,715.46, PAID
	Penalty:	$0.00
	Second Installment:	$8,715.43, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006115
	A. P. No.:	0240-241-48-0-000

33.	Supplemental taxes for the fiscal year 2016-2017 assessed pursuant to Chapter 3.5 commencing
	with Section 75 of the California Revenue and Taxation Code.
	First Installment:	$3,420.48, PAID
	Penalty:	$0.00
	Second Installment:	$3,420.47, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006115
	A. P. No.:	0240-241-48-0-000

34.	General and special taxes and assessments for the fiscal year 2016-2017.
	First Installment:	$3,103.62, PAID
	Penalty:	$0.00
	Second Installment:	$3,103.58, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006115
	A. P. No.:	0240-241-24-0-000

35.	Supplemental taxes for the fiscal year 2016-2017 assessed pursuant to Chapter 3.5 commencing
	with Section 75 of the California Revenue and Taxation Code.
	First Installment:	$PAID, 1,728.21
	Penalty:	$0.00
	Second Installment:	$1,728.20, OPEN
	Penalty:	$1,728.20
	Tax Rate Area:	006115
	A. P. No.:	0240-241-24-0-000

36.	General and special taxes and assessments for the fiscal year 2016-2017.
	First Installment:	$3,043.54, PAID
	Penalty:	$0.00
	Second Installment:	$3,043.52, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006115
	A. P. No.:	0240-241-41-0-000

EXHIBIT H – Page 6

37.	Supplemental taxes for the fiscal year 2016-2017 assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code.
	First Installment:	$1,768.79, PAID
	Penalty:	$0.00
	Second Installment:	$1,768.76, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006115
	A. P. No.:	0240-241-41-0-000

38.	General and special taxes and assessments for the fiscal year 2016-2017.
	First Installment:	$3,082.16, PAID
	Penalty:	$0.00
	Second Installment:	$3,082.15, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006115
	A. P. No.:	0240-241-34-0-000

39.	Supplemental taxes for the fiscal year 2016-2017 assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code.
	First Installment:	$1,791.23, PAID
	Penalty:	$0.00
	Second Installment:	$1,791.23, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006115
	A. P. No.:	0240-241-34-0-000

40.	General and special taxes and assessments for the fiscal year 2016-2017.
	First Installment:	$2,072.29, PAID
	Penalty:	$0.00
	Second Installment:	$2,072.28, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006115
	A. P. No.:	0240-241-40-0-000

41.	Supplemental taxes for the fiscal year 2016-2017 assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code.
	First Installment:	$1,204.22, PAID
	Penalty:	$0.00
	Second Installment:	$1,204.20, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006115
	A. P. No.:	0240-241-40-0-000

42.	General and special taxes and assessments for the fiscal year 2016-2017.
	First Installment:	$3,082.16, PAID
	Penalty:	$0.00
	Second Installment:	$3,082.15, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006115
	A. P. No.:	0240-241-30-0-000

EXHIBIT H – Page 7

43.	Supplemental taxes for the fiscal year 2016-2017 assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code.
	First Installment:	$1,791.23, PAID
	Penalty:	$0.00
	Second Installment:	$1,791.23, OPEN
	Penalty:	$0.00
	Tax Rate Area:	006115
	A. P. No.:	0240-241-30-0-000

44.	The lien of supplemental taxes, if any, assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code.

The Following Matters Affect Parcel A:

45.	Water rights, claims or title to water, whether or not shown by the public records.

46.	Rights of the public in and to that portion of the land lying within Baseline Road and Laurel Avenue.

47.	A right of way for ditches and canals as reserved by the United States of America in the patent recorded in Book “F” of Patents, Page 71.

48.	This item has been intentionally deleted.

The Following Matters Affect Parcel B:

49.	A right of way for ditches and canals as reserved by the United States of America in the patent recorded in Book F of Patents, Page 71.

50.	Rights of the public in and to that portion of the land lying within Baseline Road.

The Following Matters Affect Parcel C:

51.	Water rights, claims or title to water, whether or not shown by the public records.

52.	Rights of the public in and to that portion of the land lying within Baseline Road.

The Following Matters Affect Parcel D:

53.	Rights of the public in and to that portion of the land lying within Baseline Road.

54.	Water rights, claims or title to water, whether or not shown by the public records.

The Following Matters Affect Parcel E:

55.	Water rights, claims or title to water, whether or not shown by the public records.

56.	Rights of the public in and to that portion of the land lying within Baseline Road.

57.	A right of way for ditches and canals as reserved by the United States of America in the patent recorded September 05, 1901 in Book F of Patents, Page 71.

58.	An easement for roadway and incidental purposes, recorded June 22, 1956 in Book 3970, Page 337 of Official Records.

In Favor of:	County of San Bernardino
Affects:	As described therein

EXHIBIT H – Page 8

The Following Matters Affect Parcel F:

59.	Water rights, claims or title to water, whether or not shown by the public records.

60.	Rights of the public in and to that portion of the land lying within Baseline Road.

61.	A right of way for ditches and canals as reserved by the United States of America in the patent recorded September 05, 1901 in Book F of Patents, Page 71.

The Following Matters Affect Parcel G:

62.	Rights of the public in and to that portion of the land lying within Baseline Road.

63.	Water rights, claims or title to water, whether or not shown by the public records.

The Following Matters Affect Parcel H:

64.	Water rights, claims or title to water, whether or not shown by the public records.

65.	Rights, rights of way, reservations and exceptions in the patent recorded September 05, 1901 in Book F of Patents, Page 71.

66.	Rights of the public in and to that portion of the land lying within Baseline Road.

67.	Rights, rights of way, reservations and exceptions in the patent recorded July 08, 1901 in Book F of Patents, Page 389.

68.	An easement for A right of way for streets, highway, sanitary sewer lines, water lines and utilities and incidental purposes, recorded January 16, 2015 as Instrument No. 2015-0019787 of Official Records.

	In Favor of:	The City of Rialto, a California municipal corporation
	Affects:	Parcel B as described therein, and as shown on ALTA Survey
prepared by SB & O, Inc., dated October 30, 2015 (the
“Survey”)

The Following Matters Affect Parcel I:

69.	Water rights, claims or title to water, whether or not shown by the public records.

70.	An easement for electric line, consisting of poles, necessary guys and anchors, crossarms, wires and other fixtures and appliances and incidental purposes, recorded August 23, 1962 as Instrument No. 361, Book 5756, Page 320 of Official Records.

	In Favor of:	Southern California Edison Company, a Corporation
	Affects:	As described therein, and as shown on ALTA Survey prepared by
SB & O, Inc., dated October 30, 2015 (the “Survey”)

71.	An easement for Road and Highway purposes and incidental purposes, recorded August 04, 2004 as Instrument No. 2004-559647 of Official Records.

In Favor of:	County of San Bernardino
Affects:	As described therein, and as shown on ALTA Survey prepared by SB & O, Inc., dated October 30, 2015 (the “Survey”)

EXHIBIT H – Page 9

The Following Matters Affect Parcel J:

72.	Rights of the public in and to that portion of the land lying within Alder Avenue.

73.	A right of way for ditches and canals as reserved by the United States of America in the patent recorded September 05, 1901 in Book F of Patents, Page 71.

74.	An easement for for the construction, maintenance and operations of electric line and telephone lines and cables and incidental purposes in the document recorded December 20, 1948 in Book 2337, Page 361 of Official Records.

75.	This item has been intentionally deleted.

The Following Matters Affect Parcel K:

76.	A right of way for ditches and canals as reserved by the United States of America in the patent recorded September 05, 1901 in Book “F” of Patents, Page 71.

77.	An easement for the construction, maintenance and operations of electric line and telephone lines and cables and incidental purposes, recorded December 20, 1948 in Book 2337, Page 361 of Official Records.

In Favor of:	Southern California Edison Company LTD., a corporation, its successors and assigns
Affects:	As described therein

The location of the easement cannot be determined from record information.

78.	An easement for road, highway and incidental purposes, recorded August 04, 2004 as Instrument No. 2004-0559649 of Official Records.

In Favor of:	The County of San Bernardino
Affects:	As described therein, and as shown on ALTA Survey prepared by SB & O, Inc., dated October 30, 2015 (the “Survey”)

The Following Matters Affect Parcel L:

79.	An easement for public utilities and incidental purposes, recorded December 20, 1948 in Book 2337, Page 361 of Official Records.

In Favor of:	Southern California Edison Company
Affects:	As described therein

80.	An easement for public utilities and incidental purposes, recorded September 24, 1962 in Book 5772, Page 140 of Official Records.

In Favor of:	Southern California Edison Company
Affects:	As described therein, and as shown on ALTA Survey prepared by SB & O, Inc., dated October 30, 2015 (the “Survey”)

81.	An easement for road, highway and incidental purposes, recorded July 27, 2000 as Instrument No. 2000-268635 of Official Records.

In Favor of:	City of Rialto, a Municipal Corporation and the State of California
Affects:	As described therein, and as shown on ALTA Survey prepared by SB & O, Inc., dated October 30, 2015 (the “Survey”)

EXHIBIT H – Page 10

The Following Matters Affect Parcel M:

82.	An easement for road and highway purposes and incidental purposes, recorded July 12, 2000 as Instrument No. 20000246833 of Official Records.

In Favor of:	City of Rialto, a Municipal Corporation of the State of California
Affects:	As described therein, and as shown on ALTA Survey prepared by SB & O, Inc., dated October 30, 2015 (the “Survey”)

The Following Matters Affect Parcel N:

83.	A right of way for ditches and canals as reserved by the United States of America in the patent recorded September 05, 1901 in Book F of Patents, Page 71.

84.	An easement for the construction, maintenance and operations of electric line and telephone lines and cables and incidental purposes in the document recorded December 20, 1948 in Book 2337, Page 361 of Official Records.

The location of the easement cannot be determined from record information.

85.	An easement for road and highway and incidental purposes in the document recorded June 27, 2000 as Instrument No. 20000228515 of Official Records, and as shown on ALTA Survey prepared by SB & O, Inc., dated October 30, 2015 (the “Survey”)

The Following Matters Affect Parcel O:

86.	Water rights, claims or title to water, whether or not shown by the public records.

87.	Rights, rights of way, reservations and exceptions in the patent recorded in Book F of Patents, Page 71.

88.	An easement for pipe lines and incidental purposes in the document recorded as in Book 9796, Page 1078 of Official Records, and as shown on ALTA Survey prepared by SB & O, Inc., dated October 30, 2015 (the “Survey”).

The Following Matters Affect Parcel P:

89.	A right of way for ditches and canals as reserved by the United States of America in the patent recorded September 05, 1901 in Book F of Patents, Page 71.

The location of the easement cannot be determined from record information.

90.	An easement for road, highway and incidental purposes, recorded June 27, 2000 as Instrument No. 20000228514 of Official Records.

In Favor of:	the City of Rialto
Affects:	As described therein, and as shown on ALTA Survey prepared by SB & O, Inc., dated October 30, 2015 (the “Survey”)

91.	An easement for road right of way, public utilities and incidental purposes, recorded May 04,2010 as Instrument No. 2010-0172951 of Official Records.

In Favor of:	the City of Rialto
Affects:	As described therein, and as shown on ALTA Survey prepared by SB & O, Inc., dated October 30, 2015 (the “Survey”)

EXHIBIT H – Page 11

The Following Matters Affect Parcel Q:

92.	Water rights, claims or title to water, whether or not shown by the public records.

93.	Rights, rights of way, reservations and exceptions in the patent recorded September 05, 1901 in Book F of Patents, Page 71.

(Affects All Parcels)

94.	Rights, rights of way, reservations and exceptions in the patent recorded July 08, 1901 in Book F, Page 389 of Patents.

95.	An easement for public utilities, access and incidental purposes, recorded September 24, 1962 in Book 5772, Page 142 of Official Records.

In Favor of:	Southern California Edison Company, its successors and assigns
Affects:	As described therein, and as shown on ALTA Survey prepared by SB & O, Inc., dated October 30, 2015 (the “Survey”)

96.	An easement for public utilities, access and incidental purposes, recorded October 24, 1962 in Book 5790, Page 186 of Official Records.

In Favor of:	Southern California Edison Company, its successors and assigns
Affects:	As described therein, and as shown on ALTA Survey prepared by SB & O, Inc., dated October 30, 2015 (the “Survey”)

97.	An easement for public utilities, access and incidental purposes, recorded October 29, 1962 in Book 5792, Page 729 of Official Records.

In Favor of:	Southern California Edison Company, its successors and assigns
Affects:	As described therein, and as shown on ALTA Survey prepared by SB & O, Inc., dated October 30, 2015 (the “Survey”)
Terms and provisions contained in the above document.

98.	An offer of dedication for A right of way for public street and public utility purposes and incidental purposes, recorded August 04, 2014 as Instrument No. 2014-0280325 of Official Records.

To:	The City of Rialto, and as shown on ALTA Survey prepared by
SB & O, Inc., dated October 30, 2015 (the “Survey”)

99.	An offer of dedication for A right of way for public street and public utility purposes and incidental purposes, recorded August 5, 2015 as Instrument No. 2015-0335153 of Official Records.

To:	The City of Rialto

100.	The terms and provisions contained in the document entitled “Covenant for Payment of Water Fee” recorded November 24, 2015 as Instrument No. 2015-0515561 of Official Records. By and between Baseline Opportunity, LLC, a Delaware limited liability company and Lewis-Hillwood Rialto Company, LLC, a Delaware limited liability

The Following Matters Affect Various Parcels:

101.	A Grant of Right of Way for streets, highways, sanitary sewer lines, domestic water lines, public utilities and incidental purposes, recorded November 24 , 2015 as Instrument No. 2015- 0515562 of Official Records.

To:	The City of Rialto

Affects portions of Parcels D, E, F, G and H

EXHIBIT H – Page 12

102.	A Grant of Right of Way for streets, highways, sanitary sewer lines, domestic water lines, public utilities and incidental purposes, recorded November 24, 2015 as Instrument No. 2015-0515563 of Official Records.

To:	The City of Rialto

Affects a portion of Parcel I

103.	A Grant of Right of Way for streets, highways, sanitary sewer lines, domestic water lines, public utilities and incidental purposes, recorded November 24, 2015 as Instrument No. 2015-0515564 of Official Records.

To:	The City of Rialto

Affects portions of Parcel I

104.	A Grant of Right of Way for streets, highways, sanitary sewer lines, domestic water lines, public utilities and incidental purposes, recorded November 24, 2015 as Instrument No. 2015-0515565 of Official Records.

To:	The City of Rialto

Affects Parcel Q

105.	The terms and provisions contained in the document entitled “Certificate of Compliance No. 224” recorded November 24, 2015 as Instrument No. 2015-0515541 of Official Records.

Affects Parcels B and C

106.	An offer of dedication for streets, highways, sanitary sewer lines, domestic water lines, public utilities and incidental purposes, recorded November 24, 2015 as Instrument No. 2015-0515543 of Official Records.

To:

Affects Parcels B and C

107.	The terms and provisions contained in the document entitled “Declaration of Covenants and Restrictions” recorded November 24, 2015 as Instrument No. 2015-0515560 of Official Records. By and between Lewis-Hillwood Rialto Company, LLC, a Delaware limited liability company and Baseline Opportunity, LLC, a Delaware limited liability company Affects Parcel Q

The Following Matters Affect All Parcels:

108.	The terms and provisions contained in the document entitled “Access Easement and Parking Agreement” recorded November 24, 2015 as Instrument No. 2015-0515559 of Official Records. By and between Baseline Opportunity, LLC, a Delaware limited liability company and Friendship Baptist Church of Rialto California, an Incorporated Association

109.	The terms and provisions contained in the document entitled “Development Agreement” recorded November 24, 2015 as Instrument No. 2015-0515566 of Official Records. By and between the City of Rialto and Baseline Opportunity, LLC, a Delaware limited liability company

110.	The terms and provisions contained in the document entitled “Maintenance Agreement” recorded November 24, 2015 as Instrument No. 2015-0515567 of Official Records. By and between the City of Rialto and Baseline Opportunity, LLC, a Delaware limited liability company

EXHIBIT H – Page 13

EXHIBIT I

Tenant’s Initial Environmental Disclosure

1.	Standard office and shop cleaning materials used in the normal course of Tenant’s business, including printer ink, copier fluid, and other standard office supplies.

2.	Diesel Fuel for Diesel Generator stored in attached tank. Tenant intends to relocate 550KW Diesel Generator with an 850 gallon tank. Tenant will update Landlord if size of Diesel Generator changes prior to installation.

3.	Tenant will maintain a vendor supplied propane tank to service propane fuel lift trucks. Tank is anticipated to be 400 gallon size. Tenant will update Landlord if size of propane tank changes.

4.	Oil: Tenant purchases oil in small container quantities and all oil stored on site will be 15 gallons or less.

5.	Grease: Tenant purchases oil in small container quantities and all grease stored on site will be 15 gallons or less.

6.	Paint: Tenant purchases paint in small container quantities and all paint stored on site will be 15 gallons or less.

7.	Material Handling Equipment Lead Acid Storage Batteries maintained on site for MHE operation.

Asset Number	Description	NAME	Make	model # (for a battery this is 18- 85-13)	Serial #	Voltage	Amp - Hours
4737	Battery	BLD17	Northeast	18-85-17	4752811	36V	680
4608	Battery	BPJ35	BBI	E85-13	H4586	24V	510
4609	Battery	BPJ05	BBI	E85-13	H4584	24V	510
4610	Battery	BPJ01	BBI	E85-13	H4583	24V	510
4651	Battery	BPJ04	BBI	E85-13	J8331	24V	510
4652	Battery	BPJ33	BB1	E85-13	J8330	24V	510
4653	Battery	BPJ07		E85-13	J8329	24V	510
4654	Battery	BPJ29		E85-13	J8327	24V	510
4655	Battery	BPJ23		E85-13	J8328	24V	510
4692	Battery	BPJ08		E85-13	J5983	24V	510
4693	Battery	BPJ06		E85-13	J5982	24V	510
4694	Battery	BPJ30	BBI	E85-13	J5980	24V	510
4695	Battery	BPJ02	BBI	E85-13	J5981	24V	510
4705	Battery	BPJ22	N/A	E85-13	2H41652	24V	510
4709	Battery	BPJ34	BBI	E85-13	H4585	24V	510
4739	Battery	BPJ21	Northeast	E85-13	40298F7	24V	510

EXHIBIT I – Page 1

4788	Battery	BPJ03	BBI	E85-13	H3975	24V	510
4909	Battery	BPJ15	Exide	E85-13	RZJ105311	24V	510
4690	Battery	BOP12	BBI	12D125-13	J5986	24V	750
4611	Battery	BOP27	General	12-D125-13	J8333	36V	625
4613	Battery	BOP29	General	12-D125-13	J8338	36V	625
4618	Battery	BOP10	BBI	12-D125-13	J8332	24V	750
4620	Battery	BOP14	General	12-D125-13	J3834	24V	750
4681	Battery	BOP08	BBI	12-D125-13	J5984	24V	750
4682	Battery	BOP13	BBI	12D125-13	J5985	24V	750
1661	Battery	BOP16	Enersys	E125-15	RNG872747	24V	875
1662	Battery	BOP15	Enersys	E125-15	RNG872746	24V	875
1666	Battery	BOP35	Enersys	E125-11	RNG872112	36V	625
4925	Battery	BOP02	Exide	E125-15	AB178988	24V	875
4612	Battery	BOP34	General	18-125-11	J8340	36V	625
4615	Battery	BOP30	General	18-D125-11	J8337	36V	625
4691	Battery	BOP24		18-D125-11	MJP1055192	36V	625
4730	Battery	BOP20	General	18-D125-11	MID1019105	36V	625
4782	Battery	BOP31	General	18-D125-11	MID1019107	36V	625
4784	Battery	BOP32	General	18-D125-11	MID1019106	36V	625
1671	Battery	BOP36	Enersys	18-D125-11	RNH882151	36V	625
1672	Battery	BOP37	Enersys	18-D125-11	RNH882152	36V	625
4785	Battery	BOP26	General	18-D125-11	MID1019104	36V	625
4810	Battery	BOP22	BBI	18-D125-11	H4587	36V	625
4614	Battery	BOP28	General	18-D125-13	J8336	36V	625
4619	Battery	BOP11	General	18-D125-13	J8333	24V	750
4616	Battery	BOP23	General	18-D125-13	J8339	36V	625
4740	Battery	BOP21	Exide	E125-15	AMF103869	36V	625
4688	Battery	BRE11	BBi	E125-13	J5990	36V	750
4700	Battery	BPJ31		E85-13	40300f7	24V	510
280	Battery	BRE32	Northeast	E125-13	37040d6	36V	750
4601	Battery	BRE33	BBI	E125-13	H4578	36V	750
4602	Battery	BRE05	BBI	E125-13	H4580	36V	750
4604	Battery	BRE19	BBI	E125-13	H4582	36V	750
4605	Battery	BRE01	BBI	E125-13	H4581	36V	750
4606	Battery	BRE35	BBI	E125-13	H4579	36V	750
4656	Battery	BRE06	BBI	E125-13	H4577	36V	750
4671	Battery	BRE22	BBI	E125-13	J5991	36V	750
4673	Battery	BRE38	BBI	E125-13	MLE-1130491	36V	750
4683	Battery	BRE14	BBI	E125-13	J5989	36V	750
4684	Battery	BRE15	BBI	E125-13	J5987	36V	750

EXHIBIT I – Page 2

4685	Battery	BRE04	BBI	E125-13	J5993	36V	750
4686	Battery	BRE07	BBI	E125-13	J5988	36V	750
4689	Battery	BRE02	BBI	E125-13	J5992	36V	750
4699	Battery	BRE41	BBI	E125-13	RMG804991	36V	750
4701	Battery	BRE29	General	E125-13	MII103369	36V	750
4702	Battery	BRE24	General	E125-13	MII1033550	36V	750
4703	Battery	BRE31	General	E125-13	MII1033549	36V	750
4706	Battery	BRE27	General	E125-13	MII103370	36V	750
4708	Battery	BRE40	Northeast	E125-13	4752611	36V	750
4728	Battery	BRE28	General	E125-13	MIJ1037165	36V	750
4729	Battery	BRE23	General	E125-13	MII1033552	36V	750
4731	Battery	BRE26	General	E125-13	MHK1005371	36V	750
4732	Battery	BRE37	General	E125-13	MHK1005369	36V	750
4733	Battery	BRE30	General	E125-13	MII1033551	36V	750
4738	Battery	BRE36	General	E125-13	MIJ1036680	36V	750
4750	Battery	BRE16	Northeast	E125-13	4752711	36V	750
4763	Battery	BRE13	BBI	E125-13	G3141	36V	750
4764	Battery	BRE09	BBI	E125-13	G3144	36V	750
4765	Battery	BRE20	BBI	E125-13	G3143	36V	750
4766	Battery	BRE08	BBI	E125-13	G3145	36V	750
4767	Battery	BRE17	BBI	E125-13	G3148	36V	750
4768	Battery	BRE21	BBI	E125-13	G3142	36V	750
4769	Battery	BRE12	BBI	E125-13	G3146	36V	750
4770	Battery	BRE03	BBI	E125-13	G3417	36V	750
4780	Battery	BDR01	General	125-P13	MKB1085655	36V	750
4792	Battery	BDR02	General	125-P13	MKB1085656	36V	750
4793	Battery	BDR04	General	125-P13	MKB1085658	36V	750
4794	Battery	BDR03	General	125-P13	MKB1085657	36V	750
4808	Battery	BRE10	BBI	E125-13	H4516	36V	750
4809	Battery	BRE18	BBI	E125-13	H4575	36V	750
4676	Battery	BRE39	General	E125-13	MLH1140257	36V	750
4687	Battery	BCR09	BBI	18-125-17	J5994	36V	1000
4617	Battery	BCR01	DEKA	18-d125-17	J8341	36v	1000
4725	Battery	BCR07	Northeast	18-D125-17	39893 E7	36V	1000
4726	Battery	BCR03	Northeast	18-D125-17	39892 E7	36V	1000
4735	Battery	B103A	Northeast	18-D125-17	39888 E7	36V	1000
4736	Battery	BCR05	Northeast	18-D125-17	39889 E7	36V	1000
1681	Battery	BCR10	Enersys	18-D125-17	RNI886614	36V	1000
1682	Battery	BCR11	Enersys	18-D125-17	RNI886613	36V	1000
1683	Battery	BCR12	Enersys	18-D125-17	RNI886616	36V	1000
1684	Battery	BCR13	Enersys	18-D125-17	RNI886615	36V	1000

EXHIBIT I – Page 3

1689	Battery	BCR14	Enersys	18-D125-17	RNK899520	36V	1000
1687	Battery	BCR15	Enersys	18-D125-17	RNK859513	36V	1000
1688	Battery	BCR16	Enersys	18-D125-17	RNK899521	36V	1000
1690	Battery	BCR17	Enersys	18-D125-17	RNI887913	36V	1000
4787	Battery	BCR08	BBI	18-D125-17	H4588	36V	1000
1667	Battery	BTT18	Enersys	E125-15	RNH878037	48V	875
1668	Battery	BTT19	Enersys	E125-15	RNH878036	48V	875
1669	Battery	BTT20	Enersys	E125-15	RNH878039	48V	875
1670	Battery	BTT21	Enersys	E125-15	RNH878038	48V	875
1686	Battery	BTT23	Enersys	E125-15	RNI886611	48V	875
1693	Battery	BTT22	Enersys	E125-15	RNI886612	48V	875
4677	Battery	BTT14	General	125G-15	M5301	48V	875
4678	Battery	BTT15	General	125G-15	M5300	48V	875
4679	Battery	BTT16	General	125G-15	M5302	48V	875
4680	Battery	BTT17	General	125G-15	M5299	48V	875
4712	Battery	BTT08	General	125G-15	MIK1040678	48V	875
4795	Battery	BTT13	General	125G-15	MIK1040693	48V	875
4797	Battery	BTT11	General	125G-15	MKA1081985	48V	875
4816	Battery	BTT12	General	125G-15	MIK1040677	48V	875
4817	Battery	BTT09	General	125G-15	MKA1081986	48V	875
4713	Battery	BTT10	General	125G-15	MIK1040679	48V	875

EXHIBIT I – Page 4

EXHIBIT J

Existing Reports

•	Phase I Environmental Site Assessment prepared by Cardno ATC

(dated July 14, 2015)

•	Hazardous Materials Survey Report prepared by Cardno ATC

(dated July 10, 2015 and updated on October 15, 2015)

•	Air Monitoring Clearance Report prepared by ATC Group Services LLC

(dated April 8, 2016)

EXHIBIT J – Page 1

EXHIBIT K

Tenant’s Signage

Signage:

Signage will be ground mounted, in a location(s) visible traffic. Additional signs for auto parking and directing tractor trailers to shipping and receiving entrances on N. Laurel Avenue will also be ground mounted.

Current Sign depicted below is 7.5’ long, 1’ wide and 4’ high. Upon determination of landscape areas and sight lines and determination for proper location of signage and traffic direction signs, Lifetime Brands will submit final specification for signage for approval.

EXHIBIT K – Page 1

TABLE OF CONTENTS

			Page
ARTICLE One: BASIC TERMS.			1

Section	1.01.	Terms.	1

Section	1.02.	Lease Term:	1

Section	1.03.	Permitted Uses (See Article Five)	2

Section	1.04.	Tenant’s Guarantor.	2

Section	1.05.	Brokers (See Article Fourteen).	2

Section	1.06.	Commission payable to Brokers (See Article Fourteen).	2

Section	1.07.	Security Deposit (See Section 3.02).	2

Section	1.08.	Vehicle Parking Spaces Allocated to Tenant.	3

Section	1.09.	Rent and Other Charges Payable by Tenant:	3

Section	1.10.	Riders and Exhibits.	7

ARTICLE Two: LEASE TERM.			7

Section	2.01.	Lease of Premises for Lease Term.	7

Section	2.02.	Intentionally Deleted.	7

Section	2.03.	Delay in Commencement.	7

Section	2.04.	Early Access.	8

Section	2.05.	Holding Over.	9

ARTICLE Three: BASE RENT.			10

Section	3.01.	Time and Manner of Payment.	10

Section	3.02.	Security Deposit; Increases.	10

Section	3.03.	Termination; Advance Payments.	12

ARTICLE Four: OTHER CHARGES PAYABLE BY TENANT.			13

Section	4.01.	Rent.	13

Section	4.02.	Property Taxes.	13

Section	4.03.	Utilities.	15

Section	4.04.	Insurance Policies.	15

Section	4.05.	Late Charges.	18

Section	4.06.	Interest on Past Due Obligations.	19

Section	4.07.	Impounds for Insurance Premiums, Real Property Taxes.	19

Section	4.08.	Management Fees.	19

i

ARTICLE Five: USE OF PREMISES.			19

Section	5.01.	Permitted Uses.	19

Section	5.02.	Compliance with Applicable Laws.	19

Section	5.03.	Hazardous Materials.	20

Section	5.04.	Signs and Auctions.	24

Section	5.05.	Indemnity.	25

Section	5.06.	Landlord’s Access.	26

Section	5.07.	Quiet Possession.	26

ARTICLE Six: CONDITION OF PROPERTY; MAINTENANCE, REPAIRS AND ALTERATIONS.			26

Section	6.01.	Existing Conditions.	26

Section	6.02.	Exemption of Landlord from Liability.	27

Section	6.03.	Landlord’s Obligations.	27

Section	6.04.	Tenant’s Obligations.	28

Section	6.05.	Alterations, Additions, and Improvements.	30

Section	6.06.	Condition upon Termination.	31

Section	6.07.	Landlord’s Representations	32

ARTICLE Seven: DAMAGE OR DESTRUCTION			33

Section	7.01.	Partial Damage to Premises.	33

Section	7.02.	Substantial or Total Destruction.	34

Section	7.03.	Temporary Reduction of Rent.	34

Section	7.04.	Waiver.	34

ARTICLE Eight: CONDEMNATION			34

ARTICLE Nine: ASSIGNMENT AND SUBLETTING			35

Section	9.01.	Landlord’s Consent Required.	35

Section	9.02.	Permitted Transfers.	35

Section	9.03.	Release of Tenant.	36

Section	9.04.	Intentionally Deleted.	36

Section	9.05.	Landlord’s Consent.	36

Section	9.06.	No Merger.	36

Section	9.07.	Assignment by Landlord.	37

ARTICLE Ten: DEFAULTS; REMEDIES			37

Section	10.01.	Covenants and Conditions; Time of Essence.	37

ii

Section	10.02.	Events of Defaults.	37

Section	10.03.	Remedies.	38

Section	10.04.	Repayment of “Free” Rent.	39

Section	10.05.	Intentionally Omitted.	40

Section	10.06.	California Civil Code Section 1951.4 Remedy.	40

Section	10.07.	Cumulative Remedies.	40

Section	10.08.	Landlord’s Default.	40

ARTICLE Eleven: PROTECTION OF LENDERS.			41

Section	11.01.	Subordination.	41

Section	11.02.	Attornment.	42

Section	11.03.	Current Lender’s SNDA.	43

Section	11.04.	Estoppel Certificates.	44

Section	11.05.	Financial Condition.	44

ARTICLE Twelve: LEGAL COSTS			45

Section	12.01.	Legal Proceedings.	45

Section	12.02.	Landlord’s Consent.	45

ARTICLE Thirteen: MISCELLANEOUS PROVISIONS			46

Section	13.01.	Non-Discrimination.	46

Section	13.02.	Landlord’s Liability; Certain Duties.	46

Section	13.03.	Severability.	46

Section	13.04.	Interpretation.	47

Section	13.05.	Incorporation of Prior Agreements; Modifications.	47

Section	13.06.	Notices.	47

Section	13.07.	Waivers.	48

Section	13.08.	No Recordation.	48

Section	13.09.	Binding Effect.	48

Section	13.10.	Choice of Law.	49

Section	13.11.	Authority.	49

Section	13.12.	Joint and Several Liability.	49

Section	13.13.	Force Majeure.	49

Section	13.14.	Execution of Lease; Electronic Signatures.	50

Section	13.15.	Survival.	50

iii

Section	13.16.	Not an Offer.	50

Section	13.17.	OFAC.	50

Section	13.18.	STATUTORY DISCLOSURE.	51

Section	13.19.	Nondisclosure of Certain Lease Terms.	51

Section	13.20.	LEED Rating.	51

Section	13.21.	Drafting.	51

Section	13.22.	Tenant Cooperation.	52

ARTICLE Fourteen: BROKERS			52

Section	14.01.	Broker’s Fee.	52

Section	14.02.	Agency Disclosure; No Other Brokers	52

ARTICLE Fifteen: COMPLIANCE			52

RIDER

ARTICLE Sixteen: OPTION(S) TO EXTEND.			1

Section	16.01.	Grant of Options.	1

Section	16.02.	Extension Term Rent.	1

Section	16.03.	Arbitration.	2

Section	16.04.	OPTION IS NOT ASSIGNABLE.	4

Section	16.05.	EXTENSION TERM(S) IMPROVEMENT ALLOWANCE.	4

ARTICLE Seventeen: CALIFORNIA WAIVERS.			5

EXHIBITS

Exhibit A:	Land Legal Description.
Exhibit B:	Premises Site Plan.
Exhibit C:	LEED Requirements.
Exhibit D:	Work Letter.
Exhibit E:	Current Lender’s SNDA (as hereinafter defined).
Exhibit F:	Form of Estoppel Certificate.
Exhibit G:	Letter of Credit Form.
Exhibit G-1:	JPMorgan Chase Letter of Credit Form.
Exhibit H:	Title Matters.
Exhibit I:	Tenant’s Initial Environmental Disclosure.
Exhibit J:	Existing Reports.
Exhibit K:	Tenant’s Signage.

iv